                                                             EXHIBIT 10.13







                           INTERCONNECTION AGREEMENT

                                    BETWEEN

                         ACCELERATED CONNECTIONS, INC.

                                      AND

                                 PACIFIC BELL


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                               TABLE OF CONTENTS


INTERCONNECTION AGREEMENT......................................1
RECITALS.......................................................1
DEFINITIONS....................................................1
Network Interconnection........................................8
 Interconnection Within Each LATA..............................9
 Single POI Model..............................................9
 Sizing And Structure of Interconnection Facilities...........10
 Trunking Directionality......................................10
 Common Channel Signaling and Signaling Protocol..............11
 Local Interconnection Trunk Arrangements.....................11
 Meet Point Trunking Arrangements.............................12
 Combination Interconnection Trunk Groups.....................14
 Control Office Functions.....................................15
 Testing and Trouble Responsibilities.........................15
 Bilateral Agreement..........................................16
 Performance Standards and Measurements.......................16
 Interconnection Forecasting..................................16
 Interconnection Grade Of Service.............................17
 Interconnection Deployment...................................17
 Interconnection Trunk Servicing..............................18
 Network Management...........................................18
 Tariffed Services............................................19
 End User Repair Calls........................................19
 Referral Services............................................19
Nondiscriminatory Access To Network Elements..................20
 Links........................................................20
 Transport....................................................26
 Ports/Local Switching........................................27
 Cross Connects...............................................27
 Multiplexing.................................................27
 Nondiscriminatory Access to Databases and Associated
  Signaling...................................................27
 Forecasts for Certain Unbundled Network Elements.............27
 Interconnection and Network Element Request Process..........27
Nondiscriminatory Access To Poles, Ducts, Conduits and
 Rights of Way................................................29
Emergency Services, Directory Assistance and Operator Call
 Completion Services..........................................31
 Emergency Services...........................................31
 Directory Assistance.........................................32
 Call Completion Service......................................33
White Page Directory Listings.................................33
Nondiscriminatory Access To Number Resources..................34
Number Portability............................................35
 Interim Number Portability...................................35
 Permanent Number Portability.................................35
 Requirements for INP and PNP.................................36
Local Dialing Parity..........................................38
 Reciprocal Compensation Arrangements.........................38

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                                               Table of Contents

Telecommunications Services Available for Resale..............44
Collocation and Mid Span Meets................................44
 Physical Collocation.........................................45
 Shared Space Collocations....................................46
 Microwave Collocation........................................48
 POT Bay Engineering..........................................48
 Virtual Collocation..........................................48
 Mid-Span Meet Arrangements...................................48
Meet Point Billing Arrangements...............................49
Local Interconnection Data Exchange for Billing...............52
Audit Process.................................................52
Audiotext and Mass Announcement Services......................54
 Usage Sensitive Compensation.................................54
 Billing and Collection Compensation..........................54
Branding......................................................54
Most Favorable Terms and Treatment............................54
Dispute Resolution and Binding Arbitration....................55
Force Majeure.................................................56
Regulatory Decision...........................................56
Regulatory Approval...........................................56
Integration...................................................56
Term of Agreement.............................................57
Effective Date................................................57
Amendment of Agreement........................................57
Limitation of Liability.......................................57
Intellectual Property.........................................57
Indemnity.....................................................57
Assignment....................................................58
Controlling Law...............................................58
Default.......................................................58
Nondisclosure.................................................58
Execution In Duplicate........................................60
Notices.......................................................60
Good Faith Performance........................................60

                                 ii
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                           INTERCONNECTION AGREEMENT

     THIS INTERCONNECTION AGREEMENT ("Agreement"), made as of this _____ day of July 1997, is between ACI Communications Company ("ACI"), a California corporation, and Pacific Bell ("Pacific"), a California corporation.

                                   RECITALS

     WHEREAS, a major purpose of the Telecommunications Act of 1996 ("the Act") is to permit and encourage the vigorous competition that provides widespread consumer choice; and

     WHEREAS, the most effective way to achieve this purpose is to eliminate any perceived or real market power possessed by some carriers; and

     WHEREAS, Pacific is willing to sell unbundled network elements and additional features, as well as services for resale on the terms and subject to the condition of this Agreement; and

     WHEREAS, ACI is a Telecommunications carrier and has requested that Pacific negotiate an Agreement with ACI for the provision of interconnection, Unbundled Network Elements and services pursuant to the Act and in conformance with Pacific's duties under the Act; and

     WHEREAS, Section 252 of the Act mandates good faith negotiations between incumbent Local Exchange Carriers and any telecommunications carrier requesting interconnection without regard to the standards set forth in subsections (b) and (c) of Section 251 of the Act; and

     WHEREAS, the Parties have arrived at this Agreement through voluntary negotiations undertaken pursuant to the Act.

     NOW, THEREFORE, in consideration of the mutual provisions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ACI and Pacific hereby covenant and agree as set forth in this Agreement.

                                  DEFINITIONS

For purposes of this Agreement, certain terms have been defined here and elsewhere in this Agreement to encompass meanings that may differ from, or be in addition to, the normal connotation of the defined word. Unless the context clearly indicates otherwise, any term defined or used in the singular shall include the plural. The words "shall" and "will" are used interchangeably throughout this Agreement and the use of either connotes a mandatory requirement. The use of one or the other shall not mean a different degree of right or obligation for either Party. A defined word intended to convey its special meaning is capitalized when


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

used. Other terms that are capitalized, and not defined in this Agreement, shall have the meaning in the Act, unless the context clearly indicates otherwise.

1. "Assured Link" is a 2-wire analog voice frequency channel that supports analog transmission of 300-3000 Hertz ("Hz") with loss no greater than 5.5db measured at 1004 Hz with 900 ohms at the central office POI and 600 ohms at the MPOE.

2. "Automatic Number Identification" or "ANI" is a Feature Group D signaling parameter which refers to the number transmitted through the network identifying the billing number of the calling party.

3. "Basic Link" is a Plain Old Telephone Service (POTS) grade 2-wire circuit or equivalent voice frequency channel that supports analog transmission of 300-3000 Hertz ("Hz") with loss no greater than 8.0db measured at 1004 Hz with 900 ohms at the central office POI and 600 ohms at the MPOE. In addition, coin supervision and ground start signaling options are available.

4. "2-Wire Switched Capable Digital Connectivity Copper Link" is a physical, 2 wire continuous copper loop from DF to MPOE, where facilities are available, link which provides digital connectivity to the customer's premises, having no greater loss then 31db end-to-end, measured at 80,000 HZ with 135 ohms at the central office POI and 135 ohms at the MPOE. This link will not have any load coils and bridge taps will be within limits.

5. "2-Wire Digital (ISDN/xDSL Capable) Link" is a 2-wire ISDN capable Link, which is an upgrade to the Basic Link for the transmission of digital services having no greater loss than 38db end-to-end, measured at 40,000 Hz with 135 ohms at the central office POI and 135 ohms at the MPOE; without loop repeaters, midspan repeaters may be required. This Link will not have any load coils or bridge taps within limits defined by the specification applicable to the ISDN/xDSL Links. In addition, the ISDN Capable Link, without midspan repeaters, will be used for Link requests to support xDSL type transmission rates.

6. "Busy Line Verification" or "BLV" refers to a service in which an end user requests an operator to confirm the busy status of a line.

7. "Busy Line Verification and Interrupt" or "BLVI" refers to a service in which an end user requests an operator to confirm the busy status of a line and requests an interruption of the call.

8. "Calling Party Number" or "CPN" is a CCS parameter which refers to the number transmitted through the network identifying the calling party.

9. "Central Office Switch" or "Central Office" means a switching entity within the public switched telecommunications network, including but not limited to:

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

          "End Office Switches" which are switches from which end user Exchange Services are directly connected and offered.

          "Tandem Switches" which are switches that are used to connect and switch trunk circuits between and among Central Office Switches and IXC switches.

     Central Office Switches may be employed as combination End Office/Tandem Switches.

10. "Centralized Message Distribution System" ("CMDS") is the transport system that LECs use to exchange outcollect and Carrier Access Billing System ("CABS") access messages among each other and other parties connected to CMDS.

11. "Charge Number" is a CCS parameter which refers to the number transmitted through the network identifying the billing number of the calling party.

12. "CLASS Features" mean certain CCS-based features available to end users. CLASS features include, but are not necessarily limited to: Automatic Call Back; Call Trace; Caller ID and Related Blocking Features; Distinctive Ringing/Call Waiting; Selective Call Forward; and Selective Call Rejection.

13. "Combination Interconnection Trunk Group" means a trunk group that combines local interconnection traffic and traffic from jointly provided Switched Access service.

14.  "Commission" means the California Public Utilities Commission.

15. "Common Channel Signaling" or "CCS" means a method of digitally transmitting call set-up and network control data over a special network fully separate from the public switched network elements that carry the Actual call. Signaling System 7 ("SS7") is the CCS network presently used by telecommunications carriers.

16. "Control Office" is an exchange carrier center or office designated as its company's single point of contact for the provisioning and maintenance of its portion of interconnection arrangements.

17. "Cross Connect" means an intra-wire center channel connecting separate pieces of telecommunications equipment

18. "DSX Panel" is a cross-connect bay/panel used for the termination of equipment and facilities operating at digital rates.

19.  "DS-1" is a digital signal rate of 1.544 Megabits Per Second ("Mbps").

20.  "DS-3" is a digital signal rate of 44.736 Mbps.

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21.  "EISCC" refers to the connection between the collocation point of termination ("POT Bay") and the unbundled Network Element or interconnection point to a switched or dedicated arrangement or service in Pacific's network.

22. "Electronic File Transfer" refers to any system/process which utilizes an electronic format and protocol to send/receive data files.

23. "Exchange Message Record" or "EMR" is the standard used for exchange of telecommunications message information among LECs for billable, non-billable, sample, settlement and study data. EMR format is contained in BR-010-200-010 CRIS Exchange Message Record, a Bellcore document which defines industry standards for exchange message records.

24. "Exchange Service" means a service offered to end users which provides the end user with a telephonic connection to the public switched telecommunications network, and which enables such end user to generally place calls to, or receive calls from, other stations on the public switched telecommunications network. Exchange Service includes but may not be limited to basic residence and business line service, PBX trunk line service, pay phone line service, Centrex line service and ISDN line services. Exchange Service does not include Private Line, Switched and Special Access services.

25.  "FCC" means the Federal Communications Commission.

26. "Interconnection" means the connection of separate pieces of equipment, transmission facilities, etc., between or among networks.

27. "Interexchange Carrier" or "IXC" means a provider of interexchange telecommunications services.

28. "Interim Number Portability" or "INP" means the delivery of SPNP capabilities through the use of switch-based call routing. INP arrangements cannot support certain CLASS features.

29. "ISDN" means Integrated Services Digital Network, which is a digital switched network service. "Basic Rate ISDN" provides for channelized (2 bearer and 1 data) end-to-end digital connectivity for the transmission of voice and/or data on either or both bearer channels and packet data on the data channel. "Primary Rate ISDN" provides for 23 bearer and 1 data channels.

30. "LATA" means Local Access Transport Area, which denotes a geographical area established for the provision and administration of communications services. It encompasses one or more designated exchanges, which are grouped to serve common social, economic and other purposes (based on the Modification of Final Judgment).


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

31. "Link" is a component of an Exchange Service. For purposes of general illustration, the Link is the transmission facility (or channel or group of channels on such facility) which extends from a Main Distribution Frame, DSX-panel, or functionally comparable piece of equipment in a Pacific Wire Center, to a demarcation or connector block in/at a customer's premises. The terms Loop and Link are synonymous.

32. "Local Exchange Carrier" or "LEC" shall have the meaning set forth in the Act.

33. "Local Exchange Routing Guide" or "LERG" is a Bellcore Reference Document used by LECs and IXCs to identify NPA-NXX routing and homing information as well as network element and equipment designations.

34. "Local Exchange Traffic" means traffic originated on the network of a LEC in a LATA and completed directly between that LEC's network and the network of another LEC in that same LATA, including intraLATA toll traffic and traffic originated to or terminated from LECs not party to this Agreement. Local Exchange Traffic does not include traffic that is routed to or terminated from the network of an IXC.

35. "Local Interconnection Trunks/Trunk Groups" are used for the termination of Local Exchange Traffic, using the Bellcore Technical Reference GR-317, as well as WSP traffic, using the appropriate technical references.

36. "MECAB" refers to the Multiple Exchange Carrier Access Billing document prepared by the Billing Committee of the Ordering and Billing Forum ("OBF"), which functions under the auspices of the Carrier Liaison Committee of the Alliance for Telecommunications Industry Solutions ("ATIS"). The MECAB document, published by Bellcore as Special Report SR-BDS-000983, contains the recommended guidelines for the billing of an access service provided by two or more LECs or by one LEC in two or more states within a single LATA.

37. "MECOD" refers to the Multiple Exchange Carriers Ordering and Design Guidelines for Access Services - Industry Support Interface, a document developed by the Ordering/Provisioning Committee under the auspices of the OBF, which functions under the auspices of the Carrier Liaison Committee of the ATIS. The MECOD document, published by Bellcore as Special Report SR STS-002643, establishes methods for processing orders for access service which is to be provided by two or more LECs.

38. "Meet Point Billing" refers to a billing arrangement used when two LECs jointly provide a Switched Access service over Meet Point Trunks, with each LEC receiving an appropriate share of the revenues. The access services will be billed using Switched Access rate structures, and the LECs will decide whether a single bill or multiple bill will be sent.

39. "Meet Point Trunks/Trunk Groups" are used for the joint provision of Switched Access services, utilizing the Bellcore Technical Reference GR-394.


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

40. "Mid Span Meet" is an interconnection between two LECs whereby each provides its own cable and equipment up to the meet point of the cable facilities. The meet point is the demarcation establishing ownership of and responsibility for its portion of the transmission facility.

41. "NANP" means the "North American Numbering Plan," the system of telephone numbering employed in the United States, Canada, and certain Caribbean countries.

42. "Network Element" is a facility or item of equipment used in the provision of a telecommunications service. Such term also includes features, functions, and capabilities that are provided by means of such facility or equipment including but not limited to subscriber numbers, databases, signaling systems, and information sufficient for billing and collection or used in the transmission, routing or other provision of a telecommunications service.

43. "Numbering Plan Area" or "NPA," also referred to as an area code, is the three digit indicator which is defined by the "A", "B" and "C" digits of each 10-digit telephone number within the NANP. Each NPA contains 800 possible NXX codes. There are two general categories of NPA.
     "Geographic NPA" is associated with a defined geographic area, and all telephone numbers bearing such NPA are associated with services provided within that geographic area. A "Non-Geographic NPA," also known as a "Service Access Code" ("SAC Code") is typically associated with a specialized telecommunications service which may be provided across multiple geographic NPA areas; 500, Toll Free Service NPAs, 900, and 700 are examples of Non-Geographic NPAs.

44. "NXX", "NXX Code" or "Central Office Code" is the three digit switch entity indicator which is defined by the "D", "E" and "F" digits of a 10-digit telephone number within the NANP. Each NXX Code contains 10,000 station numbers.

45. "Percent Local Usage" or "PLU" is a calculation which represents the ratio of the local minutes to the sum of local and intraLATA toll minutes sent between the Parties over Local Interconnection Trunks. Directory Assistance, BLV/BLVI, 900, 976, transiting calls from other LECs, WSP traffic and interLATA Switched Access calls are not included in the calculation of PLU.

46. "Permanent Number Portability" or "PNP" means the delivery of SPNP capabilities through the use of call routing and addressing capabilities using new database queries, without impairment of quality, reliability, or convenience. PNP arrangements will be designed to support all CLASS features.

47. "Point of Interconnection" or "POI" means the physical location(s) at which the Parties' networks meet for the purpose of establishing interconnection. POIs may include a


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

     number of different technologies and/or technical interfaces based on the Parties' mutual agreement.

48. "Physical Collocation" means the physical placement of equipment of one LEC, necessary for interconnection or access to unbundled Network Elements, at the Wire Center of the other LEC. It is an interconnection architecture in which the collocated carrier extends network transmission facilities to a collocation space, with access on a seven days a week, 24 hours a day basis, within a Wire Center in the network of a second carrier.

49. "Port" means a component of an Exchange Service; for purposes of general illustration, the Port includes a line card and associated peripheral equipment on an end office switch which serves as the hardware termination for the customer's exchange service on that switch and generates dial tone and provides the customer a pathway into the public switched telecommunications network. Each Port is typically associated with one (or more) telephone number(s) which serves as the customer's network address.

50. "Rate Center" means the specific geographic point and corresponding geographic area which have been identified by a given LEC as being associated with a particular NPA-NXX code which has been assigned to the LEC for its provision of Exchange Services.

51. "Rating Point" is the V&H coordinates associated with the NPA-NXX at a particular telephone number for rating purposes.

52. "Routing Point" means a location which a LEC has designated on its own network as the homing (routing) point for traffic inbound to Exchange Services provided by the LEC which bear a certain NPA-NXX designation. The Routing Point is employed to calculate mileage measurements for the distance-sensitive transport element charges of Switched Access services. The Routing Point need not be the same as the Rating Point, nor must it be located within the rate center area, but must be in the same LATA as the NPA-NXX.

53. "Service Control Point" or "SCP" is the node in the CCS network to which informational requests for service handling, such as routing, are directed and processed. The SCP is a real time database system that, based on a query from a Service Switching Point ("SSP"), performs subscriber or application-specific service logic and then sends instructions back to the SSP on how to continue call processing.

54. "Service Provider Number Portability" or "SPNP" means the ability of users of telecommunications services to retain existing telephone numbers when switching from one telecommunications carrier to another but remaining in the same geographic area.

55. "Signal Transfer Point" or "STP" performs a packet switching function that routes signaling messages among SSPs, SCPs, Signaling Points ("SPs"), and other STPs in order to set up calls and to query databases for advanced services.


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

56. "Switched Access" service means an offering of facilities for the purpose of the origination or termination of traffic from or to Exchange Service customers in a given area pursuant to a Switched Access tariff. Switched Access services include: Feature Group A, Feature Group B, Feature Group D, Toll Free Service, and 900 access. Switched Access does not include traffic exchanged between LECs for purpose of local exchange interconnection.

57. "T-1/DS1 (4-Wire) Capable Links" are Links that will support full duplex transmission of isochronous serial data at 1.544 Mbps.

58. "Toll Free Service" means service provided with any dialing sequence that invokes toll-free (i.e., 800-like) service processing. Toll Free Service includes calls to the Toll Free Service 800/888 NPA SAC codes.

59. "Trunk-Side" refers to a Central Office switch connection that is capable of, and has been programmed to treat the circuit as, connecting to another switching entity, for example, another Central Office switch. Trunk-Side connections offer those transmission and signaling features appropriate for the connection of switching entities, and cannot be used for the direct connection of ordinary telephone station sets.

60. "Virtual Collocation" means a collocation arrangement in which the collocator's facilities are terminated into a Wire Center of a LEC and are connected to LEC facilities that are provided and maintained by the LEC on behalf of the collocator for the primary purpose of interconnecting the collocator's facilities to the facilities of the LEC.

61. "Wire Center" denotes a building or space within a building which serves as an aggregation point on a given carrier's network, where transmission facilities and circuits are connected or switched. Wire Center can also denote a building in which one or more Central Offices, used for the provision of Exchange Services and access services, are located.

62. "Wireless Service Provider" or "WSP" means a provider of Commercial Mobile Radio Services ("CMRS") (E.G., cellular service provider, Personal Communications Services provider or paging service provider).

63. "xDSL" refers to a set of service enhancing copper technologies, including but not limited to Asymmetric Digital Subscriber Loop (ADSL), High Bit Rate, or Hybrid, Digital Subscriber Loop (HDSL) and Integrated Digital Subscriber Loop (IDSL), that are designed to provide digital communications services over copper loops either in addition to or instead of normal analog voice service.

1.   NETWORK INTERCONNECTION [THE ACT, SECTION 271(C)(2)(B)(I)]

     When ACI provides local and toll traffic, ACI and Pacific agree to interconnect their networks through facilities between ACI end offices and/or Access Tandem Switches and/or Pacific end office and/or Access Tandems set forth in Appendix A. The Parties will establish logical trunk groups referencing the appropriate ACI Central Office or Routing Point and Pacific Central Office. In addition, where necessary, and as mutually agreed to, the Parties will define facilities between their networks to permit trunk group(s) to be established between the points listed in Appendix A.

     Compensation terms for services described in this Section are set forth in the Reciprocal Compensation Section below.

     This Section describes the interconnection of the facilities and equipment of ACI and Pacific for interconnection of their networks for the transmission and routing of Exchange Service and jointly provided Switched Access service.

     When ACI provides local and intraLATA toll, the Parties shall reciprocally terminate Local Exchange Traffic, as follows:

     1.1. INTERCONNECTION WITHIN EACH LATA

          Unless otherwise agreed and specified in Appendix A, the Parties will interconnect with each and every access tandem in the LATA(s) in which the Parties originate traffic. In addition, unless otherwise described in Appendix A, neither Party may route Local Interconnection Traffic to the other Party's access tandem if such traffic is destined for an NXX which subtends another tandem. In addition to the tandem interconnection described above, either Party may establish end office-to-end office or end office-to-tandem or tandem-to-tandem trunk groups. In the case of host-remote end offices, such interconnection shall occur at the location of the host or remote, at the option of the Party deploying the host-remote end office. Such additional Local Interconnection Trunk Groups will be identified in Appendix A or amendments thereto.

          The Parties agree that in multi-tandem LATAs (I.E., LATAs where the tandem Party operates more than one access tandem) LATA-wide terminating arrangement may be selected. Under such an arrangement, interconnection is established at a single tandem designated by the tandem Party for termination of all Local Exchange Traffic destined for any end office that subtends one of the access tandems operated by the tandem Party.

          Amendments to Appendix A may be made by either Party, upon 30 days written notice and acceptance by the other Party. Acceptance will not be unreasonably withheld. Such amendments may be made without the need to renegotiate the terms of the rest of this Agreement.

     1.2. SINGLE POI MODEL

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

          Interconnection for each trunk group between pairs of the Parties' switches and/or routing points for the exchange of local and intraLATA toll and jointly provided Switched Access traffic shall be at a single POI.

          ACI will be responsible for engineering its network on its side of the POI frame. Pacific will be responsible for engineering the POI frame (if any) and its network on its side of the POI frame.

     1.3. SIZING AND STRUCTURE OF INTERCONNECTION FACILITIES

          The Parties will mutually agree on the appropriate sizing for facilities based on the standards set forth below. The interconnection facilities provided by each Party shall be Alternate Mark Inversion Line Code and Superframe Format Framing ("AMI") at either the DS-1 or DS-3 level, except as modified below.

          When interconnecting at Pacific's tandems, the Parties agree to establish Bipolar Zero Substitution Extended Super Frame ("B8ZS ESF") two-way trunks where technically feasible for the sole purpose of transmitting 64Kbps Clear Channel Capability ("CCC") data calls between them. In no case will these trunks be used for calls for which the User Service Information parameter (also referred to as "Bearer Capability") is set for "speech." Where additional equipment is required, such equipment would be obtained, engineered, and installed on the same basis and with the same intervals as any similar growth job for IXC, LEC, or Pacific internal customer demand for 64Kbps CCC trunks.

          When interconnecting at Pacific's digital End Offices, the Parties have a preference for use of B8ZS ESF trunks for all traffic between their networks. Where available, such trunk equipment will be used for these Local Interconnection Trunk Groups and Meet Point Trunk Groups. Where AMI trunks are used, either Party may request upgrade to B8ZS ESF when such equipment is available.

          All interconnection facilities between the Parties will be sized according to mutual forecasts and sound engineering practice, as mutually agreed to by the Parties during planning - forecasting meetings.

     1.4. TRUNKING DIRECTIONALITY.

          Local Interconnection Trunk Groups, Meet Point Trunk Groups and Combined Interconnection Trunk Groups, will be installed as two-way trunk groups. Separate two-way FGD trunks will be established for Switched Access traffic where one of the Parties is operating as an IXC and such arrangements are specifically excluded. Interconnection will be provided via two-way trunks unless both Parties agree to implement one-way trunks on a case-by-case basis.

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

     1.5. COMMON CHANNEL SIGNALING AND SIGNALING PROTOCOL

          The Parties will interconnect their networks using SS7 signaling as defined in GR-317 and GR-394, including ISDN User Part ("ISUP") for trunk signaling and Transaction Capabilities Application Part ("TCAP") for CCS-based features in the interconnection of their networks and access to databases such as 800 and Line Information Data Base ("LIDB"), where ACI requests such access from Pacific. ACI may establish CCS interconnections with Pacific either directly and/or through a third party. CCS interconnection, whether direct or by third party shall be pursuant to PUB L-780023-PB/NB. The Parties will cooperate in the exchange of TCAP messages to facilitate full interoperability of CCS-based features between their respective networks, including all CLASS features and functions, to the extent each Party offers such features and functions to its own end users. All CCS signaling parameters, as may be deployed by either Party for its use, will be provided, including CPN. Neither Party will be required by the other Party to deploy any CCS signaling parameters not already deployed within its network. All privacy indicators will be honored.

     1.6. LOCAL INTERCONNECTION TRUNK ARRANGEMENTS

          1.6.1. Where a LATA-wide terminating option is selected, the Parties shall deliver to the designated LATA-wide tandem only those publicly-dialable NPA-NXX codes which subtend either the designated tandem or one of the other tandems in that LATA operated by the LATA-wide provider.

          1.6.2. Unless otherwise agreed as in Section 1.6.1, above, the Parties shall deliver traffic over the Local Interconnection Trunk Group(s) to an access tandem only for those publicly-dialable NPA NXX codes served by end offices that directly subtend the access tandem or to those WSPs that directly subtend the access tandem.

          1.6.3. Where end office trunking is used, the Parties shall deliver traffic over the Local Interconnection Trunk Group(s) to an end office only for those publicly-dialable NPA NXX codes served by that end office.

          1.6.4. With respect to the interconnection provided for in Sections 1.6.1 - 1.6.3, above, the source for the routing instructions shall be the LERG, except as specified in Appendix A. In any case, Pacific will not be required to route calls destined to ACI NXXs via another LEC tandem.

          1.6.5. Where either Party delivers over the Local Interconnection Trunk Group miscellaneous calls (I.E., time, weather, NPA-555, Busy Line Verify/Interrupt, 976, California 900, Mass Calling Codes) destined for the other Party, it shall deliver such traffic in accordance with the serving arrangements defined in the LERG.

          1.6.6. Either Party may terminate Directory Assistance calls over the Local Interconnection Trunk Groups using NPA-555 routing.

          1.6.7. Toll Free Service calls will be routed over Meet Point Trunks unless the end office Party performs the SSP function and the 800 SCP returns an intraLATA POTS-routable number and a CIC of 110. In such a case, these calls will be routed over the Local Interconnection Trunk Groups, if the POTS-routable number returned is located in one of the Party's networks.

          1.6.8. Neither Party shall terminate Switched Access traffic over Local Interconnection Trunks.

          1.6.9. N11 codes (I.E., 411, 611, 911) shall not be sent between the Parties' networks over the Local Interconnection Trunk Groups.

          1.6.10. Each Party shall establish procedures whereby its operator bureau will coordinate with the operator bureau of the other Party in order to provide BLV/BLVI services on calls between their respective end users. BLV and BLVI inquiries between operator bureaus shall be routed using network-routable access codes published in the LERG over the Local Interconnection Trunks.

     1.7. MEET POINT TRUNKING ARRANGEMENTS

          1.7.1. In meet point trunking arrangements, either Party can provide the tandem transport and switching functions and either Party may use Meet Point Trunks to send and receive Feature Group B and D ("FGB" and "FGD") calls from Switched Access customers who are connected to the other Party's access tandem. Switched Access customers will direct which Party will provide each function based on Access Service Requests ("ASRs") placed with both Parties.

          1.7.2. Two-way trunks will be established to enable ACI and Pacific to jointly provide FGB and FGD Switched Access services.

          1.7.3. The Parties will use facilities and two-way trunk groups separate from the Local Interconnection Trunk Groups for Meet Point Trunks (unless Combination Interconnection Trunk Groups are used as described below). Where separate facilities are used for Meet Point Trunks, neither Party will charge the other Party for these facilities, including multiplexing and Cross Connects.

          1.7.4. In the case of Switched Access services provided through either Party's access tandem, neither Party will offer blocking capability for Switched Access customer traffic delivered to the other Party's tandem for completion on that Party's network. Neither Party shall have any responsibility to ensure that any Switched Access customer will accept traffic the other Party directs to the Switched Access customer.

          1.7.5. The Tandem Party in meet point trunking arrangements shall direct traffic received from Switched Access customers directly to the other Party's end office where such connection exists and is available. Where no end office connection exists or is available, traffic received from Switched Access customers shall in all cases be sent to the other Party's tandem under which the end office is homed.

                    Traffic sent to Switched Access customers shall in all cases be routed from the end office through only one tandem of either Party to the Switched Access customer. The Parties understand and agree that the Switched
                    Access customer may select which Party's access tandem is used for traffic sent to the Switched Access customer. Proof of such selection shall be in the form of ASRs from the Switched Access customer.

          1.7.6. The Parties will provide all CCS signaling including, but not limited to, Charge Number and originating line information ("OLI"). For terminating FGD, either Party will pass CPN if it receives CPN from FGD carriers. All privacy indicators will be honored. Network signaling information such as Transit Network Selection ("TNS") parameter (CCS environment) and CIC/OZZ information (non-CCS environment) will be provided by the end office Party wherever such information is needed for call routing or billing. Where CIC/OZZ or TNS information has not been provided to the end office Party, the tandem Party will route originating Switched Access traffic to the IXC using available translations. The Parties will make reasonable efforts to obtain any necessary CIC/OZZ codes directly from Switched Access customers who use such codes. The Parties will follow all OBF adopted guidelines pertaining to TNS and CIC/OZZ codes.

          1.7.7. CCS shall be used in conjunction with Meet Point Trunks, except multifrequency ("MF") signaling must be used on a separate Meet Point Trunk Group for originating FGD access to Switched Access customers that use MF FGD signaling protocol. For terminating FGD access from Switched Access customers that use MF FGD, the tandem Party will, as a first choice, complete those calls to the end office provider over the CCS Meet Point Trunk Group. MF and CCS trunk groups shall not be provided within a DS-1 facility; a separate DS-1 per signaling type must be used.

          1.7.8. All originating Toll Free Service calls for which the end office Party requests that the tandem Party perform the SSP function (e.g., perform the database query) shall be delivered to the tandem Party using GR-394 format over the Meet Point Trunk Group. Carrier Code "0110" and Circuit Code of "08" shall be used for all such calls.

          1.7.9. All originating Toll Free Service calls for which the end office Party performs the SSP function, if delivered to the tandem Party, shall be delivered by the end office Party using GR-394 format over the Meet Point Trunk Group for calls destined to IXCs, or shall be delivered by the end office Party using GR-317 format over the Local Interconnection Trunk Group for calls destined to end offices that directly subtend the tandem or the designated LATA-wide tandem to which the calls are delivered.

          1.7.10. Originating Feature Group B calls delivered to either Party's tandem shall use GR-317 signaling format unless the associated FGB carrier employs GR-394 signaling for its FGB traffic at the serving access tandem.

     1.8. COMBINATION INTERCONNECTION TRUNK GROUPS

          1.8.1. The Parties agree to work cooperatively to combine all functionalities of Local Interconnection Trunk Groups and Meet Point Trunk Groups on a single Combination Interconnection Trunk Group at any feasible point of interconnection where either Party desires, except in connection with the LATA-wide terminating option.

          1.8.2. The initial decision as to whether the use of Combination Interconnection Trunk Groups is feasible, including a determination of switched software compatibility, ordering procedures and billing procedures, will be made no later than four months from the effective date of this Agreement.

          1.8.3. If the use of Combination Interconnection Trunk Groups is found to be not feasible at that time, a review of such feasibility and a further decision on the use of Combination Interconnection Trunk Groups will occur at six month intervals at either Party's option through the term of the Agreement.

          1.8.4. At the time that the use of Combination Interconnection Trunk Groups is determined to be feasible, and ordering and billing procedures have been established:

               1.8.4.1. any new trunk groups may be ordered using the Combination Interconnection Trunk Group option; and

               1.8.4.2. the Parties will work together in good faith to complete the conversion from the use of separate Local Interconnection Trunks and Meet Point Trunk Groups to the use of Combination Interconnection Trunk Groups within 6 months from that time. There shall be no charges by either Party for this conversion.

     1.9. CONTROL OFFICE FUNCTIONS

          The Parties shall share responsibility for all Control Office functions for Local Interconnection Trunks and Trunk Groups, and both Parties shall share the overall coordination, installation, and maintenance responsibilities for these trunks and trunk groups.

          The end office Party is responsible for all Control Office functions for the Meet Point Trunks and Trunk Groups, and shall be responsible for the overall coordination, installation, and maintenance responsibilities for these trunks and trunk groups.

   1.10.  TESTING AND TROUBLE RESPONSIBILITIES

          ACI and Pacific shall:

          1.10.1. Cooperatively plan and implement coordinated repair procedures for the Meet Point and Local Interconnection Trunks and facilities to ensure trouble reports are resolved in a timely and appropriate manner.

          1.10.2. Provide trained personnel with adequate and compatible test equipment to work with each other's technicians.

          1.10.3. Promptly notify each other when there is any change affecting the service requested, including the due date.

          1.10.4. Coordinate and schedule testing activities with their own personnel, and others as applicable, to ensure its interconnection trunks/trunk groups are installed per the interconnection order, meet agreed-upon acceptance test requirements, and are placed in service by the due date.

          1.10.5. Perform sectionalization to determine if a trouble condition is located in its facility or its portion of the interconnection trunks prior to referring the trouble to each other.

          1.10.6. Advise each other's Control Office if there is an equipment failure which may affect the interconnection trunks.

          1.10.7. Provide each other with a trouble reporting number to a work center that is staffed 24 hours a day/7 days a week.

          1.10.8. Provide to each other test-line numbers and access to test lines, including a test-line number that returns answer supervision in each NPA-NXX opened by a Party.

          1.10.9. Based on the trunking architecture, mutually test for system assurance that the proper recording of AMA records in each company's switch is in place. These tests are repeatable on demand by either Party upon reasonable notice.

   1.11.  BILATERAL AGREEMENT

          The Parties shall implement within 90 days of the effective date of this Agreement, a bilateral agreement regarding the technical and operational interfaces and procedures that are set forth in Appendix B.

   1.12.  PERFORMANCE STANDARDS AND MEASUREMENTS

          The Parties have agreed to certain performance standards and measurements, attached to this Agreement, as Appendix C.

   INTERCONNECTION FORECASTING

          1.12.1. The Parties agree that during the first year of interconnection, joint forecasting and planning meetings will take place no less frequently than twice per year.

          1.12.2. The Parties shall establish joint forecasting responsibilities for traffic utilization over trunk groups. Such forecasts shall be nonbinding on the Parties. Orders for trunks that exceed forecasted quantities for forecasted locations will be accommodated as facilities and/or equipment are available.
                    Intercompany forecast information must be provided by the Parties to each other on a semi-annual basis. The semi-annual forecasts shall include:

                    1.12.2.1. Yearly forecasted trunk quantities for the
                              following trunks for a minimum period of three (current and plus-1 and plus-2) years:

                              1.12.2.1.1. tandem Local Interconnection and Meet
                                           Point Trunks;

                              1.12.2.1.2. tandem-subtending Local Inter-
                                          connection and end office equivalent
                                          Meet Point Trunk requirements; and

                              1.12.2.1.3. direct end office Local Inter-
                                          connection Trunks

                    1.12.2.2. The of Common Language Location Identifier (CLLI-
                              MSG) is described in Bellcore documents BR
                              795-100-100 and BR 795-400-100;

                    1.12.2.3. A description of major network projects
                              anticipated for the following six months. Major network projects include trunking or network rearrangements, shifts in anticipated traffic patterns, or other activities that are reflected by a significant increase or decrease in trunking demand for the following six months. Where either Party plans to terminate traffic of other LECs over Local Interconnec-tion Trunk Groups, the Parties will jointly plan for the effects on their networks. This planning will include the issues of network capacity, forecasting and compensation calculation (including verification of PLU).

          1.12.3. If differences in the semi-annual basis forecasts of the Parties vary by more than 24 additional DS0 two-way trunks for each Local Interconnection Trunk Group, the companies shall meet to reconcile the forecast to within 24 DS0 trunks.

          1.12.4. If a trunk group is under 75 percent of centum call seconds (ccs) capacity on a monthly average basis for each month of any six month period, either Party may issue an order to resize the trunk group, which shall be left with not less than 25 percent excess capacity unless otherwise agreed. In all cases, a probability of blocking equal to that specified below in Subsection N shall be maintained.

          1.12.5. Each Party shall provide a specified point of contact for planning, forecasting and trunk servicing purposes.

   1.13.  INTERCONNECTION GRADE OF SERVICE

          A blocking standard of one half of one percent (.005) shall be maintained during the average busy hour for final trunk groups carrying jointly provided Switched Access traffic between an end office and an access tandem. All other final trunk groups are to be engineered with a blocking standard of one percent (.01).

   1.14.  INTERCONNECTION DEPLOYMENT

          Upon request by either Party the Parties agree to develop and implement engineering guidelines which will encourage the economic deployment of increasingly robust and diverse interconnection between their networks. The Parties agree that these guidelines, when developed, will form the basis for creation of additional Local Interconnection Trunk Groups and Meet Point Trunk Groups. The Parties agree to establish these additional Local Interconnection Trunks and Meet Point Trunks, subject to the availability of facilities and trunk equipment, as soon as actual or projected the traffic volumes between any two switches or Routing Points reaches a total volume equivalent to 225,000 minutes of use or more per month for a period of two consecutive months. However, the Parties may choose not to establish these trunks only by mutual agreement.

   1.15.  INTERCONNECTION TRUNK SERVICING

          Orders from ACI to Pacific to establish, add, change or disconnect trunks shall be processed by use of an Interconnection Service Request ("ISR") using Pacific's CESAR electronic ordering interface as the means of transmitting such orders. The Parties agree to cooperate in the establishment of Network Data Mover ("NDM") capability to exchange orders.

          As discussed in this Agreement, both Parties will jointly manage the capacity of all interconnection trunk groups. Pacific's Circuit Provisioning Assignment Center ("CPAC") will send a Trunk Group Service Request ("TGSR") to ACI or its designee by mail or facsimile to trigger changes Pacific desires to the interconnection trunk groups based on Pacific's capacity assessment. ACI will issue an ISR Pacific's Local Interconnection Service Center ("LISC"):

          1.15.1. within 10 business days after receipt of the TGSR, upon review of and in response to Pacific's TGSR, or

          1.15.2. at any time as a result of ACI's own capacity management assessment, to begin the provisioning process. The intervals used for the provisioning process will be the same as those used for Pacific's Switched Access service.

          Orders that comprise a major project shall be submitted at the same time, and their implementation shall be jointly planned and coordinated. In this context, major projects are those that require the coordination and execution of multiple orders or related activities between and among the Parties' work groups, including but not limited to the initial establishment of Local Interconnection, Combination Interconnection or Meet Point Trunk Groups and service in an area, NXX code moves, re-homes, facility grooming, or network rearrangements.

   1.16.  NETWORK MANAGEMENT

          1.16.1. Protective Controls. Either Party may use protective network traffic management controls such as 7-digit and 10-digit code gaps on traffic toward each other's network, when required to protect the public switched network from congestion due to facility failures, switch congestion or failure or focused overload. The Parties will immediately notify each other of any protective control action planned or executed.

          1.16.2. Expansive Controls. Where the capability exists, originating or terminating traffic reroutes may be implemented by either Party to temporarily relieve network congestion due to facility failures or abnormal calling patterns. Reroutes will not be used to circumvent normal trunk servicing. Expansive controls will only be used when mutually agreed to by the Parties.

          1.16.3. Mass Calling. The Parties shall cooperate and share pre-planning information regarding cross-network call-ins expected to generate large or cross-network call-ins expected to generate large or focused temporary increases in call volumes, to prevent or mitigate the impact of these events on the public switched network.

          1.16.4. High Volume Calling Trunk Groups. ACI and Pacific shall cooperate to establish separate trunk groups for the completion of calls to high volume customers such as radio station contest lines.

   1.17.  TARIFFED SERVICES.

          Either Party may opt at any time to terminate to the other Party some or all of its traffic via any tariffed service offered by the other Party (within the terms of the other Party's tariff), or any service governed by a contract (within the terms of the contract) between the two Parties. Any such rearrangements resulting from such election shall require appropriate notification to the other Party, joint planning, forecasting and project management.

   1.18.  END USER REPAIR CALLS

          The Parties will educate their respective customers as to the correct telephone numbers to call in order to access their respective repair bureaus. In the case of misdirected repair calls, neither Party shall make disparaging remarks about the other Party, nor shall they use these repair calls as the basis for internal referrals or to solicit customers to market services, nor shall they initiate any extraneous communications, beyond the direct referral (if any) to the correct repair telephone number. Either Party may respond with correct information in answering customer questions.

   1.19.  REFERRAL SERVICES

          When an end user customer changes from Pacific to ACI, or from ACI to Pacific, and does not retain its original telephone number, and the end user customer (or the customer's new provider on behalf of the customer) requests provision of a referral announcement, the Party formerly providing service to the end user will provide a referral announcement on the abandoned telephone number. This announcement will provide the new number to be dialed to reach this customer. This announcement will be provided for the standard period specified in each Party's exchange service tariff in effect as of the date this Agreement is executed. There will be no charge for this service during the first three year term of this Agreement. After that three year term ends, the service will be provided at tariffed rates, if any, unless otherwise agreed by the Parties.

2. NONDISCRIMINATORY ACCESS TO NETWORK ELEMENTS [THE ACT SECTIONS 271(C)(2)(B)(II), (IV), (V), (VI) AND (X)]

     Pacific will not discontinue any unbundled Network Element provided under this Agreement, during the term of this Agreement or extensions without ACI's consent, except (i) to the extent required by network changes or upgrades, in which event Pacific will comply with the network disclosure requirements stated in the Act and FCC regulations thereunder; or (ii) if required by a final order of the Court, the FCC or the Commission as a result of remand or appeal of the FCC's order In the Matter of Implementation of Local Competition Provisions of the Telecommunications Act of 1996, Docket 96-98. In the event such a final order allows but does not require discontinuance, Pacific may, on thirty
     (30) days written notice, require that such terms be renegotiated and the Parties shall renegotiate in good faith such mutually acceptable new terms as may be required or appropriate to reflect the results of such action. In the event that such new terms are not renegotiated within ninety (90) days after such notice, or if the Parties are unable to agree, either Party may submit the matter to the Dispute Resolution Process described herein.

     Pacific shall provide ACI access to the following unbundled Network Elements for the provision of telecommunications services by ACI. ACI, at its option, may combine such Network Elements from Pacific with elements of its own network to provide such services. Pacific's prices charged to ACI will be no greater than the cost of providing the Network Element, including a reasonable profit.

     2.1. LINKS. [the Act, Section 271(c)(2)(B)(iv)]

          Pacific will make the following unbundled Links available as set forth below:

          - Basic Links.
          - Assured Links.
          - 2-Wire Digital ISDN/xDSL Capable Links.
          - T-1/DS1 (4-wire) capable Links.
          - 2-Wire Switched Capable Digital Connectivity

     2.1.1. Description of Link Service. Link Service consists of transport between the minimum point of entry ("MPOE") at an end user premises and a POI in the Pacific Wire Center from which the transport is extended. At its sole discretion, Pacific will provide Link Service over technology that meets the defined parameters for each Link type.

     2.1.2. Use and Suitability of Link Service. Link Service may not be used to provide any service that would degrade or otherwise adversely affect Pacific's network services, (E.G., introduce harmful voltages or electrical currents in excess of standards used in common industry practice).

     2.1.3. Availability of Link Service. Link Service will be available on an unbundled basis on the Effective Date from all Pacific Wire Centers on a first-come, first-served basis, applicable to all carriers, including Pacific, and subject to the availability of Pacific's facilities and facilities at the MPOE at the premise of ACI's end user customer. However, certain of Pacific's geographical areas are currently served solely via integrated digital loop carrier ("IDLC"). In such areas, Pacific will make alternate arrangements equal in quality to those used by Pacific, to permit ACI to order a contiguous unbundled loop at prices no greater than the rates set forth in
               Section 2.1.5. These arrangements may include, but are not limited to, the following: (i) provide ACI with copper facilities, or (ii) ACI universal digital loop carrier facilities that are acceptable to ACI, or (iii) convert IDLCs to non-integrated systems.

     2.1.4. Interconnection to Link Service at Wire Center POI. ACI must connect Link Service either:

               2.1.4.1. via EISCC to a ACI collocated facility in the Pacific Wire Center from which Link Service is extended; or

               2.1.4.2. by means of Unbundled Services Cross Connect ("USCC") connected to unbundled dedicated transport; or

               2.1.4.3. via EISCC to a third party's collocated facility in the Pacific Wire Center from which Link Service is extended.

     2.1.5.    LINK SERVICE PRICES.

               Pacific will provide Link Service at the prices set forth below until the rates determined by the Commission in the OANAD proceeding (R. 93-04-003/I. 93-04-002) are effective. At such time those rates shall replace the rates below. Alternatively, ACI has the option of paying the Link rates set forth below until December 31, 1999.

               The prices set forth herein do not include Commission or FCC mandated surcharges or applicable taxes. For partial months, Pacific will prorate the monthly charge on a per day rate.

               Pacific shall charge nonrecurring and monthly recurring rates as set forth below for each Link (which nonrecurring and recurring rates include the EISCC), plus applicable multiplexing, if requested. All Link prices include any applicable End User Common Line and Carrier Common Line flat rate equivalent charges.

               Business Link Zones referred to below are defined as shown in Appendix D. Residence Link Zones referred to below are defined as shown in Appendix E.

               2.1.5.1.   Basic and Assured Links:

                          Recurring Rates:

                    Business (Basic and Assured)

       Zone 1                Zone 2                Zone 3
       $13.81                $15.81                $20.81

                            Residence (Basic only)

       Zone 1                Zone 2                Zone 3
       $15.21                $18.31                $22.71


               Nonrecurring rates:

               Business Basic Links Zones 1, 2, and 3: The nonrecurring charge for each Link is equal to Pacific's retail nonrecurring charge for measured business service (1MB).

               Business Assured Links Zones 1, 2, and 3: The nonrecurring charge for each Link is equal to Pacific's retail nonrecurring charge for Assured PBX Trunks.

               Residence Basic Links Zones 1, 2, and 3: The nonrecurring charge for each Link is equal to Pacific's retail nonrecurring charge for flat-rated residence service (1FR), plus a $50 service charge for each service order at each customer
               MPOE.

               2.1.5.2.   2-Wire Digital ISDN/xDSL Capable Links:

                          Recurring Rates:

                Business 2-Wire Digital ISDN/xDSL Capable Links

       Zone 1                Zone 2                Zone 3
       $20.06                $23.06                $30.56

               Residence 2-Wire Digital ISDN/xDSL Capable Links

       Zone 1                Zone 2                Zone 3
       $22.06                $25.06                $32.56

                    Nonrecurring rates:

                    Business 2-Wire Digital ISDN/xDSL Capable Links Zones 1, 2, and 3: The nonrecurring charge for each Link is equal to Pacific's retail nonrecurring charge for business basic rate ISDN.

                    Residence 2-Wire Digital ISDN/xDSL Capable Links Zones 1, 2, and 3: The nonrecurring charge for each Link is equal to Pacific's retail nonrecurring charge for residential basic rate ISDN.

               2.1.5.3.  T-1/DS1 (4-Wire) Capable Links:

                         Availability rates and terms for T-1/DS1 (4-Wire Capable Links) will be provided upon request of ACI and added to this Agreement by written amendment.

               2.1.5.4.  2-Wire Switched Capable Digital Connectivity

                    In this Agreement, rates for certain Network Elements are specified as "To Be Determined" (TBD). In the event of such a reference in this Agreement where there is no corresponding price, it shall be deemed to be TBD. With respect to all TBD prices, prior to ACI ordering any such TBD items, the Parties shall meet and confer to establish a price. If no agreement is reached, the Parties shall refer any disputes to the Alternative Dispute Resolution process set forth at Section 18.

     2.1.6. Cancellation Charge. A cancellation charge may apply if ACI cancels an order for any type of Link after provisioning has begun and prior to completion, as set forth in Pacific's Schedule Cal. P.U.C. Tariff No. 175-T, Section 2

     2.1.7. Assigned Telephone Number. Each Party is responsible for assigning any telephone numbers necessary to provide its end users with Exchange Service.

     2.1.8.    Billing and Payment. Pacific will bill and ACI will pay
               Link Service bills in accordance with Pacific's billing, bill dispute resolution, late payment charges and disconnection for nonpayment requirements as set forth in Pacific's Schedule Cal. P.U.C. Tariff No. 175-T, Section 2.

     2.1.9. Ordering. ACI must order Link Service via ISR forms using Pacific's CESAR System. Pacific will provide ACI access to CESAR at no charge and initial training in its use for ordering Link Service.

     2.1.10. Provisioning Intervals. Basic, Assured and 2-Wire Digital ISDN/xDSL Capable Links are provided within the same period of time Pacific provisions its like exchange service at the time of the order in the same geographic area using similar facilities requiring field work (wiring). T-1/DS1 Link installation intervals will be identical to the intervals for Pacific's provisioning of its own hi-cap services. Intervals for a "Project" (i.e. > 20 or more lines to a single end user MPOE on a request at the same time) are established on a negotiated interval basis between ACI and Pacific's Local Operations Center ("LOC")

     2.1.11. Service Coordination. Link Service will be provided on the due date and, if requested, will be provided during a 4-hour window (either 8 a.m. to 12 p.m. or 1 p.m. to 5 p.m.). Additional service coordination is charged as additional labor billing per Pacific's Schedule Cal. P.U.C. Tariff No. 175-T, Section. 13. Links are normally provisioned from 8 a.m. to 5 p.m. Monday through Friday.

               The following coordination procedures apply only to Business Basic Links ordered as a Project. On each Link order in a Wire Center, ACI will contact Pacific and the Parties will agree on a cutover time at least two business days before that cutover time. The cutover time will be defined as a 60 minute window within which both the ACI and Pacific personnel will make telephone contact to begin the cutover activity. Coordination for Business Basic Links meeting the definition of a Project will be provided by the Parties at no charge.

               Within the appointed 60 minute cutover time, the ACI person will telephone the LOC and when the LOC is contacted in that interval such work will be promptly performed. In case of a continuous busy signal or if the ACI personnel is placed on hold for more than ten (10) minutes, the ACI personnel will telephone the LOC trouble report desk to confirm and validate that ACI was ready to connect within the sixty-minute window. If the ACI personnel fails to telephone or is not ready within the appointed interval and if ACI had not called to reschedule the work at least two hours prior to the start of the interval, ACI and Pacific will reschedule the work order and ACI will pay the nonrecurring charge for the Link or Links scheduled for the missed appointment. In addition, nonrecurring charges for the rescheduled appointment will apply.

               If the LOC is not available or not ready at any time during the 60 minute interval, ACI and Pacific will reschedule and Pacific will waive the nonrecurring charge for the Link or Links scheduled for that interval and the rescheduled installation. If the LOC is available but the work is not begun promptly (within 15 minutes of the LOC contact), Pacific will waive the nonrecurring charge for the Link or Links scheduled for that interval. The expected disconnection time for service to connect the Link to the ACI collocation arrangement or transport is 5 minutes. If Pacific is solely responsible for a line being out of service for more than 30 minutes, Pacific will waive the nonrecurring charge for that Link. If unusual or unexpected circumstances prolong or extend the time required to accomplish the coordinated cut-over, the Party responsible for such circumstances is responsible for the reasonable labor charges of the other Party. Delays caused by the customer are the responsibility of ACI.

               In addition, if ACI has ordered INP as part of the Link installation, Pacific will implement the INP service coincident with the Link installation; provided, separate INP nonrecurring charges will apply, where appropriate.

     2.1.12. Maintenance and Testing. ACI is responsible for receiving and coordinating resolution of all end user trouble reports involving Link Service. ACI will isolate any trouble to the Link portion of the service before contacting Pacific's LOC to report the trouble. Pacific will charge ACI additional labor billing charges when the trouble is referred to Pacific and the trouble is found to be either on the customer side of the MPOE or on the ACI side of the POI or collocation POT Bay.

     2.1.13.   Responsibilities of the Parties.

               2.1.13.1. Thirty days prior to submitting any Link Service orders ACI shall provide to Pacific forecasts of number of Links at a Wire

                          Center level. This includes associated additional line ("ADL") requirements when Pacific's primary residential POTS service is not to be disconnected in the establishment of Link Service. ACI shall provide such forecasts on a semi-annual basis.

               2.1.13.2. The Parties agree that ACI will be the single point of contact for its end user customers.

               2.1.13.3. Pacific will not provide repair or other assistance to ACI end user customers except to refer such persons who call Pacific to ACI. ACI will provide Pacific with ACI's toll-free service referral number.

               2.1.13.4. If, and only if, ACI's end user customer controls access to the MPOE, ACI must ensure that Pacific has access to the MPOE at the ACI end user customer's premises as described in Pacific's Schedule Cal. P.U.C. Tariff No. A2, Section 1.19.

               2.1.13.5. ACI warrants that for each end user for whom ACI orders disconnection of Pacific exchange service, ACI has received proper authorization from that end user to order such disconnection. ACI shall obtain and verify such authorization using standard industry practices, such as in certain circumstances third-party verification.

               2.1.13.6. The Parties agree to abide by existing and future Commission rules that address slamming of local exchange customers by LECs.

               2.1.13.7. ACI is responsible for providing end user customer listing information to obtain E9-1-1 Service, Directory Assistance (411) and/or Directory listings. Such listing information will be submitted to Pacific via electronic transfer whenever practicable. These services are provided pursuant to Pacific's tariffs, except as modified by this Agreement, and are subject to Commission requirements.

               2.1.13.8. If Pacific terminates or ACI disconnects any Link Service, Pacific will have no obligation to have any communication with ACI's customer in connection with such termination or disconnection.

     2.2. TRANSPORT. [the Act, Sec. 271(c)(2)(B)(v)]

          Pacific will make available unbundled local transport as described in Appendix F of this Agreement.

     2.3. PORTS/LOCAL SWITCHING. [the Act, Section 271(c)(2)(B)(vi)]

          Pacific will make available unbundled local switching and line side Ports as described in Appendix F of this Agreement.

     2.4. CROSS CONNECTS.

          Pacific will make available unbundled Cross Connects between ACI's collocation arrangements and any interconnection to Pacific's unbundled Network Elements. Rates for unbundled Cross Connects, other than the EISCC described above, are listed in Appendix F.

     2.5. MULTIPLEXING.

          Pacific will make available multiplexing services in connection with Pacific's unbundled transport or other Pacific services or Pacific's unbundled Network Elements. Rates for multiplexing services are listed in Appendix F.

     2.6. NONDISCRIMINATORY ACCESS TO DATABASES AND ASSOCIATED SIGNALING [the Act, Section 271(c)(2)(B)(x)]

          Pacific will make available, as described elsewhere in this Agreement, interconnection to its SS7 signaling network to enable signaling necessary for call routing and completion between the Parties.
          Pacific will also make available unbundled SS7 signaling links (I.E., A, and D links) for connection to Pacific's STPs.

          Pacific will make available access to Toll Free Service and LIDB databases through its STPs on a per query basis. If any additional databases are determined to be required under the Act as necessary for call routing and completion, Pacific will make such databases and associated signaling available to ACI. Rates for access to databases and associated signaling are listed in Appendix F.

     2.7. FORECASTS FOR CERTAIN UNBUNDLED NETWORK ELEMENTS.

          For the first six months after ACI's first order for any Unbundled Network Element (UNE), ACI shall provide to Pacific forecasts of the number of each such UNE arrangement at a LATA level. Thereafter, ACI shall make a good faith effort to provide such forecasts to Pacific at a Wire Center level. ACI shall provide forecasts to Pacific on a semi-annual basis.

     2.8. INTERCONNECTION AND NETWORK ELEMENT REQUEST PROCESS.

          Any request for interconnection or access to an unbundled Network Element that is not already available as described herein shall be treated as an Interconnection and Network Element Request (INER).

          Pacific shall use the INER Process to determine technical feasibility of the requested interconnection or Network Elements and, for those items found to be feasible, to provide the terms and timetable for providing the requested items.

          2.8.1. Either Party may identify an unbundled Network Element that is not currently available in Pacific's network, by providing written notice to the other Party, which notice shall include a description of the Network Element adequate to determine technical feasibility and development requirements.

          2.8.2. The Parties agree to immediately work together to determine
                 (a) the technical feasibility of the request and (b) the requirements to develop the request, and the anticipated cost of developing the quote. If the Network Element is identified by ACI, Pacific shall be allowed a commercially reasonable period of time to evaluate the technical feasibility of the request and the requirements to develop the requested Network Element. Notwithstanding the foregoing, if the Parties cannot agree within forty-five (45) days (or such other period of time as may be mutually agreeable), whether the Network Element is technically feasible, or on the requirements necessary to develop the Network Element, the Parties shall use the Dispute Resolution Process set forth herein to this Agreement.

          2.8.3. The costs of developing the unbundled Network Element, which includes, but is not limited to, the cost of developing the quote, shall be recovered from any entity which utilizes the Network Element so identified, including Pacific and its affiliates. In addition, ACI shall pay its share of Pacific's costs of developing any Network Element, not identified in this Agreement (including, but not limited to, the cost of developing the quote) if ACI requests development of the Network Element but subsequently determines not to purchase the Element. In all cases, ACI and Pacific shall meet and confer on the amount of such costs, each Party's respective share of such costs, and the method of recovery. In the event the Parties cannot agree on the amount and method of recovery, the Parties shall track their respective development costs and will use the Dispute Process set forth herein to this Agreement. Any determination made in Dispute Resolution shall be subject to modification by a subsequent decision of the Commission. In no event shall either Party allow the pendency of a dispute concerning development costs to delay analysis or implementation of the Network Element.

          2.8.4. Development costs are those one-time costs incurred to design, create and test a new unbundled Network Element or new form of access to an unbundled Network Element. (For example, if Pacific determines that a new monitoring system is required for one of its retail services, the costs for such system would not be considered INER development costs, however, if modification to such system would be requested or required in order to provide the interconnection or Network Element in the INER, the cost of the modification would be development costs attributable to the requesting CLC.)

          2.8.5. If ACI agrees to pay the development costs and requests Pacific to proceed:

                 2.8.5.1. Pacific will additionally charge those development costs, on a prorated basis (set forth in (2.8.5.3.) below), to the next nine parties who place an initial order after ACI for the interconnection or Network Element;

                 2.8.5.2. As each additional party places its initial order for the interconnection or Network Element. Pacific will refund the appropriate prorated portion of the development costs to parties who have previously paid development costs (as set forth in (c) below); and

                 2.8.5.3. The charges and refunds will be made using the proration chart set forth in this Agreement will respect to collocation, except that the period of proration for charges and refunds shall be 36 months from when Pacific first makes the interconnection or Network Element available.

          2.8.6. Implementation costs are those costs incurred for the development of the capability to order, bill, provision and maintain the unbundled Network Element or unbundled Network Element Combination. Pacific's recovery of its implementation costs, if any, will be specified by Amendment to this Agreement.

          2.8.7. The charge(s) for unbundled Network Elements requested amendment to pursuant to the process above shall be specified by this Agreement.

3. NONDISCRIMINATORY ACCESS TO POLES, DUCTS, CONDUITS AND RIGHTS OF WAY [THE ACT SECTION 271(C)(2)(B)(iii)]

     3.1. Each Party will provide the other Party access to its poles, ducts, conduits in, on or under public and private rights-of-way and property and to the rights-of-way themselves on rates, terms and conditions that are consistent with 47 U.S.C. Section 224 and that are no less favorable than the rates, terms and conditions available to any competing provider of telecommunications services. Pacific shall impute to its own costs of providing telecommunications services (and charge any affiliate, subsidiary, or associate company engaged in the provision of such services) an amount equal to the pole attachment rate for which Pacific (or such affiliate, subsidiary, or associate company) would be liable under 47 U.S.C. Section 224.

     3.2. Whenever either Party inquires of the other in writing whether it intends to construct new poles, duct, or conduit or to acquire additional right-of-way, the other Party shall respond within 30 days of receipt of such inquiry to the other Party of such intention. Any entity, including the Parties to this Agreement, that adds an attachment after receiving such notification shall bear a proportionate share of the costs incurred by the owner in making such new pole, duct, conduit, or right-of-way accessible.

     3.3. Whenever either Party intends to modify or alter its pole, duct, conduit, or right-of-way in or on which the other Party shares or has an existing attachment, it shall provide written notification of such action to the other Party so that the other Party may have a reasonable opportunity to add to or modify its existing attachment. The notified Party, if it adds to or modifies its existing attachment after receiving such notification shall bear a proportionate share of the costs incurred by the other Party in making such pole, duct, conduit, or right-of-way accessible.

     3.4. Whenever either Pacific or ACI obtains an attachment to a pole, duct, conduit or right-of-way of the other Party, it shall not be required to bear any of the costs of rearranging or replacing its attachment, if such rearrangement or replacement is required as a result of an additional attachment or the modification of an existing attachment sought by any other entity (including the owner of such pole, duct, conduit or right-of-way).

     3.5. To obtain access to poles, ducts, conduits and rights-of-way as described above ACI must execute a separate Structure License Agreement with Pacific. Upon request of ACI, Pacific shall provide to ACI the names and numbers of the regional Single Points of Contact (SPOCs) for administering all structure licensing and ROW agreements within each defined geographical area.

     3.6. At ACI's request, Pacific shall make reasonable best efforts to provide ACI detailed engineering records and drawings of conduit, poles and other ROW paths in selected areas as specified by ACI within ten business days. Pacific shall provide written notice if such records and drawings cannot be provided in ten business days. In the event that Pacific does not provide the records and drawings within ten business days, Pacific will provide the records and drawings within a reasonable timeframe.

     3.7. Pacific shall allow personnel designated by ACI to examine conduit system or pole line diagrams at Pacific's offices, provided that, for security reasons, a non-disclosure agreement is signed and the ACI representative is limited to a specific area within the Pacific office or Pacific will make copies of such prints for ACI at ACI's expense, or a mutually agreed upon third party will be permitted to examine the diagrams.

     3.8. To obtain access to poles, ducts, conduits and rights-of-way ACI must execute a separate Structure License Agreement with Pacific.


4. EMERGENCY SERVICES, DIRECTORY ASSISTANCE AND OPERATOR CALL COMPLETION SERVICES (E9-1-1, 0-) [THE ACT SECTION 271(C)(2)(B)(VII)]

     4.1. EMERGENCY SERVICES.

          4.1.1. Each Party will cooperate to ensure the seamless operation of emergency call networks, including E9-1-1 and 0-emergency calls.

          4.1.2. Except as otherwise specified in this Agreement, Pacific will provide any of the services discussed in this Section in accordance with the rates, terms and conditions of its tariffs.

          4.1.3. Pacific will permit ACI to interconnect to the Pacific E9-1-1 tandems which serve the areas in which ACI provides exchange services so that ACI's customers may place calls to Public Safety Answering Points ("PSAPs") by dialing 911.

          4.1.4. ACI and Pacific will work cooperatively, including where necessary, meeting with PSAP operators and/or state, county and municipal government officials, to explain ACI's interconnection with the Public Safety emergency network.

          4.1.5. Pacific will not use information obtained from ACI in connection with establishing and maintaining the E9-1-1 databases for any purpose not directly associated with the operation of the Public Safety emergency network.

          4.1.6. Pacific, as operator of the Automatic Location Identifier ("ALI") database will maintain processes and procedures to receive and process ACI customer information within two business days. Pacific will maintain an electronic interface process to permit ACI to electronically update the ALI database with ACI subscriber information at no charge. The Parties further agree to work in industry fora, such as the National Emergency

                   Numbering Association ("NENA"), to establish an industry standard format for transfer of E-9-1-1 customer records.

          4.1.7. Two times a year, Pacific will provide to ACI (upon ACI's request), at no charge, copies of the current Master Street Address Guides ("MSAGs"), in paper form or on magnetic tape, for the counties in which ACI provides Exchange Service.

          4.1.8. Upon request of ACI, Pacific will provide ACI with the ten-digit subscriber number for each PSAP which sub-tends each Pacific E9-1-1 tandem to which ACI is interconnected so that ACI or its Operator Services contractor may transfer 0- calls to the PSAP. ACI agrees to hold this information in confidence and will use the information solely for the purpose of routing 0- calls from the ACI Operator Services platform to the PSAPs. In addition, Pacific agrees to provide ACI with updates to this information in the same time frame and manner in which that information is provided to Pacific's Operator Services work centers.

     4.2. DIRECTORY ASSISTANCE.

          4.2.1. Either Party may terminate Directory Assistance calls over the Local Interconnection Trunk Groups.

          4.2.2. The Parties agree that ACI will provide to Pacific, via Pacific's electronic gateway, subscriber information to be input into Pacific's Directory Assistance databases.
                    There shall be no charge to ACI for the use of Pacific's electronic gateway used for the delivery of such information. Additionally, Pacific agrees to include these standard directory listings in its Directory Assistance databases at no charge to ACI or its customers within the same number of business days from receipt of the data from ACI as it takes Pacific to include its own customer information in such databases, according to the rules and provisions of Pacific's Schedule Cal. P.U.C. Tariff
                    No. 175-T, Section 9.3.

          4.2.3. Pacific will accord ACI's directory listings information including nonpublished information the same level of confidentiality which Pacific accords its own directory listing information.

          4.2.4. Pacific shall ensure that access to ACI's customer proprietary confidential directory information will be limited solely to those employees who immediately supervise or are directly involved in the processing or publishing of listings, directory publication or directory delivery.

          4.2.5. Pacific will not use ACI directory listings for any marketing purpose except for the marketing and sale of directory advertising by its directory subsidiary.

          4.2.6. Pacific agrees to provide ACI's non-published directory records the same protection accorded Pacific's non-published directory records with respect to the sale of directory listings to third parties.

          4.2.7. The Parties agree Pacific will maintain in its electronic gateway the ability for ACI to ensure the formatting accuracy of the information it transmits to Pacific for inclusion in the Directory Assistance database. Listing format errors will be returned to ACI for correction and a total count of listings received and accepted will also be transmitted. The Parties will work cooperatively through OBF or other industry groups to further define standards for transmittal of directory listing information.

     4.3. CALL COMPLETION SERVICE

          4.3.1. The Parties will complete operator-assisted calls to each other's networks using Local Interconnection Trunks.

          4.3.2. At ACI's request, in conjunction with the provision of unbranded directory assistance service to ACI, Pacific will provide DA Call Completion Service (which is comparable in every way to the DA Call Completion Service Pacific makes available to its own end users) in those areas where DA Call Completion Service is generally available and where facilities permit.

5.   WHITE PAGE DIRECTORY LISTINGS  [THE ACT, SECTION 271(C)(2)(B)(VIII)]

     5.1. Directory listings refer to end user name, address and telephone number data in Directory Assistance databases and/or all appropriate White Pages directories. Pacific agrees to provide a standard directory listing free of charge to each end user customer of ACI according to the rules and provisions of Pacific's Schedule Cal. P.U.C. Tariff No. 175-T, Section 9.3.

     5.2. Pacific will make available its electronic interface for the submission of the customer information from ACI. The Parties agree to work within the national standards fora, such as the OBF, to modify such interface as standards are adopted.

     5.3. The Parties agree that ACI shall have the opportunity to have customer service pages published in the White Pages sections of Pacific's Directories in those areas where ACI provides Exchange Service. These pages are found in the Customer Guide section of the Directory and provide ACI's customer service information, including phone numbers. A maximum of two pages will be provided without charge to ACI. Pages in excess of two will be charged by Pacific in accordance with the nondiscriminatory rates of its Schedule Cal. P.U.C. Tariff No. 175-T, Section 9.2.

     5.4. The Parties further agree that the provision of customer listings information to Pacific is solely for the sale of listings or advertising services, inclusion in the Directory Assistance database and/or White Pages, and for the purpose of directory delivery. This information shall be given only to those employees of Pacific and Pacific Bell Directory who are involved in the sale of these services, and shall in no way be shared with the sales and marketing employees of Pacific's telephone operations.

     5.5. The Parties agree that, upon ACI's request, the NXX codes of all LECs shall be commingled in the section of the Customer Service Pages where calling areas are defined. No differentiation or segregation of ACI's codes shall occur.

     5.6. The Parties agree that ACI's end user customer listings will be commingled with the end user customer listings of Pacific.

     5.7. Pacific will not include Subscriber List Information of published ACI local exchange customers in Pacific's Telephone Directory Reproduction Rights Service, unless ACI authorizes release of its Subscriber List Information to independent directory publications.

6. NONDISCRIMINATORY ACCESS TO NUMBER RESOURCES [THE ACT, SECTION 271(C)(2)(B)(IX)]

     6.1. Each Party will comply with Industry Carriers Compatibility Forum ("ICCF") Central Office Code Guidelines.

     6.2. Pacific, where it functions as Number Administrator, will assign NXX codes to ACI, according to those Guidelines, on a basis no less favorable than that on which Pacific assigns codes to itself or to any other entity. So long as Pacific acts as the Number Administrator, the Parties agree that these Number Administrator functions will be provided without charge.

     6.3. It shall be the responsibility of each Party to program and update its own switches and network systems to recognize and route traffic to the other Party's assigned NXX codes at all times. Neither Pacific nor ACI shall charge each other for changes to switch routing software necessitated by the creation, assignment or reassignment or activation of NPA or NXX codes.

     6.4. The Parties will each be responsible for the electronic input of their respective number assignment information into the LERG.

7.   NUMBER PORTABILITY [THE ACT, SECTION 271(2)(C)(B)(XI)]

     7.1. INTERIM NUMBER PORTABILITY.

          7.1.1. Until the Parties implement the provisions of the FCC's First Report and Order and Further Notice of Proposed Rulemaking, CC Docket No. 95-116 ("FCC Number Portability Order"), ACI and Pacific shall provide remote call forwarding functionality, or other INP capabilities, to each other pursuant to the terms and rates of the tariff filed by Pacific. The remote call forwarding functionality is identified in Pacific's tariff as Directory Number Call Forwarding ("DNCF").

          7.1.2.    In the event that either Party elects to use a DNCF-like
                    INP service and until the Parties implement the provisions of the FCC Number Portability Order, with regard to the division of Switched Access revenues associated with INP, the Party forwarding the calls to the other Party over the INP arrangement shall pay the other Party $1.75 per month for each business line and $1.25 per month for each residence line associated with the INP arrangement. Determination of the number of lines to which the above payment shall apply will be made at the time the INP arrangement is established. The payment shall be made based on the total number of lines included in the same hunting arrangement as the INP number. Partial months will be paid on a prorated basis and such payment shall continue until the INP arrangement is disconnected or PNP is made available for the INP number, whichever occurs first. Such amount is in consideration of the Switched Access compensation and reciprocal compensation that would have been received by each Party if PNP had been in effect. a) DNCF-like INP calls will be delivered over Local Interconnection Trunk Groups.

          7.1.3. DNCF-like INP calls will be delivered over Local Interconnection Trunk Groups.

     7.2. PERMANENT NUMBER PORTABILITY.

          7.2.1. The Parties agree to implement PNP, in compliance with FCC or Commission orders, and pursuant to PUBL-780050 PB/NB, Pacific Bell Local Number Portability Network Interface Specification.

          7.2.2. Both Parties agree to release ported telephone line numbers back to the original carrier assigned an NXX in the LERG when they "become vacant" (I.E., when they are no longer in service for the original customer), and any applicable referral/intercept period has expired. The Parties agree to comply with such industry guidelines as may be established for the treatment of vacant telephone numbers.

          7.2.3. Except as otherwise agreed to by the Parties, when a query is performed or required to be performed, each Party will arrange to perform its own queries for PNP calls when a LTNP database query is performed or required to be performed, each Party will perform queries on a N-1 basis, where N is the entity terminating the call to the end user. For interLATA carrier calls, the interLATA carrier will perform the query even if that carrier is also the carrier terminating the call to the end user. In keeping with the Network Reliability Council recommendations to protect general network failures from propagating from one network to another and in the case of failure in Pacific's or ACI's network which would prevent the querying of LTNP calls, the Party experiencing the failure will prevent the delivery of those unqueried calls to the other Party's network via default routing, except under prior agreement. Pacific and ACI reserve the right to block default routed calls incoming to its network in the event of a significant network failure in order to protect the public switched network from overload, congestion, or failure propagation.

          7.2.4. Upon request, the porting party shall provide the ported-to Party with credit status data for the ported-to Party's subscribers whose numbers are porting.

          7.2.5. Except as agreed herein, each Party shall recover its costs for PNP in accordance with FCC or Commission orders.

          7.2.6. The Parties agree that Service Provider number portability using PNP is limited to Pacific's wire center boundaries. Users who change their physical address location within that wire center will be able to retain the porting of their existing telephone numbers.

     7.3. REQUIREMENTS FOR INP AND PNP

          7.3.1.    Cut-Over Process

               The Parties shall cooperate in the process of porting numbers from one carrier to another so as to limit service outages for the ported subscriber. Such processes may include, but not be limited to, the porting Party promptly updating its network element translations following notification by the industry SMS, or ported-to local service provider, and deploying such temporary translations as may be required to minimize service outage, E.G., unconditional triggers. The Parties agree to comply with such industry guidelines as may be established for the cut-over process.

          7.3.2.    Testing

               Both Parties shall cooperate in conducting testing to ensure interoperability between systems. Each Party shall inform the other Party of any system updates that may affect the other Party's network and each Party shall, at the other Party's request, perform tests to validate the operation of the network. Additional testing requirements may apply as specified by this Agreement.

          7.3.3.    Non-Geographical Numbers

               Neither Party shall be required to provide Number Portability for non-geographic services (i.e., 500, 700 and 900 Service Access Codes (SACs) and similar services) under this Agreement.

          7.3.4.    Engineering and Maintenance

               Both Parties will cooperate to ensure that performance of trunking and signaling capacity is engineered and managed at levels which are at least at parity with that provided by the other Party to its subscribers and to ensure effective maintenance testing through activities such as routine testing practices, network trouble isolation processes and review of operational elements for translations, routing and network fault isolation. Additional specific engineering and maintenance requirements shall apply as specified in this Agreement. For subscribers ported by INP using DNCF, Flex DID or RI, the Ported-to Party shall perform appropriate testing to isolate trouble prior to referring repair requests to the Porting party. For subscribers ported by PNP, trouble shooting by the Porting Party shall generally involve verification that a proper location routing number has been entered into the system, and other trouble shooting as may be established in industry guidelines.

          7.3.5.    Treatment of Telephone Line Number Based Calling Cards

               7.3.5.1. Pacific shall remove from its Line Information Data Base (LIDB) all existing Pacific issued Telephone Line Number (TLN)-based card numbers issued to a customer, when that customer, when that customer ports the associated telephone numbers to ACI.

               7.3.5.2. Pacific shall continue to allow ACI access to its LIDB. Other LIDB provisions are specified in this Agreement.

8.   LOCAL DIALING PARITY [THE ACT, SECTION 271(C)(2)(B)(XII)]

     8.1. The Parties agree that they will provide local dialing parity to each other and will permit each other to have nondiscriminatory access to telephone numbers, operator services, directory assistance, and directory listings, with no unreasonable dialing delays. In addition, Pacific agrees that it will provide nondiscriminatory access to such services or information as is necessary to allow ACI to implement local dialing parity in accordance with the requirements of Section 251(b)(3) of the Act.

     8.2. For Local Exchange Traffic between the Parties, neither Party's end user customers shall be required to dial any access codes or other special or extra digits to reach the end user customers of the other Party.


9.   RECIPROCAL COMPENSATION ARRANGEMENTS [THE ACT, SECTION 271(C)(2)(B)(XIII)]

     9.1. The following describes the arrangement between the Parties for compensation for facilities established to transport Local Exchange Traffic between the Parties. The Parties agree to the following terms based on consideration of the generally balanced use of the Parties' respective facilities for interconnection. Such consideration is based on relative facility length and capacity provided to each other, determined by the comparison of facility deployment behind the POIs associated with ACI's collocation arrangements and Pacific's network.

          9.1.1. Where the POI for the Local Interconnection Trunk Group is at a collocation arrangement in the same Pacific Wire Center as the Pacific switch where the Local Interconnection Trunk Group terminates, Pacific will pay a monthly charge for the facility, cross connect, and multiplexing, if any, equal to one point of termination at DS-1 rates (per DS-1 used for Local Interconnection Trunks) or DS-3 rates (per DS-3 used for Local Interconnection Trunks) according to ACI's tariff, in addition to the Switched Access elements, if any, below. Pacific may, at its option, choose to pay either the applicable tariffed DS-1 rates for those DS-1(s) used for Local Interconnection Trunks in a DS-3 facility, or pay the applicable tariffed DS-3 rate for each DS-3 facility used for Local Interconnection Trunks between the Parties.

          9.1.2. Where the POI for the Local Interconnection Trunk Group is at a collocation arrangement other than in the same Pacific Wire Center as the Pacific switch where the Local Interconnection Trunk Group terminates, ACI will pay a monthly charge to Pacific for the facility, cross connect, and multiplexing, if any, equal to one point of termination at DS-1 rates

                    (per DS-1 used for Local Interconnection Trunks) or DS-3 rates (per DS-3 used for Local Interconnection Trunks) according to Pacific's tariff, in addition to the Switched
                    Access elements, if any, above.   ACI may, at its option,
                    choose to pay either the applicable tariffed DS-1 rates for those DS-1(s) used for Local Interconnection Trunks in a DS-3 facility, or pay the applicable tariffed DS-3 rate for each DS-3 facility used for Local Interconnection Trunks between the Parties.

          9.1.3. Where the POI for the Local Interconnection Trunk Group is at a Mid Span Meet, there shall be no compensation between the Parties for the local interconnection facilities used.

     9.2. The following describes the compensation arrangements for transport and termination of Local Exchange Traffic between the Parties:

          9.2.1. The following compensation rates shall apply for traffic carried from ACI to Pacific:

               9.2.1.1.   Local calls

                     For all local traffic (Zone Usage Measurement ("ZUM") Zone 1 and ZUM Zone 2, Extended Area Service and ZUM Zone 3), the Parties agree to "Bill and Keep" compensation (i.e., mutual traffic exchange without explicit compensation).

                     This rate structure shall remain in place until one year after PNP is implemented throughout those LATAs in which the Parties both operate. The Parties agree to renegotiate this rate structure in that time frame in accordance with the compensation structure set forth in Section 252(d) of the Act, provided that such negotiations will be completed by the end of one year after PNP is implemented throughout those LATAs in which the Parties both operate. During the renegotiation process, either Party may seek arbitration.

               9.2.1.2.   Toll Calls

                          Applicable to intraLATA toll calls based on intrastate Switched Access rates as described below.

               9.2.1.3. For all toll calls, the following rate elements shall apply:

                     9.2.1.3.1. Local switching - per minute of use as listed in Pacific's Schedule Cal. P.U.C. Tariff No. 175-T, Section 6.8.3(A) with the following sub-elements:

                     -    Set-up (per call); and
                     -    Minutes of use;

              9.2.1.3.2. Network Interconnection Charge - per minute
                         of use as listed in Pacific's Schedule Cal. P.U.C. Tariff No. 175-T, Section 6.8.2(D).

              Additionally, where such calls are routed through Pacific's tandem, the following elements shall apply:

              9.2.1.3.3. Tandem switched transport as listed in
                         Pacific's Schedule Cal. P.U.C. Tariff No. 175-T,
                         Section 6.8.2(C):

                     -    Fixed - per minute of use.
                     - Variable - per mile per minute of use. Mileage is calculated based on the airline miles between the Vertical and Horizontal ("V&H") coordinates of the POI where the Local Interconnection Trunk Group terminates and the Pacific end office.

              9.2.1.3.4.  Tandem switching - per minute of use

              Additionally, when the LATA-wide terminating option is selected, an additional tandem switching and tandem switched transport-fixed per minute of use rate element shall apply to all calls terminated through this arrangement. Tandem switched transport-variable mileage will be calculated as set forth in subsection 9.2.1.3.3, above.

     9.2.1.4. ACI shall pay a transit rate equal to the Tandem
              Switching rate plus two times the Common Transport rate element as specified in the Price List (currently equal to $.00226 per minute) when ACI uses a Pacific access tandem to originate a call to a third party LEC, another CLC, a WSP or another CLC end office. If Pacific enters into an interconnection agreement with another LEC that provides for a transit rate lower than $.00226, that transit rate will be substituted for the rate set in this paragraph upon the effective date of that agreement. If ACI receives a call through Pacific's access tandem that originates from another LEC, ACI will not charge Pacific any rate elements for this call, regardless of whether the call is local or toll. ACI will establish appropriate billing relationships directly with the other LEC, CLC or WSP.

     9.2.1.5. When ACI uses a Pacific access tandem to transit a toll call to another LEC end office, and that LEC is a member of the California Toll Pool ("Pooling LEC"), Pacific will bill, and ACI will pay, Pacific's local switching and proportionate local transport rates in addition to the transit rate above. Pacific will remit such revenues to the California Toll Pool. When a Pooling LEC originates a toll call that terminates to a ACI NXX, ACI will bill and Pacific will pay, ACI local switching and local transport rates as if the call originated from a Pacific end office.

9.2.2. The following compensation rates shall apply for traffic carried from Pacific to ACI:

      9.2.2.1. Local calls

               For all local traffic (Zone Usage Measurement ("ZUM") Zone 1 and ZUM Zone 2, Extended Area Service and ZUM Zone 3), the
               Parties agree to mutual traffic exchange without explicit compensation.

      9.2.2.2. Toll Rate

               Applicable to intraLATA toll calls based on intrastate Switched Access rates as described below.

               For all toll calls, the following rate elements shall apply:

               9.2.2.2.1. Local switching - including associated sub-elements (e.g., set-up (per call) and minutes of use);

               Additionally, where such calls are routed through ACI's tandem (as designated in Appendix A), the following elements shall apply:

               9.2.2.2.2. Tandem switched transport (e.g., fixed - per minute of use and variable - per mile per minute of use). Mileage is calculated based on the airline miles between the Vertical and Horizontal ("V&H") coordinates of the POI where the Local Interconnection Trunk Group terminates and the ACI end office; and

               9.2.2.2.3. Tandem switching - per minute of use.

               The applicable rates for the above elements will be filed in ACI's Cal. P.U.C. tariff.

      9.2.2.3. Pacific shall pay a transit rate equal to the rates set in the first two sentences of subsection 9.2.1.4, above, when Pacific uses a ACI switch to originate a call to a third party LEC, another CLC, a WSP or another Pacific Central Office.

9.3. For intraLATA Toll Free Service calls where such service is provided by one of the Parties, the compensation set forth in subsection 9.2, above, as well as any applicable database query charge set forth in that Party's tariff, shall be charged by the Party originating the call rather than the Party terminating the call. The Parties agree to exchange originating EMR records for intraLATA Toll Free Service calls provided by one of the Parties.

9.4. Each Party will calculate terminating interconnection minutes of use based on standard Automatic Message Accounting ("AMA") recordings made within each Party's network. These recordings are the basis for each Party to generate bills to the other Party. The Parties agree that end-office terminated interconnection may require exchange of originating EMR records. The Parties agree to exchange EMR records where such terminating records are not available. These records, whether developed within each Party's network or exchanged between the Parties, shall form the sole basis for each Party to generate bills to the other Party. The Parties agree to exchange these records at no charge.

9.5. Measurement of minutes of use over Local Interconnection Trunk groups shall be in actual conversation seconds. The total conversation seconds over each individual Local Interconnection Trunk Group will be totaled for the entire monthly bill-round and then rounded to the next whole minute.

9.6. Each Party will provide to the other, within 15 calendar days after the end of each quarter, a usage report with the following information regarding traffic terminated over the Local
     Interconnection Trunk arrangements:

     - Total traffic volume described in terms of minutes and messages and by call type (local, toll and other) terminated to each other over the Local Interconnection Trunk Groups, and

     -    PLU.

9.7. Late payment charges for interconnection charges will be assessed as described in Pacific's Schedule Cal. P.U.C. Tariff No. 175-T, Section 2.4.1.B. and ACI's Cal. P.U.C. tariff.

9.8. For California 900 calls (those 900 NXXs shown in the LERG as Pacific's 900 NXXs), ACI shall deliver calls originated over ACI-provided exchange services to the Local Interconnection Trunk Groups.

9.9. CCS interconnection charges will be applied based on the option for CCS interconnection ACI selects, as follows:

     9.9.1. If CCS interconnection is from Pacific's STPs to ACI's STPs solely for the purpose of exchanging signaling for each Party's Local Exchange Traffic and jointly provided Switched Access traffic, then no charges will apply for such SS7 links.

     9.9.2. If ACI uses a third party CCS provider to connect to Pacific's STPs, then charges will apply to such SS7 links, to the third party, as set forth in Pacific's Schedule Cal. P.U.C. Tariff No. 175-T, Section 6, or as otherwise contracted between Pacific and that third party.

     9.9.3.    If ACI connects its end office(s) directly to Pacific's
               STPs, then Pacific will apply 50% (one half) of the charges set forth in Pacific's Schedule Cal. P.U.C. Tariff No. 175-T,
               Section 6 for such SS7 links.

9.10. If ACI believes it qualifies for option I(1) I(3), ACI must notify Pacific of its selection at the time ACI orders SS7 interconnection links. ACI must further notify Pacific at any time in the future when it uses such SS7 interconnection for the origination or termination of switched access traffic.

9.11. If ACI elects to use Local Interconnection signaling arrangement option 9.9.1 or 9.9.3 above, in the future for its own Switched Access calls (E.G., FGB or FGD), the Parties agree to renegotiate the rates, terms and conditions prior to such use.

9.12. Each Party shall charge the other Party for BLV and BLVI at the rates contained in their respective tariffs.

9.13. If either Party terminates Directory Assistance calls over the Local Interconnection Trunk Groups to the other Party, the terminating Party shall charge the other Party for such Directory Assistance calls at the rates contained in its tariff or pursuant to a separately negotiated contract.

9.14. A Maintenance of Service charge applies whenever either Party requests the dispatch of the either Party's personnel for the purpose of performing maintenance activity on the interconnection trunks, and any of the following conditions exist:

      9.14.1. No trouble is found in the interconnection trunks; or

      9.14.2. The trouble condition results from equipment, facilities or systems not provided by the Party whose personnel were dispatched; or

      9.14.3. Trouble clearance did not otherwise require a dispatch, and upon dispatch requested for repair verification, the interconnection trunk does not exceed maintenance limits, as specified in documentation previously provided to ACI.

     If a Maintenance of Service initial charge has been applied and trouble is subsequently found in the facilities of the Party whose personnel were dispatched, the charge will be canceled.

     Billing for Maintenance of Service is based on each half-hour or fraction thereof expended to perform the work requested. The time worked is categorized and billed at one of the following three rates:

          -    Basic time;
          -    Overtime; or
          -    Premium time

     as defined for billing Pacific in Pacific's Schedule Cal. P.U.C. Tariff No. 175-T, Section 13 and in ACI's Cal. P.U.C. tariff.

10. TELECOMMUNICATIONS SERVICES AVAILABLE FOR RESALE [THE ACT SECTION 271(C)(2)(B)(XIV)]

     The Parties agree that Pacific will provide telecommunications services to ACI for resale in accordance with the requirements of Sections 251(c)(4) and 252(d)(3) of the Act. Pacific's prices charged to ACI for resold services will be the resale rates determined by the Commission. With respect to those Pacific resale services for which the Commission has not yet set a resale discount, the interim price shall be set at 17% below Pacific's retail rate for the service or such greater discount as is made available to any other entity. Once the Commission establishes a resale discount for any such service, that rate will replace the 17% discount, unless a greater discount is made available to any other entity, in which case ACI, upon request, will be entitled to that greater discount.

11.  COLLOCATION AND MID SPAN MEETS

     Pacific shall permit collocation of any type of equipment used or useful for interconnection or access to unbundled Network Elements, in accordance with the Act and sections 579 through 582 of the FCC's First Interconnection Order. Such equipment includes but is not limited to transmission equipment, such as optical terminating equipment and multiplexers, equipment for the termination of basic transmission facilities, equipment for the termination and multiplexing of ISDN/xDSL loops, DLC equipment, and such additional types of equipment that may be agreed to by the Parties or designated in Future FCC or Commission rulings. If a request by ACI to collocate is denied on the basis of the equipment to be installed by ACI, Pacific shall prove to the Commission that such equipment is not "necessary" as defined by the FCC for interconnection or access to unbundled Network Elements.

11.1. PHYSICAL COLLOCATION.

     Pacific will provide for physical collocation of transport and termination equipment necessary for interconnection of ACI's network facilities to Pacific's network or access to unbundled network elements at its Wire Center premises. Such collocation shall be provided on a non-discriminatory basis according to the rates, terms and conditions contained in Pacific's Schedule Cal. P.U.C. Tariff No. 175-T, Section
     16, as of the Signature Date of this Agreement except as modified below.

     Listed below are the rates that ACI shall pay for physical collocation at Pacific's Wire Center premises, along with other terms and conditions that will apply with respect to such physical collocation, beginning with the effective date of this Agreement:

     11.1.1. Rates

             11.1.1.1. All monthly rates and nonrecurring charges set forth in Section 16.7.1(A)(1) shall be charged at 65% of the rates stated;

             11.1.1.2. The monthly rate set forth in Section 16.7.1(B)(1) shall be charged at 75% of the rate stated;

             11.1.1.3. The monthly rates set forth in Section 16.7.1(C)(1) shall be reduced to zero;

             11.1.1.4. The nonrecurring charges set forth in Section 16.7.1(D)(1) shall be charged at the greater of $2,000 or the amount stated in the tariff;

             11.1.1.5.  The second sentence and the proration chart of
                        Section 16.3.4 of Pacific's Schedule Cal. P.U.C. Tariff No. 175-T shall be changed to read:

                        The costs will be prorated and the prorated share refunded to previous collocator(s) as additional collocators use collocated services at that location within 60 months of when the billing for the first collocation space at that location begins, using the following schedule:

                        Collocator          Nonrecurring Charge         Refund

                        1st                 100%                        NA%
                        2nd                 50%                         50%
                        3rd                 33.33%                      16.67%
                        4th                 25%                         8.33%
                        5th                 20%                         5%
                        6th                 16.67%                      3.33%
                        7th                 14.29%                      2.38%
                        8th                 12.5%                       1.79%
                        9th                 11.11%                      1.39%
                        10th                10%                         1.11%
                        11th and beyond     0%

     11.1.2. Terms

             11.1.2.1. Pacific agrees that it shall continue to make
                       physical collocation available under the terms of this Agreement and its tariffs. Any requirement for relocation or eviction of collocated facilities must allow for reasonable due process including, but not limited to, either Party seeking Commission approval if the Parties cannot reach mutual agreement.

             11.1.2.2. Should multiplexing via EISCC between ACI and another party's collocated network facility in Pacific's Wire Center be found to be required under the Act or offered to another party, Pacific will provide this capability to ACI.

             11.1.2.3. Notwithstanding any provisions contained in Pacific's
                       Schedule Cal. P.U.C. Tariff No. 175-T, Section 16, ACI may place Digital Loop Carrier of its choosing in its collocation space, including shared space collocations described below, for connection of ACI's network to Pacific's network.

             11.1.2.4. Pacific agrees to provide ACI with reasonable advance notice, under the Notice provisions of this Agreement, of any proposed modifications to Pacific's tariff regarding physical collocation, except for the addition of Wire Centers and new types of EISCCs.

11.2. SHARED SPACE COLLOCATION

      Where sufficient space exists, and upon request, Pacific will provide for collocation on a shared space basis with each collocator's area defined within the shared space. However, shared space collocation will not be made available in Wire Centers where at least one conventional physical collocation installation has already been installed. Such defined space shall, at a minimum, be sized to permit the placement of up to two (2) bays of collocator-provided equipment. Any equipment allowed under 11.1 for Physical Collocation will be allowed under Shared Space Collocation. Access to the collocation space will be via a common entry point and it shall be the sole responsibility of the collocator to provide for any additional security measures to protect its equipment. Such security measures shall be limited to covers or lockable cabinet doors placed directly on the equipment bays of the collocator.

      The following charges shall apply for shared space collocation:

      11.2.1. The recurring charge for two (2) bays in a shared space collocation shall be $265.00 per month.

      11.2.2. The nonrecurring charge for two (2) bays in a shared space collocation shall be $5,300.00.

      11.2.3. The infrastructure charge for shared space collocation shall be $25,000.00 and will be refunded on a prorated basis to the first five shared space collocators as additional shared space collocators utilize shared space collocation at that location within 60 months of when the billing for the first shared space collocation space at that location begins, based on the proration schedule set forth above for physical collocation.

      If ACI requests and Pacific provides a shared collocation arrangement as described above, and no other collocator orders and places its equipment in such shared space arrangement within two (2) years after ACI collocates in such space, Pacific reserves the right to reconfigure such space into a suitable single-occupant collocation space. Upon request by Pacific, ACI will reasonably agree to such reconfiguration after one year has elapsed from the time ACI has collocated in such space. The reconfigured space shall only be large enough to enclose the two bays of equipment placed by ACI, along with adequate space for access to the cage, and any other safety standards normally applied to physical collocation facilities by Pacific. ACI will be charged a pro-rated monthly collocation space charge based on the square footage of the reconfigured space in proportion to a standard 10 foot by 10 foot collocation space. ACI will not be charged for the cost of reconfiguring the space. If, after two years from the first placement of a shared space collocation arrangement at ACI's request, such arrangements are on average no more than one-third occupied, the Parties agree to renegotiate Pacific's obligation to continue to offer shared space collocation arrangements.

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

     11.3.     MICROWAVE COLLOCATION

          Where technically feasible, Pacific will provide for physical collocation of microwave equipment (limited to transport and termination equipment) necessary for interconnection of ACI's network facilities to Pacific's network or access to unbundled network elements on the roofs of Pacific's Wire Centers. Such collocation shall be provided in accordance with the rates, terms and conditions set forth above with respect to physical collocation, plus reasonable recurring and nonrecurring rates for placement of the microwave equipment.

     11.4.     POT BAY ENGINEERING

          The Parties agree that ACI will engineer and pre-provision its side of the POT Bay in physical (including shared space) collocation arrangements.

     11.5.     VIRTUAL COLLOCATION

          Rates and terms for virtual collocation will be made available on a reasonable and non-discriminatory basis. Rates for virtual collocation will be approximately the same as physical collocation. The Parties agree to cooperate in selecting equipment and establishing installation and operating procedures for virtual collocation in the event that the use of virtual collocation becomes necessary.

     11.6.     MID-SPAN MEET ARRANGEMENTS

          The Parties may also choose to interconnect via a Mid Span Meet. Such interconnection shall be limited to facilities provided for the interconnection of any local exchange or jointly provided switched access traffic between the Parties.

          11.6.1. Physical Arrangements of Mid Span Meets: In a Mid Span Meet, each Party extends its facilities to meet the other Party. The point where the facilities meet is the Mid Span point. Each Party bears its own costs to establish and maintain a Mid Span Meet arrangement. However, the Parties also agree that a technical arrangement for a Mid Span Meet may involve one Party placing and extending its fiber facilities to the Wire Center of the other Party, with sufficient additional length on the fiber to permit the receiving Party to terminate the fiber without requiring splicing of the fiber facilities prior to the terminal equipment in the receiving Party's Wire Center. In this situation, the Parties will negotiate reasonable compensation to be paid to the Party extending the facilities for the associated labor, materials, and conduit space used in extending its facilities beyond a negotiated Mid Span point.

          11.6.2. Engineering Specifications: The Parties agree to establish technical interface specifications for Mid Span Meet arrangements that permit the successful interconnection and completion of traffic routed over the facilities that interconnect at the Mid Span Meet. The technical specifications will be designed so that each Party may, as far as is technically feasible, independently select the transmission, multiplexing, and fiber terminating equipment to be used on its side of the Mid Span Meet. Requirements for such interconnection specifications will be defined in joint engineering planning sessions between the Parties. The Parties will use good faith efforts to develop and agree on these specifications within 90 days of the determination by the Parties that such specifications shall be implemented, and in any case, prior to the establishment of any Mid Span Meet arrangements between them. In the event the Parties cannot agree on the technical specifications required, the Parties will, after discussion at the Vice Presidential level, interconnect with each other using one of the other interconnection arrangements defined elsewhere in this Agreement.

          11.6.3. Maintenance Responsibilities: Each Party will be responsible for maintaining its network on its side of the Mid Span point. In the case where a maintenance problem must be resolved in the fiber span between the Parties, the Party with access to the manholes, vaults or conduit space will dispatch maintenance personnel to perform any necessary trouble isolation and repair activities. The Party performing the maintenance activity in the fiber span may bill the other Party for such activity at one-half the hourly labor rate specified in the Maintenance of Service section of this Agreement. Should both Parties have maintenance access to some portions of the manholes, vaults or conduit space on the Mid Span Meet facility arrangement, they will cooperatively determine which Party will perform any trouble isolation or maintenance activities during the initial contact between them when a maintenance problem has occurred.

          Prior to the establishment of any Mid Span Meet arrangement, the Parties agree to jointly develop all additional necessary requirements for such interconnection, including but not limited to such items as control and assignment of facilities within the fiber Mid Span Meet arrangement, network management requirements, and operational testing and acceptance requirements for installation of Mid Span Meets.

12.  MEET POINT BILLING ARRANGEMENTS

     12.1. ACI and Pacific will establish meet-point billing ("MPB") arrangements for jointly provided switched access to an IXC, in accordance with the Meet Point Billing guidelines adopted by and contained in the OBF's MECAB and MECOD documents, except as modified herein. Both Parties will use their best reasonable efforts, individually and collectively, to maintain provisions in their respective federal and state access tariffs, and provisions within the National Exchange

               Carrier Association ("NECA") Tariff No. 4, or any successor tariff to reflect the MPB arrangements identified in this Agreement, in MECAB and in MECOD.

     12.2. ACI and Pacific will implement the "Multiple Bill/Single Tariff" option in order to bill any ("IXC") for that portion of the network elements provided by ACI or Pacific. For all traffic carried over the MPB arrangement, ACI and Pacific shall each bill the IXC for its own portion of the applicable elements.

     12.3. Each Party shall provide the billing name, billing address, and carrier identification code ("CIC") of the IXCs that may utilize any portion of ACI's network in a ACI/Pacific MPB arrangement in order to comply with the MPB Notification process as outlined in the MECAB document. Each Party will be entitled to reject a record that does not contain a CIC code. Such information shall be provided by each Party to the other Party in the format and via the medium that the Parties agree.

     12.4. The Parties agree to comply with the currently effective MECAB guidelines as mutually adopted by the Parties from time to time.

     12.5. The Parties further agree that in those MPB situations where one Party sub-tends the other Party's access tandem, the Party providing the access tandem is only entitled to bill the access tandem fee and any associated local transport charges. The Parties also agree that the Party who provides the end office switching is entitled to bill end office switching fees, local transport charges, RIC and CCL charges, as appropriate, and such other applicable charges.

     12.6. Pacific and ACI will record and transmit MPB information in accordance with the standards and in the format set forth in the MECOD and MECAB documents. Pacific and ACI will coordinate and exchange the billing account reference ("BAR") and billing account cross reference ("BACR") numbers for the MPB arrangements described in this Agreement. Each Party will notify the other if the level of billing or other BAR/BACR elements change, resulting in a new BAR/BACR number.

     12.7. The initial billing company will provide to the secondary billing company any necessary AMA records (in standard EMR format) within fourteen (14) days of the recording date. The secondary billing company will provide the initial billing company the necessary summary records with fourteen (14) days of the initial company's bill date.

     12.8. If MPB data is not submitted by either Party within the period set forth above or is not in the proper format as set forth in this Agreement, and if as a result the other Party is delayed in billing the IXC for the appropriate charges it incurs, the delaying Party shall pay the other Party a late MPB data delivery charge which will be the total amount of the delayed charges times the highest interest rate (in decimal value) which may be levied by law for commercial transactions, compounded daily for the number of days from the date the MPB charges should have been received to and including the date the MPB charge information is actually received.

     12.9. Failure of secondary billing company to provide the necessary AMA records (in standard EMR format) within 60 days of the recording date, or of the initial billing company to provide the necessary summary records within 60 days of the initial billing company's bill date, will result in the Party failing to deliver the data to be liable to the other Party for any charges the other Party is unable to bill the IXC.

     12.10. Both Parties will provide the other a single point of contact to handle any MPB questions.

     12.11.    DATA FORMAT AND DATA TRANSFER

          12.11.1. The tandem Party shall provide to the end office Party, where requested, the billing name and billing address of all IXCs originating or terminating traffic at the end office Party's end office.

          12.11.2. Based on the individual call flows that can occur, certain types of records will have to be exchanged for billing purposes or the verification of billing. The Parties agree that the exchange of billing records will utilize the Bellcore standard EMR 01, 11, 50, and 20 formats. These records will be exchanged on magnetic tape or via electronic data transfer (when available).

          12.11.3. When ACI and Pacific bill the customer for jointly provided Switched Access service, the Parties will mutually agree to the format, time frame, and settlement terms that will be utilized. The Parties agree to work cooperatively in the industry fora to establish an industry format to be used by all carriers.

          12.11.4. The end office Party shall provide to the tandem Party the Switched Access Detail Usage Data (category 1101XX records) for originating access usage on magnetic tape or via NDM, on a monthly basis, within fourteen (14) days of the last day of the billing period.

          12.11.5. Upon request, when the tandem Party records terminating access usage or IXC Toll Free Service usage on behalf of the end office Party, the tandem Party will send the end office Party Switched Access Summary Usage Data (category 1150XX records) for usage validation.

     12.12. Errors may be discovered by ACI, the IXC or Pacific. Each Party agrees to provide the other Party with notification of any discovered errors within ten (10) business days of the discovery. The other Party shall correct the error within twenty (20) business days of notification and resubmit the data.

     12.13. In the event of a loss of data, both Parties shall cooperate to reconstruct the lost data and if such reconstruction is not possible, shall accept a reasonable estimate of the lost data based upon three (3) to twelve (12) months of prior usage data.

     12.14. All data associated with the processing and settlement of messages under this Agreement shall be maintained by the Parties for the period currently used by each Party for such information in compliance with legal and/or regulatory rulings. Different data retention periods require the agreement of the Parties.

13.  LOCAL INTERCONNECTION DATA EXCHANGE FOR BILLING

     There are certain types of calls or types of interconnection that require exchange of billing records between the Parties, including, for example, alternate billed and Toll Free Service calls. The Parties agree that all call types must be routed between the networks, accounted for, and settled among the parties. Certain calls will be handled via the Parties' respective operator service platforms. The Parties agree to utilize, where possible and appropriate, existing accounting and settlement systems to bill, exchange records and settle revenue.

     13.1.     The exchange of billing records for alternate billed calls
               (E.G., calling card, bill-to-third, and collect) will be distributed through the existing CMDS processes, unless otherwise separately agreed to by the Parties.

     13.2. Inter-Company Settlements ("ICS") revenues will be settled through the Calling Card and Third Number Settlement System ("CATS"). Each Party will provide for its own arrangements for participation in the CATS processes, through direct participation or a hosting arrangement with a direct participant.

     13.3. Non-ICS revenue is defined as collect calls, calling card calls, and billed to third number calls which originate on one service provider's network and terminate on another service provider's network in the same Local Access Transport Area ("LATA"). The Parties agree to negotiate and execute an Agreement within 30 days of the execution of this Agreement for settlement of non-ICS revenue. This separate arrangement is necessary since existing CATS processes do not permit the use of CATS for non-ICS revenue. The Parties agree that the CMDS system can be used to transport the call records for this traffic.

     13.4. Both Parties will provide the appropriate call records to the intraLATA Toll Free Service Provider, thus permitting the Service Provider to bill its subscribers for the inbound Toll Free Service. No adjustments to bills via tapes, disks or NDM will be made without the mutual agreement of the Parties.

14.  AUDIT PROCESS

     "Audit" shall mean the comprehensive review of services performed under this Agreement. This Audit shall take place under the following conditions:

     14.1.  Either Party may request to perform an Audit.

     14.2. The Audit shall occur upon 10 business days written notice by the requesting Party to the non-requesting Party.

     14.3.  The Audit shall occur during normal business hours.

     14.4. There shall be no more than one Audit requested by each Party under this Agreement in any 12-month period.

     14.5. The requesting Party may review the non-requesting Party's records, books and documents, as may reasonably contain information relevant to the operation of this Agreement.

     14.6. The location of the Audit shall be the location where the requested records, books and documents are retained in the normal course of business.

     14.7. All transactions under this Agreement which are over 24 months old will be considered accepted and no longer subject to Audit.

     14.8. Each Party shall bear its own expenses occasioned by the Audit, provided that the expense of any special data collection shall be born by the requesting Party.

     14.9. The Party requesting the Audit may request that an Audit be conducted by a mutually agreed-to independent auditor. Under this circumstance, the costs of the independent auditor shall be paid for by the Party requesting the Audit.

     14.10. In the event that the non-requesting Party requests that the Audit be performed by an independent auditor, the Parties shall mutually agree to the selection of the independent auditor. Under this circumstance, the costs of the independent auditor shall be shared equally by the Parties.

     14.11. The Parties agree that if an Audit discloses error(s), the Party responsible for the error(s) shall, timely manner, undertake corrective action such errors.

     14.12. All information received or reviewed by the requesting Party or the independent auditor in connection with the Audit is to be considered Proprietary Information as defined by this Agreement. The non-requesting Party reserves the right to require any non-employee who is involved directly or indirectly in any Audit or the resolution of its findings as described above to execute a nondisclosure agreement satisfactory to the non-requesting Party.

15.  AUDIOTEXT AND MASS ANNOUNCEMENT SERVICES

     The Parties agree that access to the audiotext, mass announcement and information services of each Party should be made available to the other Party upon execution of an agreement defining terms for billing and compensation of such calls. Services included in this category include 976 calls, whether flat rated or usage sensitive, intra-LATA 900 services and other intra-LATA 976-like services. Such calls will be routed over the Local Interconnection Trunks.

     ACI and Pacific will work together in good faith to negotiate and execute the agreement for billing and compensation for these services within 90 days of the execution of this Agreement. The Parties agree that their separate agreement on audiotext and mass announcement services will include details concerning the creation, exchange and rating of records, all of which will occur without any explicit charge between the Parties, as well as a process for the handling of uncollectibles so that the originating Party does not have any responsibility for uncollectibles.

     Until such time that such an agreement is executed, ACI may choose to block such calls, or ACI will agree to back-bill and compensate retroactively for such calls once the subsequent agreement is executed retroactive to the effective date of this Agreement.

     15.1.  USAGE SENSITIVE COMPENSATION.

            All audiotext and mass announcement calls shall be considered toll calls for purposes of reciprocal compensation between the Parties. Compensation will be paid based on the toll rates set forth in this Agreement with respect to reciprocal compensation between the Parties, except that such compensation shall be paid by the Party terminating the call, rather than the Party originating the call.

     15.2.  BILLING AND COLLECTION COMPENSATION.

            Billing and collection compensation will be paid by the terminating Party to the originating Party at the rate of 5 cents per call.

16.  BRANDING

     Services offered by ACI that incorporate Network Elements made available to ACI pursuant to this Agreement, and Local Services that ACI offer for resale shall be branded as agreed by the Parties, subject to technical feasibility. In no event shall Pacific personnel installing or repairing ACI Local Service or Network Elements initiate a conversation with the end user customers to market Pacific products or services. Pacific personnel shall respond to any inquiries from end users or consumers concerning Pacific's products or services by providing a telephone number to call for information.

17.  MOST FAVORABLE TERMS AND TREATMENT

     Pacific agrees that it shall make available to ACI any interconnection, service or Network Element provided under an agreement approved under
     Section 252 of the Act to which it is a party upon the same terms and conditions as provided in that agreement.

18.  DISPUTE RESOLUTION AND BINDING ARBITRATION

     The Parties agree that in the event of a default or violation hereunder, or for any dispute arising under this Agreement or related agreements the Parties may have which are described in this Agreement, the Parties shall first confer to discuss the dispute and seek resolution prior to taking any action before any court or regulator, or before authorizing any public statement about or authorizing disclosure of the nature of the dispute to any third party. Such conference shall occur at least at the Vice President level for each Party. In the case of Pacific, its Vice President for Local Competition, or equivalent officer, shall participate in the meet and confer meeting, and ACI Vice President of Network Operations, or equivalent officer, shall participate. In the event the Parties cannot resolve the dispute, they will employ the following procedure:

     18.1. Any controversy or claims arising out of or relating to Agreement or any breach hereof, shall be settled by arbitration in accord with the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). Such arbitration shall be held in San Francisco, California or any other location to which the Parties agree. Written notice of intent to arbitrate shall be served on the opposing Party at least twenty (20) business days prior to the filing of such notice at the appropriate AAA regional office.

     18.2. The Parties agree to request an expedited hearing before the AAA and, if the AAA can arrange such, the hearing shall commence within sixty
           (60) days of the filing of the arbitration claim. If the AAA is not able to arrange for the hearing to be held within sixty (60) days of such filing, then the hearing shall commence on the AAA's first available date thereafter, but with ninety (90) days of the original filing of the arbitration claim.

     18.3. The AAA panel shall award costs, including reasonable attorney's fees, to the successful Party at the conclusion of the hearing. Should any party refuse to arbitrate controversies or claims as required by this Agreement, or delays the course of arbitration proceedings beyond the times set, or permitted by the AAA panel, then such Party shall pay all costs, including reasonable attorney fees, of the other Party, incurred with respect to the entire arbitration and/or litigation process, even though such refusing or delaying Party may ultimately be the successful Party in the arbitration and/or litigation.

     18.4. The judgment upon the award rendered may be entered in the highest Court of the forum capable of rendering such judgment, either State or Federal, having jurisdiction and shall be deemed final and binding on both of the Parties.

19.  FORCE MAJEURE

     Neither Party shall be responsible for delays or failures in performance resulting from acts or occurrences beyond the reasonable control of such Party, regardless of whether such delays or failures in performance were foreseen or foreseeable as of the date of this Agreement, including, without limitation: fire, explosion, acts of God, war, revolution, civil commotion, or acts of public enemies; any law, order, regulation, or ordinance of any government or legal body; strikes; or delays caused by the other Party or any other circumstances beyond the Party's reasonable control. In such event, the Party affected shall, upon giving prompt notice to the other Party, be excused from such performance on a day-to-day basis to the extent of such interference (and the other Party shall likewise be excused from performance of its obligations on a day-for-day basis to the extent such Party's obligations relate to the performance so interfered with). The affected Party shall act in good faith to avoid or remove the cause of non-performance and both Parties shall proceed to perform with dispatch once the causes are removed or cease.

20.  REGULATORY DECISION

     This Agreement shall at all times be subject to such review by the Commission or FCC as permitted by the Act. If any such review renders the Agreement inoperable or creates any ambiguity or requirement for further amendment to the Agreement, the Parties will negotiate in good faith to agree upon any necessary amendments to the Agreement.

21.  REGULATORY APPROVAL

     In the event that any final and nonappealable legislative, regulatory, judicial or other legal action renders this Agreement or any Attachment hereto inoperable, materially affects any material terms of this Agreement, or materially affects the ability of ACI or Pacific to perform any material terms of this Agreement, ACI or Pacific may, on thirty (30) days written notice (delivered not later than 30 days following the date on which such action has become legally binding and has otherwise become final and nonappealable) require that such terms be renegotiated, and the parties shall renegotiate in good faith such mutually acceptable new terms as may be required. In the event that such new terms are not renegotiated within ninety (90) days after such notice, the Dispute shall be referred to the Dispute Resolution procedures set forth in this Agreement.

22.  INTEGRATION

     The Parties have negotiated this Agreement as an integrated document. All of the terms in this Agreement are dependent upon the other terms of the Agreement and no part of this Agreement would have been entered into by the Parties without the other terms of this Agreement. No portion of this Agreement is intended to be severable from any other part of the Agreement. If any provision of this Agreement, or the application thereof to any person, place, or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable, or void, the remainder of this Agreement and such provisions as applied to other persons, places, and circumstances shall remain in full force and effect.

23.  TERM OF AGREEMENT

     This Agreement shall be for a period of three (3) years after the effective date, and thereafter the Agreement shall continue in force and effect unless and until a new agreement, addressing all of the terms of this Agreement, becomes effective between the Parties. The Parties agree to commence negotiations on a new agreement, upon request of either Party, at any time after one year from the Effective Date of this Agreement.

24.  EFFECTIVE DATE

     This Agreement shall become effective upon approval by the Commission.

25.  AMENDMENT OF AGREEMENT

     ACI and Pacific may mutually agree to amend this Agreement in writing. Since it is possible that amendments to this Agreement may be needed to fully satisfy the purposes and objectives of this Agreement, the Parties agree to work cooperatively, promptly and in good faith to negotiate and implement any such additions, changes and corrections to this Agreement.

26.  LIMITATION OF LIABILITY

     Except as otherwise provided herein, neither Party shall be liable to the other in connection with the provision or use of services offered under this Agreement for indirect, incidental, consequential, special damages, including (without limitation) damages for lost profits, regardless of the form of action, whether in contract, indemnity, warranty, strict liability, or tort.

27.  INTELLECTUAL PROPERTY

     ACI is responsible for obtaining any license or right to use agreement associated with an Unbundled Network Element purchased from Pacific. Pacific will provide a list of all known and necessary licenses or right to use agreements applicable to the subject Network Element(s) within seven days of a request for such a list by ACI. Pacific agrees to use its best efforts to facilitate the obtaining of any necessary license or right to use agreement. Pacific makes no warranties, express or implied, concerning Pacific's (or any third party's) rights with respect to intellectual property (including with limitation, patent, copyright, and trade secret rights) or contract rights associated with ACI's rights to interconnect with Pacific's network and to Unbundled Network Elements.

28.  INDEMNITY

     Each Party shall indemnify and hold the other harmless from any liabilities, claims or demands (including the costs, expenses and reasonable attorney's fees on account thereof) that may be made by third parties for:

          28.1.1.   personal injuries, including death, or

          28.1.2.   damage to tangible property

     resulting from the sole negligence and/or sole willful misconduct of that Party, its employees or agents in the performance of this Agreement. Each Party shall defend the other at the other's request against any such liability, claim or demand. Each Party shall notify the other promptly of written claims or demands against such Party of which the other Party is solely responsible hereunder.

     Pacific shall be indemnified, defended, and held harmless by ACI for claims for patent, trademark, infringement or other infringement or intellectual property rights, arising from ACI's use of services or unbundled elements provided under this Agreement.

29.  ASSIGNMENT

     This Agreement may be assigned by either Party upon sixty (60) days advance written notice to the other Party.

30.  CONTROLLING LAW

     This Agreement was negotiated by the Parties in accordance with the terms of the Act and the laws of the State of California. It shall be interpreted solely in accordance with the terms of the Act and California law.

31.  DEFAULT

     If either Party believes the other is in breach of the Agreement or otherwise in violation of law, it shall first give sixty (60) days' notice of such breach or violation and an opportunity for the allegedly defaulting Party to cure. Thereafter, the Parties shall employ the Dispute Resolution and Arbitration procedures set forth in this Agreement.

32.  NONDISCLOSURE

     32.1. All information, including but not limited to specifications, microfilm, photocopies, magnetic disks, magnetic tapes, drawings, sketches, models, samples, tools, technical information, data, employee records, maps, financial reports, and market data, (i) furnished by one Party to the other Party dealing with customer specific, facility specific, or usage specific information, other than customer information communicated for the purpose of publication of directory database inclusion, or (ii) in written, graphic, electromagnetic, or other tangible form and marked at the time of delivery as "Confidential" or "Proprietary", or (iii) communicated orally and declared to the receiving Party at the time of delivery, or by written notice given to the receiving Party within ten (10) days after delivery, to be "Confidential" or "Proprietary" (collectively referred to as "Proprietary Information"), shall remain the property of the disclosing Party.

     32.2. Upon request by the disclosing Party, the receiving Party shall return all tangible copies of Proprietary Information, whether written, graphic or otherwise, except that the receiving Party may retain one copy for archival purposes.

     32.3. Each Party shall keep all of the other Party's Proprietary Information confidential and shall use the other Party's Proprietary Information only for performing the covenants contained in the Agreement. Neither Party shall use the other Party's Proprietary Information for any other purpose except upon such terms and conditions as may be agreed upon between the Parties in writing.

     32.4. Unless otherwise agreed, the obligations of confidentiality and non-use set forth in this Agreement do not apply to such Proprietary Information as:

               32.4.1. was at the time of receipt already known to the receiving Party free of any obligation to keep it confidential evidenced by written records prepared prior to delivery by the disclosing Party; or

               32.4.2. is or becomes publicly known through no wrongful act of the receiving Party; or

               32.4.3. is rightfully received from a third person having no direct or indirect secrecy or confidentiality obligation to the disclosing Party with respect to such information; or

               32.4.4. is independently developed by an employee, agent, or contractor of the receiving Party which individual is not involved in any manner with the provision of services pursuant to the Agreement and does not have any direct or indirect access to the Proprietary Information; or

               32.4.5. is disclosed to a third person by the disclosing Party without similar restrictions on such third person's rights; or

               32.4.6. is approved for release by written authorization of the disclosing Party; or

               32.4.7. is required to be made public by the receiving Party pursuant to applicable law or regulation provided that the receiving Party shall give sufficient notice of the requirement to the disclosing Party to enable the disclosing Party to seek protective orders.

     32.5. Effective Date Of This Section. Notwithstanding any other provision of this Agreement, the Proprietary Information provisions of this Agreement shall apply to all information furnished by either Party to the other in furtherance of the purpose of this Agreement, even if furnished before the date of this Agreement.

33.  EXECUTION IN DUPLICATE

     This Agreement may be executed in duplicate copies, and, upon said execution, shall be treated as an executed document.

34.  NOTICES

     Any notices required by or concerning this Agreement shall be sent to the Parties at the addresses shown below:

               Pacific Bell
               Theresa Cabral, Senior Counsel
               2600 Camino Ramon, Rm. 2W806
               San Ramon, CA 94583

               Accelerated Connections, Inc.
               Eric Geis, Vice President
               7979 Ivanhoe Ave., Suite 550
               La Jolla, CA 92037

     Each Party shall inform the other of any changes in the above addresses.

35.  GOOD FAITH PERFORMANCE

     In the performance of their obligations under this Agreement, the Parties shall act in good faith and consistently with the intent of the Act.
     Where notice, approval or similar action by a Party is permitted or required by any provision of this Agreement (including, without limitation of the obligation of the Parties to further negotiate the resolution of new or open issues under this Agreement), such action shall not be unreasonably delayed, withheld or conditioned.


IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their respective duty authorized representatives.


       /s/ LEE BAUMAN                                   /s/ ERIC GEIS
-------------------------------              --------------------------------
           Lee Bauman                                       Eric Geis

  Vice President                                  Vice President
  Local Competition                               Accelerated Connections, Inc.
  Pacific Bell

                                   APPENDIX A

                       INTERCONNECTION ARRANGEMENTS CHART

                                                                   APPENDIX A



                   APPENDIX A - INTERCONNECTION ARRANGEMENTS*

-------------------------------------------------------------------------------
 ACI Switch       ACI Routing Point       POI           PACIFIC Central Office
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

*To Be Determined

                                  APPENDIX B


                        BILATERAL AGREEMENT WORKSHEET

                                                             APPENDIX B--PAGE 1

LO:      INTERCONNECTION

ACI:

Worksheet Current As Of:



-----------------------------------------------------------------------------------------------------------
             TOPIC                     PACIFIC BELL REFERENCE(S)        ACI REFERENCE(S)     NOTES / STATUS
-----------------------------------------------------------------------------------------------------------
  1  Internetwork provisioning      CLC Handbook, Section 16.5,
     information and guidelines.    PROVISIONS OF LISA.
                                    -----------------------------------------------------------------------
                                    CLC Handbook, Appendix F1,
                                    CLC ISR USERS' GUIDE.
                                    -----------------------------------------------------------------------
                                    Interconnection Agreement
                                    between ________ and Pacific,
                                    ________ 1996.
-----------------------------------------------------------------------------------------------------------
  2  SS7 & other critical           CLC Operations Handbook-SS7,
     internetwork compatibility     Section 16.7.3.2 & .3,
     testing.                       PRE-SERVICE & PROTOCOL TESTING.
                                    -----------------------------------------------------------------------
                                    CCS Network Interface, Section 6.3,
                                    PROTOCOL COMPATIBILITY TESTING.
                                    -----------------------------------------------------------------------
                                    NOF Handbook, Section III, 3G, SS7
                                    COMPATIBILITY TESTING.
-----------------------------------------------------------------------------------------------------------
  3  Special protocol               CCS Network Interface, Section 2.3,
     implementation agreements.     INTERFACE PROTOCOL MESSAGES.
                                    -----------------------------------------------------------------------
                                    TR-246, T1.114 (SCCP) & T1.116 (SCCP);
                                    GR-317 and GR-394.
                                    -----------------------------------------------------------------------
                                    CCS Questionnaire, Section IV, D-2
                                    SWITCH PARAMETERS.
-----------------------------------------------------------------------------------------------------------
  4  Diversity requirements.        CCS Network Interface, Section 4.1,
                                    DIVERSITY DEFINITION.
                                    -----------------------------------------------------------------------
                                    NOF Handbook, Section III, 2D, LINK
                                    RESPONSIBILITIES - DIVERSITY.
                                    -----------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

                         BILATERAL AGREEMENT TEMPLATE

                                                             APPENDIX B--PAGE 2


-----------------------------------------------------------------------------------------------------------
     BILATERAL AGREEMENT            PACIFIC BELL REFERENCE(S)        ACI REFERENCE(S)     NOTES / STATUS
-----------------------------------------------------------------------------------------------------------

  5  Installation, maintenance      CLC Operations Handbook-LISA,
     guidelines and                 Section 16.6.2,
     responsibilities.              RESPONSIBILITIES.
                                    -----------------------------------------------------------------------
                                    CLC Operations Handbook-SS7,
                                    Section 16.7.2,
                                    RESPONSIBILITIES.
                                    -----------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
  6  Network security               CLC Operations HB-LISA,
     requirements.                  Section 16.6.11 & .12, CALL
                                    TRACE (EMERGENCY & FRAUD).
                                    -----------------------------------------------------------------------

                                    -----------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
   7 Performance standards and      LISA Interface Specification,
     service level agreements.      Section 4, PERFORMANCE.
                                    -----------------------------------------------------------------------

                                    -----------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
  8  Specific versions/issues of    CCS Network Interface,
     protocol or interface          Section 1.4, RELATED
     specification.                 DOCUMENTS.
                                    -----------------------------------------------------------------------

                                    -----------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
  9  Maintenance                    CLC Operations Handbook-LISA,
     procedures,including           Section 16.6.4, MAINTENANCE
     trouble reporting, status,     -----------------------------------------------------------------------
     etc.                           CLC Operations Handbook-SS7,
                                    Section 16.7.4, MAINTENANCE
                                    -----------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

                                       2

                         BILATERAL AGREEMENT TEMPLATE

                                                             APPENDIX B--PAGE 3


-----------------------------------------------------------------------------------------------------------
     BILATERAL AGREEMENT            PACIFIC BELL REFERENCE(S)        ACI REFERENCE(S)     NOTES / STATUS
-----------------------------------------------------------------------------------------------------------

 10  Internetwork trouble           CLC Operations HB-LISA,
     resolution and escalation      Section 16.6.4 & .6,
     procedures.                    SECTIONALIZATION; ESCALATIONS.
                                    -----------------------------------------------------------------------
                                    CLC Operations HB-SS7,
                                    Section 16.7.4 & .6,
                                    SECTIONALIZATION; ESCALATIONS.
                                    -----------------------------------------------------------------------
                                    Interconnection Agreement between
                                    ______ and Pacific, ______ 1996.
-----------------------------------------------------------------------------------------------------------
 11  In-depth root cause            S.I. 131 - CUSTOMER SERVICE
     analysis of significant        QUALITY FAILURE REPORT
     failures.                      (ANALYSIS).
                                    -----------------------------------------------------------------------

                                    -----------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 12  Explicit forecasting           CLC HB, Appendix C,
     information re: direct and     INTERCONNECTION FORECASTS.
     subtending traffic.
                                    -----------------------------------------------------------------------

                                    -----------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 13  Explicit expectations          CLC Operations Handbook-SS7,
     regarding interoperabiliy      Section 16.7.3.3 & .4, PROTOCOL/
     testing.                       ACCEPTANCE TESTS.
                                    -----------------------------------------------------------------------
                                    CCS Network Interface, Section 6.3,
                                    PROTOCOL COMPATIBILITY TESTING.
                                    -----------------------------------------------------------------------
                                    CLC Operations Handbook-LISA,
                                    Section 16.6.3.3 ACCEPTANCE TESTS.
-----------------------------------------------------------------------------------------------------------
 14  Network management.            CLC Operations HB-LISA, Section
                                    16.6.2.5, NETWORK MANAGEMENT
                                    GUIDELINES.
                                    -----------------------------------------------------------------------
                                    NOF Handbook, Section VI, NETWORK
                                    MANAGEMENT GUIDELINES.
                                    -----------------------------------------------------------------------
                                    Interconnection Agreement between
                                    _______ and Pacific, _______ 1996.
-----------------------------------------------------------------------------------------------------------

                         BILATERAL AGREEMENT TEMPLATE

                                                             APPENDIX B--PAGE 4


-----------------------------------------------------------------------------------------------------------
     BILATERAL AGREEMENT            PACIFIC BELL REFERENCE(S)        ACI REFERENCE(S)     NOTES / STATUS
-----------------------------------------------------------------------------------------------------------
 15  Operating procedures.          CLC Operations Handbook - LISA
                                    (all sections).
                                    -----------------------------------------------------------------------
                                    CLC Operations Handbook - SS7,
                                    (all sections).
                                    -----------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 16  Routing and screening          LISA Interface Specification,
     administration.                Section 2.2, ROUTING & SCREENING.
                                    -----------------------------------------------------------------------
                                    CCS Network Interface, Section
                                    2.2, ROUTING & SCREENING
                                    (MTP/SCCP).
                                    -----------------------------------------------------------------------
                                    Interconnection Agreement between
                                    _______ and Pacific, _______ 1996.
-----------------------------------------------------------------------------------------------------------

 17  Synchronization design and     CLC Operations Handbook-SS7,
     Company-wide                   Section 16.7.3.5, SYNCHRONIZATION.
     coordinator(s).
                                    -----------------------------------------------------------------------

                                    -----------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 18  Performance requirements.      LISA Interface Specification,
                                    Section 4, PERFORMANCE.
                                    -----------------------------------------------------------------------
                                    CCS Network Interface, Section 5,
                                    PERFORMANCE
                                    -----------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 19  Responsibility assignment      CLC Operations Handbook - LISA
     (testing, control, etc.).      (throughout).
                                    -----------------------------------------------------------------------
                                    CLC Operations Handbook - SS7,
                                    (throughout).
                                    -----------------------------------------------------------------------
                                    Interconnection Agreement between
                                    _______ and Pacific, _______ 1996.
-----------------------------------------------------------------------------------------------------------

                         BILATERAL AGREEMENT TEMPLATE

                                                             APPENDIX B--PAGE 5


-----------------------------------------------------------------------------------------------------------
     BILATERAL AGREEMENT            PACIFIC BELL REFERENCE(S)        ACI REFERENCE(S)     NOTES / STATUS
-----------------------------------------------------------------------------------------------------------
 20  Information sharing for        CLC Oprs HB-LISA, Section
     analysis and problem           16.6.4.3 & 16.6.5
     identification.                SECTIONALIZATION &
                                    INTERCARRIER TESTING.
                                    -----------------------------------------------------------------------
                                    NOF Handbook, Section VII,
                                    INFORMATION SHARING.
                                    -----------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 21  Network transition and         CLC Operations Handbook-LISA,
     service rearrangement          Section 16.6.3.7,
     management.                    REARRANGEMENTS.
                                    -----------------------------------------------------------------------
                                    CLC Operations HB-SS7,
                                    Section 16.7.3.9, SIGNALING
                                    LINK REARRANGEMENTS.
                                    -----------------------------------------------------------------------
                                    CCS Questionnaire, Section III,
                                    2 TRUNK CONVERSION
                                    CONSIDERATIONS.
-----------------------------------------------------------------------------------------------------------
 22  Calling Party Number           CLC HB-LISA, Section 16.5.6,
     privacy management.            PREREQUISITES,LIMITATIONS &
                                    RESTRICTIONS.
                                    -----------------------------------------------------------------------
                                    Interconnection Agreement between
                                    _______ and Pacific, _______ 1996.
                                    -----------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 23  Traffic engineering design     Interconnection Agreement between
     criteria and capacity          _______ and Pacific, _______ 1996.
     management.
                                    -----------------------------------------------------------------------

                                    -----------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 24  Tones and announcements for    CLC Operations HB-LISA, Section
     unsuccessful call attempts.    16.6.9.4, TONES AND ANNOUNCEMENTS.
                                    -----------------------------------------------------------------------
                                    CCS Network Interface, Section 3.4,
                                    TONES AND ANNOUNCEMENTS.
                                    -----------------------------------------------------------------------
                                    NOF Handbook, Section III, Pg 17,
                                    TONES AND ANNOUNCEMENTS.
-----------------------------------------------------------------------------------------------------------

                         BILATERAL AGREEMENT TEMPLATE

                                                             APPENDIX B--PAGE 5


-----------------------------------------------------------------------------------------------------------
     BILATERAL AGREEMENT            PACIFIC BELL REFERENCE(S)        ACI REFERENCE(S)     NOTES / STATUS
-----------------------------------------------------------------------------------------------------------
 25  Mutual aid agreement(s).       CLC Handbook, Section 48,
                                    EMERGENCY PREPAREDNESS.
                                    -----------------------------------------------------------------------
                                    AGREEMENT BETWEEN BCCS FOR
                                    NAT'L SECTIONURITY
                                    EMERGENCY PREPAREDNESS.
                                    -----------------------------------------------------------------------
                                    MUTUAL AID AGREEMENT AMONG
                                    IEC AND LEC CARRIERS IN
                                    CALIFORNIA...
-----------------------------------------------------------------------------------------------------------
 26  Emergency communications       Emergency Preparedness &
     plan.                          Response Program, Tab 4,
                                    COMMUNICATIONS.
                                    -----------------------------------------------------------------------
                                    NOF Handbook, Section III,
                                    Pg 16, EMERGENCY COMMUNICATIONS.
                                    -----------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 27  Billing records data
     exchange.
                                    -----------------------------------------------------------------------

                                    -----------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 28  Pre-cutover internetwork       CCS Network Interface, Section 6.3,
     trunk testing.                 PROTOCOL COMPATIBILITY TESTING.
                                    -----------------------------------------------------------------------
                                    CLC Operations HB-LISA, Section
                                    16.6.3.2 & .3, PRE-SERVICE/
                                    ACCEPTANCE TESTS.
                                    -----------------------------------------------------------------------
                                    CLC Operations HB-SS7, Section
                                    16.7.3.4 & .5, PROTOCOL/
                                    ACCEPTANCE TESTS.
-----------------------------------------------------------------------------------------------------------

                                     APPENDIX C

                          SERVICE PERFORMANCE MEASURES AND
                                 LIQUIDATED DAMAGES

                                                                     APPENDIX C
                                                                         Page 1

INTRODUCTION



I. Pursuant to Section 1.12 of this Agreement, Section A of this Appendix C sets forth the service standards, measurements, and performance applicable to Local Services or Network Elements provided under this Agreement.

          Section B of this Appendix C sets forth liquidated damages to be paid in the event that specified failures of performance occur.

          As experience is acquired under this Agreement with the new business processes established, the Parties expect to learn which measurements set forth in Section A are more or less useful than others. The Parties also expect that experience will show whether new measurements are needed or whether certain existing measurements are not needed. Accordingly, while this Agreement is in effect, either Party may, from time to time, request the addition, deletion or modification of the measures set forth in Section A. In the event the Parties cannot agree on such addition, deletion or modification they will resolve such dispute pursuant to Section 17 of the Agreement.

          Unless otherwise stated, Pacific shall make monthly reports to ACI for all performance measures. Should a dispute arise concerning the accuracy of any of Pacific's measurements, ACI may audit them under procedures set out in Section 14 of the Agreement.

II. "Parity" Defined: Pacific shall provide services to ACI that, for any relevant period of measurement, have substantially the same characteristics of timeliness and performance as Pacific provides at retail and, for such purpose, those services shall be deemed to have substantially the same characteristics for any population of thirty (30) or more observations if it has the same statistical distribution at the 90% confidence interval. Service Parity is achieved when Pacific's service performance, as defined by the designated comparable measures, is within 1.65 standard deviations (90% confidence level) of the average retail performance for the equivalent retail product or service, subject to the definitions contained within this Appendix C. The calculation of 1.65 standard deviations will be based on the most recent two full calendar quarters of actual performance and revised quarterly. As used in the preceding sentence, Pacific's "average retail performance for the equivalent retail product or service" shall be calculated using all available observations of Pacific performance, rather than any form of sampling. "Pacific's service performance" for ACI shall, similarly, be calculated using all available observations. Average performance will be measured and reported monthly for each comparable measure. Liquidated damages will apply when performance is not at parity.

          Service Parity applies to the comparable measures only. Other agreed to performance measures will be based on specified service standards and liquidated damages will apply as defined in this Appendix C.

                                                                     APPENDIX C
                                                                         Page 2

                                     Section A

                  A.1   PROVISIONING SERVICE PERFORMANCE MEASURES

1.        % INSTALLATION APPOINTMENTS COMMITMENT MET

          DEFINITION:
          This measures the percent of service orders where the completion date matches the committed due date. (E.G., The due date is 4/01/97 am, service is installed and the order is completed 4/01/97
          am).

          METHOD OF CALCULATION:
          As a Measurement of Comparable Service, this metric will be in parity with Pacific's comparable services. This measure excludes disconnect orders. This measure will be calculated separately for each Pacific region. These regions are Los Angeles, Bay, North and South. Measurements will be calculated by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, LINK, and ISDN.

-------------------------------------------------------------------------------
             TOTAL NUMBER OF ORDERS COMPLETED ON TIME
                    TOTAL NUMBER OF ORDERS COMPLETED           X 100
-------------------------------------------------------------------------------
          REPORTING PERIOD:
          Monthly, and sorted by Business (Single and Multi-line, Centrex,
          PBX Trunks), Residence, LINK, and ISDN.

2.        %  INSTALLATION REPORTS

          DEFINITION:
          This measures the number of trouble reports that occur within the first thirty (30) days of service installation (E.G., Service is installed on 4/01/97, a trouble is reported on 4/05/97).

          METHOD OF CALCULATION:
          As a Measurement of Comparable Service, this metric will be in parity with Pacific's comparable services. This measure will be calculated separately for each Pacific region. These regions are Los Angeles, Bay, North and South. This measure only includes Pacific Network Troubles. Measurements will be calculated by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, LINK, and ISDN.

-------------------------------------------------------------------------------
              TOTAL NUMBER OF INSTALLATIONS WITH TROUBLE REPORTED WITHIN 30 DAYS
                  FROM  COMPLETION.
                    TOTAL NUMBER OF SERVICE ORDERS COMPLETED     X 100
-------------------------------------------------------------------------------

                                                                     APPENDIX C
                                                                         Page 3

          REPORTING PERIOD:
          Monthly, and sorted by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, LINK, and ISDN.

3.        FIRM ORDER CONFIRMATION QUALITY - % ACCURATE AND COMPLETE

          DEFINITION:
          Measures percent of Firm Order Confirmations that are accurate and complete.

          METHOD OF CALCULATION:
          As a measurement of Performance Standards, this metric will comply with the specific performance level shown below. Measurements will be calculated by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, LINK, and ISDN.

-------------------------------------------------------------------------------
           TOTAL NUMBER OF FOC'S RETURNED ACCURATE AND COMPLETE
               TOTAL NUMBER OF FOC'S TO BE RETURNED FOR THE MONTH  X 100  =  95%
-------------------------------------------------------------------------------

          REPORTING PERIOD:
          Monthly, and sorted by Business (Single and Multi-line, Centrex, PBX Trunks) ISDN, Residence, LINK.


4.        LSP TO LSP MIGRATION NOTIFICATION - % ON TIME

          DEFINITION:
          Measures the percent of migration notifications sent to the outgoing ACI within 48 hours of receipt of the migration order.

          METHOD OF CALCULATION:
          As a measurement of Performance Standards, this metric will comply with the specific performance level shown below. Measurements will be calculated by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, LINK, and ISDN.

-------------------------------------------------------------------------------
          TOTAL NUMBER OF MIGRATION NOTIFICATIONS RETURNED LESS THAN 48 HOURS
              TOTAL NUMBER OF MIGRATION NOTIFICATIONS RETURNED FOR
                         THE MONTH  X 100  =  95%
-------------------------------------------------------------------------------
          REPORTING PERIOD:
          Monthly, and sorted by Business (Single and Multi-line, Centrex,
          PBX Trunks), ISDN, Residence.

5.        REQUESTS FOR CUSTOMER SERVICE RECORDS (CSR)

                                                                     APPENDIX C
                                                                         Page 4

          DEFINITION:
          Measures the percent of Customer Service Records sent to ACI within 4 hours of receiving the request and appropriate LOA. This measurement applies to less than twenty (20) Basic Exchange lines billed under one number and less than six (6) Centrex lines or six
          (6) PBX trunks, or six (6) ISDN lines, billed under one number. Measurements will be calculated by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, LINK, and ISDN.

          METHOD OF CALCULATION:
          As a measurement of Performance Standards, this metric will comply with the specific performance level shown below.

-------------------------------------------------------------------------------
                    NUMBER OF CSRS RECEIVED less than 4 HOURS
                        TOTAL NUMBER OF  REQUESTS FOR CSR  X 100  =  95%
-------------------------------------------------------------------------------

          REPORTING PERIOD:
          When available, these reports will be provided monthly, and sorted by Business (Single and Multi-line, Centrex, PBX Trunks) ISDN, Residence

6.        LOCAL PIC CHANGE - % ON TIME

          DEFINITION:
          Measures the percent of local PIC changes initiated by the ACI that are processed within twenty-four (24) hours of receipt of the order. This interval will stay in parity with interLATA PICs.

          METHOD OF CALCULATION:
          As a measurement of Performance Standards, this metric will comply with the specific performance level shown below. Measurements will be calculated by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, LINK, and ISDN.

-------------------------------------------------------------------------------
               TOTAL NUMBER OF PIC CHANGES COMPLETED WITHIN 24 HOURS
                    TOTAL NUMBER OF  PIC CHANGE REQUESTS    X 100  =  95%
-------------------------------------------------------------------------------

          REPORTING PERIOD:
      - Monthly, and sorted by Business (Single and Multi-line, Centrex, PBX Trunks) ISDN, Residence.

7.        SERVICE ORDER DISCREPANCY

                                                                     APPENDIX C
                                                                         Page 5

          DEFINITION:
          Measures percent of Orders initiated by ACI that result in a discrepancy. The discrepancy is a result of ACI issuance. An order will be considered to be discrepant if at any time after receipt of the order Pacific has to either reject the order or request a supplement of the order from the ACI as a result of incomplete or inaccurate information, as defined in Pacific's Resale Access Line Request Forms Instruction Guide (GUIDE), Version 4, dated April 8, 1996. If ACI service orders conform to the Guide, rejects or requests to supplement such service orders will be excluded from this measurement and will not incur Liquidated Damages, as defined in Section B of this Appendix. ACI and Pacific will mutually agree on revisions to the Guide that effect service order form or content. If they are unable to agree, they will resolve the dispute pursuant to Section 17 of the Agreement.

          METHOD OF CALCULATION:
          As a measurement of Performance Standards, this metric will comply with the specific performance level shown below. Measurements will be calculated by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, LINK, and ISDN.
-------------------------------------------------------------------------------
               TOTAL NUMBER OF ORDERS ISSUED WITHOUT DISCREPANCY
                    TOTAL NUMBER OF ORDERS ISSUED     X  100  =  90%
-------------------------------------------------------------------------------

          REPORTING PERIOD:
          Monthly, and sorted by Business (Single and Multi-line, Centrex, PBX Trunks) ISDN, Residence, LINK.

8.        TRUNK ORDERS INSTALLED ON TIME

          DEFINITION:
          Measures the percent of local interconnection trunks that are completed on or before the due date. The comparative performance measure is Feature Group B & D Switched Access.

          METHOD OF CALCULATION:
          As a Measurement of Comparable Service, this metric will be in parity with Pacific's comparable services. The comparative measure is Feature Group B & D switched access.

-------------------------------------------------------------------------------
               TOTAL NUMBER OF ORDERS COMPLETED ON TIME
                    TOTAL NUMBER OF ORDERS COMPLETED           X 100
-------------------------------------------------------------------------------

          REPORTING PERIOD:
          Monthly

9.        TRUNK FIRM ORDER CONFIRMATION TIMELINESS

                                                                     APPENDIX C
                                                                         Page 6

          DEFINITION:
          Measures percent FOC sent to ACI within the specified time (equivalent to Feature Group B & D Switched Access.)

          METHOD OF CALCULATION:
          As a Measurement of Comparable Service, this metric will be in parity with Pacific's comparable services. The comparative measure is Feature Group B & D Switched Access.

          REPORTING PERIOD:
          Monthly

10.       TRUNK SERVICE ORDER DISCREPANCY

          DEFINITION:
          Measures percent of Interconnection Service Request (ISR) initiated by ACI that result in a discrepancy. An order will be considered to be discrepant if at any time after receipt of the order Pacific has to either reject the order or request a supplement of the order from ACI as a result of incomplete or inaccurate information, as defined in Pacific's CLC Handbook. If ACI service orders conform to the CLC Handbook, currently Section 16.0, rejected Trunk Service Orders or requests to supplement such service orders will be excluded from the Trunk Service Order Discrepancy measurement and will not incur Liquidated Damages, as defined in Section B of this Appendix. ACI and Pacific will mutually agree on revisions to the Handbook that effect service order form or content. If they are unable to agree, they will resolve the dispute pursuant to Section 17 of the Agreement.

          METHOD OF CALCULATION:
          As a measurement of Performance Standards, this metric will comply with the specific performance level shown below

-------------------------------------------------------------------------------
                    TOTAL NUMBER OF ORDERS ISSUED WITHOUT DISCREPANCY
                    TOTAL NUMBER OF ORDERS ISSUED X  100  =  90%
-------------------------------------------------------------------------------

          REPORTING PERIOD:
          Monthly

11.       FORECASTING

          DEFINITION:
          Measures the accuracy of forecasted volumes of LINK or Residence, Business (Single and Multi-line, Centrex, PBX Trunks), ISDN resale service orders.

          METHOD OF CALCULATION:

                                                                     APPENDIX C
                                                                         Page 7

          Forecasts are accurate within 20% +/- in any calendar month of the forecast period (measurement excludes Interconnection Trunks)

          REPORTING PERIOD:
          Monthly

12.       AVERAGE DELAY DAYS

          DEFINITION:
          Measures the average number of days a service order is delayed due to an appointment being missed.

          METHOD OF CALCULATION:
          As a measurement of Comparable Service, this metric will be in parity with Pacific's comparable services. Measurements will be calculated by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, LINK, and ISDN.

                         TOTAL DELAYED DAYS
                         ------------------
                         Total orders missed

                                                                  APPENDIX C
                                                                      Page 8


                     A.2  MAINTENANCE SERVICE PERFORMANCE MEASURES


1.   % MAINTENANCE APPOINTMENTS MET
     ------------------------------

     DEFINITION:
     ----------
     This measures the number of troubles that are cleared on or before the committed date and time.

     METHOD OF CALCULATION:
     ---------------------
     As a Measurement of Comparable Service, this metric will be in parity with Pacific's comparable services. This measure includes Pacific network Troubles only. This measure will be calculated separately for each Pacific region. These regions are Los Angeles, Bay, North and South. Measurements will be calculated by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, LINK, and ISDN.


                    NUMBER OF TROUBLE REPORTS  WITH APPOINTMENTS MET
                    ------------------------------------------------
                         NUMBER OF TROUBLE REPORTS COMPLETED     x 100



     REPORTING PERIOD:
     ----------------
     Monthly, and sorted by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, LINK, and ISDN.

2.   % REPEAT TROUBLES WITHIN 30 DAYS
     --------------------------------

     DEFINITION:
     -----------
     This Measures the percent of trouble reports on the same telephone line
     where there was a   previous trouble within the last thirty days.

     METHOD OF CALCULATION:
     ---------------------
     As a Measurement of Comparable Service, this metric will be in parity with Pacific's comparable services. This measure includes Pacific Network troubles only. This measure will be calculated separately for each Pacific region. These regions are Los Angeles, Bay, North and South. Measurements will be calculated by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, LINK, and ISDN.

                    NUMBER OF REPEAT TROUBLE REPORTS
                    --------------------------------
                    NUMBER OF TROUBLE REPORTS COMPLETED

                                                                 APPENDIX C
                                                                     Page 9

     REPORTING PERIOD:
     -----------------
     Monthly, and sorted by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, LINK, and ISDN.

3.   REPORT RATE

     DEFINITION:
     -----------
     The metric measures the number of troubles per one hundred (100) lines in service per month.

     METHOD OF CALCULATION:
     ----------------------
     As a Measurement of Comparable Service, this metric will be in parity with Pacific's comparable services. This measure includes Pacific Network troubles only. This measure will be calculated separately for each Pacific region. These regions are Los Angeles, Bay, North and South. Measurements will be calculated by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, LINK, and ISDN.


                    NUMBER OF TROUBLE REPORTS PER MONTH
                    -----------------------------------
                         NUMBER OF LINES


     REPORTING PERIOD:
     -----------------
     Monthly, and sorted by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, LINK, and ISDN.

4.   RECEIPT TO CLEAR DURATION
     -------------------------

     DEFINITION:
     -----------
     Measures the average duration in hours and minutes of all trouble reports from receipt to clear.

     METHOD OF CALCULATION:
     ----------------------
     As a Measurement of Comparable Service, this metric will be in parity with Pacific's comparable services. This measure includes Pacific Network troubles only. This measure will be calculated separately for each Pacific region. These regions are Los Angeles, Bay, North and South. Measurements will be calculated by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, LINK, and ISDN.


                     TOTAL NUMBER OF TROUBLE HOURS AND MINUTES
                     -----------------------------------------
                     TOTAL NUMBER OF TROUBLE REPORTS

                                                                 APPENDIX C
                                                                    Page 10

     REPORTING PERIOD:
     -----------------
     Monthly, and sorted by Business (Single and Multi-line, Centrex, PBX Trunks), Residence, LINK, and ISDN.

                  A.3  LOCAL WHOLESALE BILLING

1.   TIMELINESS OF MECHANIZED LOCAL BILL DELIVERY

     DEFINITION:
     -----------
     Measures the number of days from bill date to delivery.

     METHOD OF CALCULATION:
     ----------------------

          NUMBER OF MECHANIZED CABS BILLS ON TIME
          ---------------------------------------
               TOTAL NUMBER OF BILLS RECEIVED        x 100


2.   TIMELINESS OF LOCAL SERVICE ORDER BILLING
     -----------------------------------------


     DEFINITION:
     ----------
     Measures the number of Local Service Orders billed within the current bill cycle.

     CALCULATION:
     -----------
     Will be based on a statistically valid sample of billed orders.


          NUMBER OF LOCAL ORDERS BILLED IN THE CORRECT BILL PERIOD
          --------------------------------------------------------
          TOTAL SERVICE ORDERS                                      x 100


3.   ACCURACY OF MECHANIZED CABS BILL FORMAT
     ---------------------------------------

     DEFINITION:
     ----------
     Measures the number of bills that pass agreed upon validation edits (format) the first time.

     CALCULATION:
     -----------

          NUMBER OF ACCURATELY FORMATTED CABS MECHANIZED BILLS
          ----------------------------------------------------
          TOTAL NUMBER OF CABS MECHANIZED BILLS                     x 100

                                                                 APPENDIX C
                                                                    Page 11

4.   FINANCIAL ACCURACY OF LOCAL OTHER CHARGES AND CREDITS
     -----------------------------------------------------

     DEFINITION:
     ----------
     Measures the accuracy of the OC&C Local Charges

     CALCULATION:
     -----------
     Will be based on a statistically valid sample of OC&C Charges


          100 - (TOTAL ESTIMATED NET CONSEQUENCES OF $  REC & NRC OC&C)
          -------------------------------------------------------------
               TOTAL NET OC&C BILLED $                              x 100


5.   TIMELINESS OF CORRECTION/ADJUSTMENT DOLLARS
     -------------------------------------------

     DEFINITION:
     -----------
     Measures the number of adjustments corrected within the agreed upon time frames.

     CALCULATION:
     ------------

          NUMBER OF ERRORS CORRECTED IN AGREED TIME FRAME
          -----------------------------------------------
               TOTAL NUMBER OF ERRORS                              x 100


6.   BILL PERIOD CLOSURE
     -------------------

     DEFINITION:
     -----------
     Measures the review of each bill within agreed upon time frames.

     No Calculation Required



                          A.4   USAGE DATA TRANSFER
                             PERFORMANCE MEASURES

GENERAL DESCRIPTION:
     Pacific will provide Local Usage Information detail in an accurate timely manner. The format and content is described in the Bellcore EXCHANGE MESSAGE RECORD (EMR) document in effect as of the Effective Date of this Agreement and the Local Resale Data Transfer Requirements.

     Because these processes are new, ACI and Pacific agree to jointly review and revise these performance standards as Local Resale is fully implemented to ensure that:
     - the processes are stabilized and that agreed upon in-service volumes are met,

                                                                 APPENDIX C
                                                                    Page 12


     - comparative measures of parity with Pacific's retail processes are established, where appropriate,
     -    the standards reflect elements required by ACI to bill end users,
     - an accurate baseline using some historical data for resale is in place.

1.   FILE TRANSFER

     DEFINITION:
     -----------
     Pacific will initiate and transmit files that are error free and without loss of signal.

     METHOD OF CALCULATION:
     ----------------------


     NUMBER OF FILES RECEIVED
     --------------------------------
     NUMBER OF FILES SENT            x  100 = > 95%
                                              -

     NOTE: All measurements will be on a calendar month. Joint review of performance and value for this standard will be done after six months from Effective Date. No comparative measure applies.

     REPORTING PERIOD:
     -----------------
     Monthly

2.   % TIMELINESS
     ------------

     DEFINITION:
     -----------
     Pacific will mechanically transmit, via CONNECT: Direct, all available usage records to ACI's Message Processing Center once a day, Monday through Friday, or as negotiated. ACI and/or Pacific's Data Center Holidays are excluded. ACI and Pacific will exchange schedules of designated holidays.

Parity is the time that it takes for usage to be processed and ready for billing of Pacific's end user customers. Parity and delivery of usage are measured at three specific points:

     5    days delay
     10   days delay
     30   days delay

     REPORTING PERIOD:
     -----------------
     Monthly

3.   % RECORDED USAGE DATA COMPLETE  (A SELF-REPORTING MEASUREMENT)
     --------------------------------------------------------------

                                                                 APPENDIX C
                                                                    Page 13

     DEFINITION:
     -----------
     Pacific will provide all required Recorded Usage Data and ensure that it is processed and transmitted as required in the Agreement.

     In-service volume thresholds will be determined using accepted statistical algorithms to provide a basis for comparison with Pacific's retail performance. Because messages that are held in Pacific's error file are usually not uniquely identified, ACI and Pacific agree to invoke auditing procedures, as defined in Section 14 of the Agreement, to ensure that the rate of unbillable messages is in parity with the rate of unbillable messages experienced in Pacific's retail business.

     METHOD OF CALCULATION:
     ----------------------

     TOTAL NUMBER OF RECORDED USAGE DATA RECORDS DELIVERED DURING CURRENT MONTH MINUS NUMBER OF USAGE CALL RECORDS HELD IN ERROR FILE AT END OF MONTH
     -----------------------------------------------------------------------
     TOTAL NUMBER OF RECORDED USAGE DATA RECORDS DELIVERED    x 100  =  99.98%


4.   % ACCURACY
     ----------

     DEFINITION:
     -----------
     Pacific will provide Recorded Usage Data in the format and with the content as defined in the Bellcore document. These measures relate only to Unbillable unrated local and local toll messages due to critical edit failures (format errors).

     METHOD OF CALCULATION:
     ----------------------

     TOTAL NUMBER OF UNRATED LOCAL MESSAGES TRANSMITTED CORRECTLY
     --------------------------------------------------------------
          TOTAL NUMBER OF  UNRATED LOCAL MESSAGES TRANSMITTED      x 100 => 98%
                                                                          -

     Note:     No comparative measure applies.

     REPORTING PERIOD:
     -----------------
     Monthly

5.   % ERROR FREE DATA PACKS
     -----------------------

     DEFINITION:
     -----------
     Pacific will initiate and transmit all packs that are error free in the format agreed, as defined in the ACI Local Resale Requirements.

     METHOD OF CALCULATION:
     ----------------------

                                                                 APPENDIX C
                                                                    Page 14

          NUMBER OF PACKS RECEIVED
          ------------------------
            NUMBER OF PACKS SENT           X 100  =  95%


     Note:     Joint review of performance and value for this standard will be done after six months from the Effective Date.

     REPORTING PERIOD:
     -----------------
     Monthly

6.   %  RECORDED USAGE DATA ERROR RESOLVED
     -------------------------------------

     DEFINITION:
     -----------
     Pacific will ensure that the Recorded Usage Data is transmitted to ACI error free, the level of detail includes but not limited to: detail required to Rating the call, Duration, Correct Originating/Terminating information, etc. The error is reported to Pacific as a Modification Request (MR). Performance is measure at two levels--Severity 1 or Severity 2.

     METHOD OF CALCULATION:
     ----------------------

     SEVERITY 1: INCLUDES MESSAGES THAT ARE BILL AFFECTING AND REPRESENTS 1% OF THE CURRENT CUSTOMER BASE. CONTACT TO BE MADE BY TELEPHONE.


          NUMBER OF SEVERITY 1 MR'S FIXED < 24 HOURS
          ------------------------------------------
               NUMBER OF SEVERITY 1 MR'S                  X 100 = > 90%


          100% OF ALL SEVERITY 1 MR TO BE FIXED WITHIN FIVE (5) DAYS

    SEVERITY 2:  NON-BILL AFFECTING ERRORS.  CONTACT MAY BE BY PHONE, FAX,
                 E-MAIL, ETC.


          NUMBER OF SEVERITY 2 MR FIXED < 3 DAYS
          --------------------------------------
               NUMBER OF SEVERITY 2 MR                    X 100 = > 90%


          100% OF ALL SEVERITY 2 MR TO BE FIXED WITHIN TEN (10) DAYS

7.   % INQUIRIES RESPONSIVENESS
     --------------------------

     DEFINITION:
     -----------

                                                                 APPENDIX C
                                                                    Page 15

     Pacific will respond to all usage inquiries within twenty-four (24) hours of ACI request for information, Monday through Friday. Severity 1 MR will be responded to on a seven (7) day a week basis. ACI will receive continuous status reports until the request for information is satisfied.

     METHOD OF CALCULATION:
     ----------------------

          NUMBER OF BILLING INQUIRIES RESPONDED TO WITHIN 24 HOURS
          --------------------------------------------------------
               NUMBER OF BILLING INQUIRIES                    x 100  =  98%

                                                                 APPENDIX C
                                                                    Page 16

                           SECTION B   LIQUIDATED DAMAGES
                           ------------------------------

For certain delays or failures of either Party under this Agreement, effective six months after the Effective Date of this Agreement and there are at least thirty (30) occurrences per month per Functional Activity, and on a Region Basis, as appropriate, the non-performing Party shall pay the other Party the amounts calculated as provided below.

Average Non-Recurring Charges -
The Average Non-Recurring Charge is the sum of all non-recurring charges applied to service orders issued by ACI and for which there were performance defects (E.G., Installation Appointment Missed, Late CSR, Service Order Discrepancy, etc.) divided by the total number of defects within the measurement period. These calculations will be made by Functional Activity and product (Business-Single/Multi-line, Centrex, PBX Trunks), Residence, LINK, and ISDN.

Average Recurring Charges -
The Average Recurring Charge is the sum of all recurring charges applied to service orders issued by ACI and for which there were performance defects (E.G. Maintenance Appointment Missed, Repeat Trouble, etc.) divided by the total number of defects within the measurement period. These calculations will be made by Functional Activity and product (Business-Single/Multi-line, Centrex, PBX Trunks), Residence, LINK, and ISDN.

Below are listed selected functional activities which are critical to customer satisfaction and the remedy payable by the non-performing Party for specific lack of performance as described in the following table:

         FUNCTIONAL ACTIVITY                     THRESHOLD                      LIQUIDATED DAMAGE
 1)   % Installation Appointment      When results fall below parity  Waiver of an average non-recurring
        Met. (A.1.1)                                                  installation charge for the number
 2)   %  Installation Reports.                                        of lines ordered and not installed
         (A.1.2)                                                      on time OR orders found to have a
                                                                      Pacific trouble within 30 days after
                                                                      installation.  The waiver would be
                                                                      for the amount of orders below the
                                                                      comparable measurement in retail.


 1)   % Maintenance Appointments      When results fall below parity  One month's average recurring
      Met.                                                            charges per line out of service that
 2)   % Repeat Troubles within 30                                     falls below parity.  The waiver
      days.                                                           would be for the amount of lines out
 3)   Report Rate.                                                    of service below the comparable
 4)   Receipt To Clear Duration.                                      measurements in retail within the
                                                                      described (4) Pacific Regions.

                                                                      Note: If our maintenance performance
                                                                      for a given month fails to meet two
                                                                      or more assurance measures as
                                                                      described in Section A, Pacific will
                                                                      be liable for the category
                                                                      liquidated damages that results in
                                                                      the highest amount.

 FOC Complete and Accurate            Less than 85% of FOCs returned  20% of an Average Non-Recurring
                                       are complete/accurate          charge.

 Migration Notification               Less than 85% of Migration      Credit PIC Change Charge.
                                       Notifications sent in 48
                                      hours.
 LSP PIC Change                       Less than 85% of LSP PIC        Credit PIC Change Charge.
                                      changes completed within 24
                                       hours
 Service Order Discrepancy             Less than  80% of orders       20% of a Average Non-Recurring
                                       submitted without material     charge (Paid by ACI)
                                       errors.


 Customer Service Record              Less than 85% of CSRs are sent  5% of a Average NonRecurring charge
                                       within 4 hours                 for each CSR for which there is a
                                                                      subsequent service order issued.
 Trunk Orders Completed on Time       When results fall below parity  100% of the total non-recurring charges for equivalent products (FG
                                                                      B or D trunks), as specified in CPUC
                                                                      175-T, Section 6.
 Trunk Firm Order Confirmation        When results fall below parity  20% of the total  non-recurring
 Delivered on Time.                                                   charge for equivalent products (FG B
                                                                      or D trunks), as specified in CPUC
                                                                      175-T, Section 6

 Trunk Service Order Discrepancy      Less than 80% of orders are     20% of the total  non-recurring
                                      submitted without material      charge for equivalent products (FG B
                                      errors.                         or D trunks), as specified in CPUC
                                                                      175-T, Section 6.

 Forecasting (Excludes                When product volumes exceeds    $10.00 per line or trunk for the
 Interconnection Trunks)              or falls below the +/- 20% of   amount ordered between 20% and 30%
                                      the forecast amount.            under the forecast.
                                                                      $20.00 per line or trunk for the
                                                                      amount ordered between 31% and 40%
                                                                      under the forecast.
                                                                      $35.00 per line or trunk for the
                                                                      amount ordered between 41% or more
                                                                      under the forecast.
                                                                      When volumes for products exceed the
                                                                      forecast by 20%, all remedies
                                                                      associated with preordering,
                                                                      ordering, provisioning and
                                                                      maintenance will not apply.

 Recorded Usage Data                  Each instance delivery of       Annual interest rate of  8%
 (AKA Usage Data Transfer as          Recorded Usage Data exceeds     compounded daily will be applied on
 described in Section A.5)            parity as defined.              net revenues for 50% of all messages
                                                                      delayed to ACI beyond the then
                                      Parity of performance standard  prevailing performance standard and
                                      as defined in the benchmark     until Recorded Usage Resale Data is
                                      audit and analysis which, once  delivered, or sixty days from when defined, shall prevail over a)  message(s) was recorded, whichever
                                      above.                          comes first.  Said interest shall be
                                                                      applied on net revenues for 100% of
                                                                      all messages for which ACI
                                                                      demonstrates actual delayed billing
                                                                      occurred as a result of late receipt
                                                                      of Recorded Usage Data.

                                                                      Pacific will absorb all costs and
                                                                      not charge ACI for any Recorded
                                                                      Usage Data not delivered to ACI
                                                                      within sixty days from when the data
                                                                      was recorded by Pacific.

                                                                      Conditions that will be exempt from
                                                                      the above Credit application will be
                                                                      identified during the benchmark
                                                                      audit and analysis.

                                      APPENDIX D

                                    BUSINESS ZONES

BUSINESS ZONES

          Zone                              Zone                              Zone
           1                                 2                                 3
       ANXMCA17
 1     ANHMCAO1, 02          1       116  AGORCA11             2       248   ACTNCA11             3
 2     ANHMCA11              1       117  ALBYCA11             2       249   AGDLCA11             3
 3     BRBNCA11, 13          1       118  ALHBCA01             2       250   ALGHCA11             3
 4     BRLNCA01              1       119  ALMDCA11             2       251   ALPICA12             3
 5     BSRNCA70              1       120  ANHMCA12             2       252   ANCMCA01             3
 6     BVHLCA01              1       121  ANTCCA11             2       253   ANGWCA11             3
 7     CLCYCA11              1       122  ARCDCA11             2       254   ANNPCA11             3
 8     CMTNCA01              1       123  ARTNCA11             2       255   APTSCA12             3
 9     CNCRCA01              1       124  AUBNCA01             2       256   ARCTCA11             3
 10    CNPKCA01              1       125  BALBCA01             2       257   ARGRCA12             3
 11    CRDMCA11              1       126  BELLCA11             2       258   ARMSCA11             3
 12    CSMSCA11              1       127  BKFDCA12             2       259   ARNLCA11             3
 13    ELSGCA12              1       128  BKFDCA14             2       260   ARSNCA11             3
 14    ELTRCA11              1       129  BKLYCA01             2       261   ARVNCA11             3
 15    FRMTCA11              1       130  BNCICA11             2       262   ASMTCA11             3
 16    FRMTCA12              1       131  BNPKCA11             2       263   ATSCCA11             3
 17    FROKCA11              1       132  BREACA12             2       264   ATWRCA12             3
 18    FUTNCA01              1       133  CHICCA01             2       265   AUBNCA11             3
 19    GLDLCA11              1       134  CHVSCA11             2       266   AVBHCA11             3
 20    GRDNCA01              1       135  CLVSCA11             2       267   AVLNCA11             3
 21    HLWDCA01              1       136  COLACA01             2       268   AVNLCA12             3
 22    HNPKCA01              1       137  CORNCA11             2       269   BAKRCA11             3
 23    HWTHCA01              1       138  COTNCA11             2       270   BCWYCA11             3
 24    HYWRCA01              1       139  CRLSCA11             2       271   BDBACA11             3
 25    HYWRCA11              1       140  CRLSCA12             2       272   BEALCA11             3
 26    IGWDCA01              1       141  CRNDCA11             2       273   BGGSCA11             3
 27    IRVNCA01              1       142  DAVLCA12             2       274   BGSRCA11             3
 28    IRVNCA11              1       143  DAVLCA13             2       275   BGVLCA11             3
 29    IRVNCA12              1       144  DAVSCA11             2       276   BKFDCA11             3
 30    LACNCA11              1       145  DLMRCA12             2       277   BKFDCA13             3
 31    LAMSCA01              1       146  ELCJCA11             2       278   BKFDCA15             3
 32    LSANCA02, 01, 03, 04  1       147  ELCNCA01             2       279   BKFDCA17             3
 33    LSANCA07              1       148  ELMNCA01             2       280   BKFDCA19             3
 34    LSANCA08              1       149  ELSBCA11             2       281   BLCKCA11             3
 35    LSANCA09              1       150  ENCTCA12             2       282   BLLKCA11             3
 36    LSANCA10              1       151  ESCNCA01             2       283   BLRSCA12             3
 37    LSANCA11              1       152  EURKCA01             2       284   BNGRCA11             3
 38    LSANCA12              1       153  FLSMCA12             2       285   BNLMCA11             3
 39    LSANCA15              1       154  FLSMCA13             2       286   BNVLCA11             3
 40    LSANCA29              1       155  FLSMCA14             2       287   BRDLCA91             3
 41    LSANCA34              1       156  FNTACA11             2       288   BRSPCA11             3
 42    LSANCA35              1       157  FRFDCA01             2       289   BRWDCA12             3
 43    MLBRCA11              1       158  FRSNCA01             2       290   BRWLCA11             3
 44    MLPSCA11              1       159  FRSNCA11             2       291   BTCYCA11             3
 45    MTVWCA11              1       160  FRSNCA12             2       292   BTISCA11             3
 46    NHWDCA01              1       161  FRSNCA13             2       293   BURLCA11             3
 47    NHWDCA02              1       162  FRSNCA14             2       294   BVLYCA11             3
 48    NORGCA11              1       163  GRGVCA01             2       295   BVSPCA11             3
 49    NSCRCA11              1       164  HRCLCA11             2       296   BYPKCA11             3
 50    OKLDCA03              1       165  IMBHCA11             2       297   CAMPCA11             3
 51    OKLDCA11              1       166  LACRCA11             2       298   CBMTCA11             3
 52    OKLDCA12              1       167  LAJLCA11             2       299   CHLNCA11             3
 53    ORNGCA11              1       168  LGNGCA12             2       300   CHLRCA11             3
 54    ORNGCA13              1       169  LODICA01             2       301   CHVSCA12             3
 55    ORNGCA14              1       170  LOMTCA11             2       302   CHWCCA11             3


          Zone                              Zone                              Zone
           1                                 2                                 3

 56    PLALCA02              1       171  LSANCA04             2       303   [ILLEGIBLE]          3
 57    PLALCA12              1       172  LSANCA05             2       304   CLBSCA50             3
 58    PLTNCA12              1       173  LSANCA06             2       305   CLNGCA01             3
 59    PLTNCA13              1       174  LSANCA13             2       306   CLOKCA11             3
 60    PRMTCA01              1       175  LSANCA14             2       307   CLPTCA11             3
 61    PSDNCA11              1       176  LSANCA23             2       308   CLSTCA11             3
 62    PSDNCA12              1       177  LSANCA38             2       309   CLXCCA12             3
 63    RDCYCA01              1       178  LSANCA56             2       310   CMBACA11             3
 64    RESDCA01              1       179  LSATCA11             2       311   CMNLCA11             3
 65    RILTCA11              1       180  LVMRCA11             2       312   CMPDCA01             3
 66    ROSMCA11              1       181  MCLNCABC             2       313   CMPVCA11             3
 67    RVSDCA01              1       182  MDSTCA02, 5          2       314   CNVYCA11             3
 68    SCRMCA01              1       183  MLVYCA01             2       315   CODLCA11             3
 69    SCRMCA02              1       184  MNPKCA11             2       316   CORDCA12             3
 70    SCRMCA03              1       185  MRCDCA01             2       317   CRCTCA02             3
 71    SCRMCA11              1       186  MRTZCA11             2       318   CRMLCA11             3
 72    SCRMCA12              1       187  MSVJCA60             2       319   CRNGCA12             3
 73    SGATCA01              1       188  MTRYCA01             2       320   CRPLCA11             3
 74    SHOKCA01, 04          1       189  NAPACA01             2       321   CRTHCA11             3
 75    SNANCA01              1       190  NHLDCA11             2       322   CRVYCA11             3
 76    SNANCA11              1       191  NSCRCA12             2       323   CSTCCA11             3
 77    SNBUCA02              1       192  NTCYCA11             2       324   CSVLCA11             3
 78    SNCRCA11              1       193  OCSDCA11             2       325   CTTICA12             3
 79    SNDGCA01              1       194  OKLDCA04             2       326   CTVLCA11             3
 80    SNDGCA02              1       195  OKLDCA13             2       327   CTWDCA11             3
 81    SNDGCA03              1       196  PCBHCA01             2       328   CWLDCA12             3
 82    SNDGCA06              1       197  PCBHCA11             2       329   CYCSCA11             3
 83    SNDGCA11              1       198  PLCNCA11             2       330   CYTNCA11             3
 84    SNDGCA14              1       199  PSBGCA11             2       331   CYWLCA11             3
 85    SNDGCA15              1       200  PTLMCA01             2       332   DELNCA11             3
 86    SNDGCA16              1       201  RBRNCA11             2       333   DINBCA01             3
 87    SNFCCA01              1       202  RCMDCA11             2       334   DIXNCA11             3
 88    SNFCCA04, 64          1       203  RDNGCA02             2       335   DLRYCA11             3
 89    SNFCCA05              1       204  RDNGCA11             2       336   DLZRCA11             3
 90    SNFCCA13              1       205  RNPSCA11             2       337   DNGNCA12             3
 91    SNFCCA14              1       206  RNSDCA11             2       338   DNSMCA11             3
 92    SNFCCA19, 12          1       207  RTPKCA11             2       339   DTFLCA11             3
 93    SNFCCA21              1       208  SANTCA01             2       340   DWNVCA11             3
 94    SNJSCA02              1       209  SCRMCA13             2       341   EDWRCA01             3
 95    SNJSCA11              1       210  SIMICA11             2       342   EKCKCA11             3
 96    SNJSCA12              1       211  SJCPCA12             2       343   ELK-CA11             3
 97    SNJSCA13              1       212  SKTNCA01             2       344   ERLMCA11             3
 98    SNJSCA14              1       213  SKTNCA11             2       345   ESCLCA11             3
 99    SNJSCA21              1       214  SLNSCA01             2       346   ESPRCA11             3
 100   SNLNCA11              1       215  SLNSCA11             2       347   FETNCA11             3
 101   SNMTCA11              1       216  SNANCA12             2       348   FLBKCA12             3
 102   SNPDCA01              1       217  SNCLCA12             2       349   FLMRCA11             3
 103   SNRMCA11              1       218  SNCZCA01             2       350   FRBHCA11             3
 104   SNTCCA01              1       219  SNCZCA11             2       351   FRCKCA11             3
 105   SNTCCA11              1       220  SNDGCA05             2       352   FRGLCA11             3
 106   SNVACA01              1       221  SNDGCA12             2       353   FRSNCA15             3
 107   SNVACA11              1       222  SNFCCA06             2       354   FRVLCA11             3
 108   TRNCCA11              1       223  SNFCCA17             2       355   FSVLCA11             3
 109   TUSTCA70              1       224  SNGBCA01             2       356   FTBRCA02             3
 110   UNCYCA11              1       225  SNJSCA15             2       357   FTUNCA11             3
 111   VNNYCA02              1       226  SNLOCA01             2       358   FVPNCA11             3
 112   WLANCA01              1       227  SNMCCA11             2       359   FZPKCA11             3
 113   WLMGCA01              1       228  SNRFCA01             2       360   GALTCA11             3
 114   WNCKCA11              1       229  SNRFCA11             2       361   GNFDCA11             3
 115   WSCRCA11              1       230  SNRSCA01             2       362   GNZLCA11             3


          Zone                              Zone                              Zone
           1                                 2                                 3


                                     231  [ILLEGIBLE]          2       363   [ILLEGIBLE]          3
                                     232  SONMCA12             2       364   GRDLCA11             3
                                     233  SPSDCA11             2       365   GRNDCA13             3
                                     234  SSLTCA11             2       366   GRTWCA11             3
                                     235  TBRNCA11             2       367   GRVYCA01             3
                                     236  TRACCA11             2       368   GRVYCA11             3
                                     237  TUSTCA11             2       369   GRVYCA12             3
                                     238  VCVLCA12             2       370   GSHNCA11             3
                                     239  VISLCA11             2       371   GULLCA11             3
                                     240  VISTCA12             2       372   GUSTCA11             3
                                     241  VLLJCA01             2       373   GUVLCA11             3
                                     242  VNTRCA02             2       374   GVLDCA11             3
                                     243  VNTRCA11             2       375   GYVLCA11             3
                                     244  WDLDCA11             2       376   GZLLCA11             3
                                     245  WTVLCA01             2       377   HERLCA11             3
                                     246  YBCYCA01             2       378   HGLDCA11             3
                                     247  YRLNCA11             2       379   HGSNCA11             3
                                                                       380   HLBGCA11             3
                                                                       381   HLSTCA11             3
                                                                       382   HLVLCA11             3
                                                                       383   HMBACA12             3
                                                                       384   HMCYCA11             3
                                                                       385   HMWDCA11             3
                                                                       386   HNFRCA01             3
                                                                       387   HPLDCA12             3
                                                                       388   HRBKCA11             3
                                                                       389   HURNCA11             3
                                                                       390   HYVLCA11             3
                                                                       391   IGNCCA12             3
                                                                       392   IMPRCA11             3
                                                                       393   INVRCA11             3
                                                                       394   IONECA11             3
                                                                       395   IVNHCA11             3
                                                                       396   JAMLCA60             3
                                                                       397   JCMBCA11             3
                                                                       398   JCSNCA01             3
                                                                       399   JMTWCA11             3
                                                                       400   JULNCA12             3
                                                                       401   KGBGCA11             3
                                                                       402   KGCYCA11             3
                                                                       403   KLVLCA12             3
                                                                       404   KNFYCA11             3
                                                                       405   KYBRCA11             3
                                                                       406   LAHNCA11             3
                                                                       407   LAMTCA11             3
                                                                       408   LATNCA11             3
                                                                       409   LCFRCA11             3
                                                                       410   LEBCCA11             3
                                                                       411   LEBCCA12             3
                                                                       412   LEMRCA11             3
                                                                       413   LEMRCA12             3
                                                                       414   LFYTCA11             3
                                                                       415   LGRDCA11             3
                                                                       416   LGRNCA12             3
                                                                       417   LXBRCA11             3
                                                                       418   LKLACA11             3
                                                                       419   LKPTCA02             3
                                                                       420   LKSDCA12             3
                                                                       421   LLTNCA11             3
                                                                       422   LNCLCA11             3


          Zone                              Zone                              Zone
           1                                 2                                 3


                                                                       423   [ILLEGIBLE]          3
                                                                       424   LOLTCA11             3
                                                                       425   LOMSCA11             3
                                                                       426   LSBNCA12             3
                                                                       427   LSLMCA11             3
                                                                       428   LSTNCA11             3
                                                                       429   LTRKCA11             3
                                                                       430   LVOKCA11             3
                                                                       431   LWLKCA11             3
                                                                       432   MADRCA11             3
                                                                       433   MADRCA12             3
                                                                       434   MARNCA11             3
                                                                       435   MCCSCA11             3
                                                                       436   MDSTCA03             3
                                                                       437   MDSTCA04             3
                                                                       438   MDSTCA05             3
                                                                       439   MDTWCA11             3
                                                                       440   MKHLCA12             3
                                                                       441   MKVLCA11             3
                                                                       442   MLTNCA12             3
                                                                       443   MNDCCA11             3
                                                                       444   MNDTCA11             3
                                                                       445   MNRICA11             3
                                                                       446   MOJVCA01             3
                                                                       447   MORGCA12             3
                                                                       448   MRBACA11             3
                                                                       449   MRDNCA11             3
                                                                       450   MRNDCA11             3
                                                                       451   MRPHCA11             3
                                                                       452   MRPKCA12             3
                                                                       453   MSBHCA11             3
                                                                       454   MTAGCA11             3
                                                                       455   MTPSCA11             3
                                                                       456   MTSHCA12             3
                                                                       457   MYVICA01             3
                                                                       458   NCLSCA12             3
                                                                       459   NHLLCA01             3
                                                                       460   NICECA11             3
                                                                       461   NICSCA11             3
                                                                       462   NILDCA11             3
                                                                       463   NILDCA12             3
                                                                       464   NIPMCA11             3
                                                                       465   NSJNCA11             3
                                                                       466   NVCYCA11             3
                                                                       467   NWCSCA11             3
                                                                       468   NWMNCA12             3
                                                                       469   NYUBCA11             3
                                                                       470   OCDNCA11             3
                                                                       471   OJAICA11             3
                                                                       472   OKDLCA11             3
                                                                       473   OKLYCA11             3
                                                                       474   OKVWCA11             3
                                                                       475   OLDLCA11             3
                                                                       476   ORCVCA11             3
                                                                       477   ORLDCA11             3
                                                                       478   ORNDCA11             3
                                                                       479   ORSICA11             3
                                                                       480   ORVACA11             3
                                                                       481   ORVLCA11             3
                                                                       482   ORVLCA12             3


          Zone                              Zone                              Zone
           1                                 2                                 3

                                                                       483   [ILLEGIBLE]          3
                                                                       484   [ILLEGIBLE]          3
                                                                       485   PCFCCA11             3
                                                                       486   PDLYCA11             3
                                                                       487   PIRUCA11             3
                                                                       488   PLDLCA01             3
                                                                       489   PLGVCA12             3
                                                                       490   PLMOCA11             3
                                                                       491   PLNDCA11             3
                                                                       492   PLVLCA11             3
                                                                       493   PLVLCA12             3
                                                                       494   PNARCA11             3
                                                                       495   PNCRCA11             3
                                                                       496   PNVYCA11             3
                                                                       497   POWYCA11             3
                                                                       498   PPWDCA11             3
                                                                       499   PRDSCA11             3
                                                                       500   PRDSCA12             3
                                                                       501   PRLRGA11             3
                                                                       502   PRSNCA11             3
                                                                       503   PSBGCA01             3
                                                                       504   PSBHCA11             3
                                                                       505   PSCDCA11             3
                                                                       506   PSKNCA11             3
                                                                       507   PSRBCA01             3
                                                                       508   PTOLCA01             3
                                                                       509   PTVLCA11             3
                                                                       510   PTVYCA11             3
                                                                       511   PXLYCA11             3
                                                                       512   QNCYCA12             3
                                                                       513   RAMNCA11             3
                                                                       514   RCKLCA11             3
                                                                       515   RCVACA11             3
                                                                       516   RDBLCA01             3
                                                                       517   RIDECA11             3
                                                                       518   RILNCA12             3
                                                                       519   RNMRCA11             3
                                                                       520   RSFECA12             3
                                                                       521   RSMDCA11             3
                                                                       522   RSMGCA11             3
                                                                       523   RVDLCA11             3
                                                                       524   RVRBCA11             3
                                                                       525   RVSDCA11             3
                                                                       526   SAGSCA11             3
                                                                       527   SATCCA12             3
                                                                       528   SBSTCA11             3
                                                                       529   SCVYCA01             3
                                                                       530   SDSPCA11             3
                                                                       531   SELMCA11             3
                                                                       532   SESDCA11             3
                                                                       533   SGSPCA11             3
                                                                       534   SHFTCA11             3
                                                                       535   SHLKCA01             3
                                                                       536   SHSHCA11             3
                                                                       537   SKTNCA12             3
                                                                       538   SKTNCA14             3
                                                                       539   SLDDCA11             3
                                                                       540   SLMNCA11             3
                                                                       541   SLNSCA12             3
                                                                       542   SLNSCA13             3


          Zone                              Zone                              Zone
           1                                 2                                 3

                                                                       543   [ILLEGIBLE]          3
                                                                       544   [ILLEGIBLE]          3
                                                                       545   SMAVCA11             3
                                                                       546   SNADCA11             3
                                                                       547   SNARCA11             3
                                                                       548   SNGNCA11             3
                                                                       549   SNJNCA11             3
                                                                       550   SNJSCA18             3
                                                                       551   SNJSCA20             3
                                                                       552   SNLCCA11             3
                                                                       553   SNMACA11             3
                                                                       554   SNMICA11             3
                                                                       555   SNRACA13             3
                                                                       556   SNRSCA11             3
                                                                       557   SPVLCA11             3
                                                                       558   SRCYCA11             3
                                                                       559   SRFRCA11             3
                                                                       560   SRVLCA11             3
                                                                       561   STAHCA01             3
                                                                       562   STAHCA12             3
                                                                       563   STAHCA13             3
                                                                       564   STBHCA11             3
                                                                       565   STCKCA11             3
                                                                       566   STFRCA11             3
                                                                       567   STHNCA11             3
                                                                       568   SUISCA11             3
                                                                       569   SUNLCA11             3
                                                                       570   THCHCA01             3
                                                                       571   THCYCA01             3
                                                                       572   THRRCA11             3
                                                                       573   THTNCA11             3
                                                                       574   TMLSCA12             3
                                                                       575   TMTNCA11             3
                                                                       576   TPTNCA11             3
                                                                       577   TRBLCA11             3
                                                                       578   TRLCCA11             3
                                                                       579   TRNDCA11             3
                                                                       580   TRPSCA11             3
                                                                       581   TRUCCA11             3
                                                                       582   TRUCCA12             3
                                                                       583   TULRCA11             3
                                                                       584   TWHRCA11             3
                                                                       585   UKIHCA01             3
                                                                       586   UKIHCA12             3
                                                                       587   UPLKCA11             3
                                                                       588   VINACA12             3
                                                                       589   VLCTCA11             3
                                                                       590   VYFRCA11             3
                                                                       591   VYSPCA11             3
                                                                       592   WANACA11             3
                                                                       593   WASCCA01             3
                                                                       594   WDLKCA11             3
                                                                       595   WEEDCA01             3
                                                                       596   WEOTCA11             3
                                                                       597   WLBSCA11             3
                                                                       598   WLLCCA11             3
                                                                       599   WLTSCA12             3
                                                                       600   WLWSCA11             3
                                                                       601   WNDSCA11             3
                                                                       602   WNSPCA12             3


          Zone                              Zone                              Zone
           1                                 2                                 3


                                                                       603   [ILLEGIBLE]          3
                                                                       604   WTFRCA11             3
                                                                       605   WTLDCA12             3
                                                                       606   YNVLCA11             3
                                                                       607   YREKCA11             3
                                                                       608   YRLNCA12             3
                                                                       609   YSMTCA11             3
                                                                       610   YSMTCA12             3


                                      APPENDIX E

                                   RESIDENCE ZONES

WIRECENTER

            ZONE 3                      ZONE 2                          ZONE 1
         LEAST DENSE                MIDDLE DENSITY                    MOST DENSE
                                        ANHACA17
 1      ACTNCA11               3   421  ARCDCA11               2   524  ALBYCA11             1
 2      AGDKCA11               3   422  ARTNCA11               2   525  ALHBCA01             1
 3      AGORCA11               3   423  BKFDCA12               2   526  ALMDCA11             1
 4      ALGHCA11               3   424  BNPKCA11               2   527  ANHMCA01, 02         1
 5      ALPICA12               3   425  BREACA12               2   528  ANHMCA11             1
 6      ANCMCA01               3   426  BRLNCA01               2   529  ANHMCA12             1
 7      ANGWCA11               3   427  CHVSCA11               2   530  BALBCA01             1
 8      ANNPCA11               3   428  CNCRCA01               2   531  BELLCA11             1
 9      ANTCCA11               3   429  CNPKCA01               2   532  BKLYCA01             1
 10     APTSCA12               3   430  COTNCA11               2   533  BRBNCA11, 13         1
 11     ARCTCA11               3   431  CRDMCA11               2   534  BSRNCA70             1
 12     ARGRCA12               3   432  CRLSCA11               2   535  BVHLCA01             1
 13     ARMSCA11               3   433  CRLSCA12               2   536  CLCYCA11             1
 14     ARNLCA11               3   434  CRNDCA11               2   537  CMTNCA01             1
 15     ARSNCA11               3   435  DLMRCA12               2   538  COLACA01             1
 16     ARVNCA11               3   436  ELCJCA11               2   539  CSMSCA11             1
 17     ASMTCA11               3   437  ELMNCA01               2   540  ELSGCA12             1
 18     ATSCCA11               3   438  ELSBCA11               2   541  GLDLCA11             1
 19     ATWRCA12               3   439  ELTRCA11               2   542  GRDNCA01             1
 20     AUBNCA01               3   440  ENCTCA12               2   543  GRGVCA01             1
 21     AUBNCA11               3   441  FLSMCA14               2   544  HLWDCA01             1
 22     AVBHCA11               3   442  FRMTCA11               2   545  HNPKCA01             1
 23     AVLNCA11               3   443  FRMTCA12               2   546  HWTHCA01             1
 24     AVNLCA12               3   444  FROKCA11               2   547  IGWDCA01             1
 25     BAKRCA11               3   445  FRSNCA11               2   548  IRVNCA11             1
 26     BCWYCA11               3   446  FRSNCA12               2   549  LACNCA11             1
 27     BDBACA11               3   447  FRSNCA13               2   550  LOMTCA11             1
 28     BEALCA11               3   448  FUTNCA01               2   551  LSANCA02, 01, 03, 04 1
 29     BGGSCA11               3   449  HRCLCA11               2   552  LSANCA05             1
 30     BGSRCA11               3   450  HYWRCA11               2   553  LSANCA06             1
 31     BGVLCA11               3   451  IMBHCA11               2   554  LSANCA07             1
 32     BKFDCA11               3   452  IRVNCA01               2   555  LSANCA08             1
 33     BKFDCA13               3   453  IRVNCA12               2   556  LSANCA09             1
 34     BKFDCA14               3   454  LACRCA11               2   557  LSANCA10             1
 35     BKFDCA15               3   455  LAJLCA11               2   558  LSANCA11             1
 36     BKFDCA17               3   456  LAMSCA01               2   559  LSANCA12             1
 37     BKFDCA19               3   457  LGNGCA12               2   560  LSANCA13             1
 38     BLCKCA11               3   458  LRKSCA11               2   561  LSANCA14             1
 39     BLLKCA11               3   459  LSANCA23               2   562  LSANCA15             1
 40     BLRSCA12               3   460  MCLNCABC               2   563  LSANCA29             1
 41     BNCICA11               3   461  MLVYCA01               2   564  LSANCA34             1
 42     BNGRCA11               3   462  MSVJCA60               2   565  LSANCA35             1
 43     BNLMCA11               3   463  MTRYCA01               2   566  LSANCA38             1
 44     BNVLCA11               3   464  MTVWCA11               2   567  LSANCA56             1
 45     BRDLCA91               3   465  NHLDCA11               2   568  MLBRCA11             1
 46     BRSPCA11               3   466  NHWDCA01               2   569  NHWDCA02             1
 47     BRWDCA12               3   467  NORGCA11               2   570  NSCRCA11             1
 48     BRWLCA11               3   468  NTCYCA11               2   571  OKLDCA03             1
 49     BTCYCA11               3   469  OCSDCA11               2   572  OKLDCA04             1
 50     BTISCA11               3   470  OKLDCA12               2   573  OKLDCA11             1
 51     BURLCA11               3   471  OKLDCA13               2   574  ORNGCA14             1
 52     BVLYCA11               3   472  ORNGCA11               2   575  PLALCA02             1
 53     BVSPCA11               3   473  ORNGCA12               2   576  PLTNCA13             1


            ZONE 3                      ZONE 2                          ZONE 1
         LEAST DENSE                MIDDLE DENSITY                    MOST DENSE


 54     BYPKCA11               3   474  ORVACA11               2   577  PRMTCA01             1
 55     CAMPCA11               3   475  PCBHCA01               2   578  ROSMCA11             1
 56     CBMTCA11               3   476  PCBHCA11               2   579  SCRMCA01             1
 57     CHICCA01               3   477  PCFCCA11               2   580  SCRMCA11             1
 58     CHLNCA11               3   478  PLALCA12               2   581  SGATCA01             1
 59     CHLRCA11               3   479  PLCNCA11               2   582  SHOKCA01,04          1
 60     CHVSCA12               3   480  PLTNCA12               2   583  SNANCA01             1
 61     CHWCCA11               3   481  PSDNCA12               2   584  SNANCA11             1
 62     CLBSCA11               3   482  RBRNCA11               2   585  SNBUCA02             1
 63     CLBSCA50               3   483  RCKLCA11               2   586  SNDGCA01             1
 64     CLNGCA01               3   484  RCMDCA11               2   587  SNDGCA02             1
 65     CLOKCA11               3   485  RDCYCA01               2   588  SNDGCA06             1
 66     CLPTCA11               3   486  RESDCA01               2   589  SNFCCA01             1
 67     CLSTCA11               3   487  RILTCA11               2   590  SNFCCA04,64          1
 68     CLVSCA11               3   488  RNPSCA11               2   591  SNFCCA05             1
 69     CLXCCA12               3   489  RNSDCA11               2   592  SNFCCA06             1
 70     CMBACA11               3   490  RVSDCA01               2   593  SNFCCA13             1
 71     CMNLCA11               3   491  SCRMCA02               2   594  SNFCCA14             1
 72     CMPDCA01               3   492  SCRMCA03               2   595  SNFCCA19,12          1
 73     CMPVCA11               3   493  SCRMCA12               2   596  SNFCCA21             1
 74     CNVYCA11               3   494  SCRMCA13               2   597  SNGBCA01             1
 75     CODLCA11               3   495  SNANCA12               2   598  SNJSCA02             1
 76     CORDCA12               3   496  SNCLCA12               2   599  SNJSCA14             1
 77     CORNCA11               3   497  SNCRCA11               2   600  SNJSCA21             1
 78     CRCTCA02               3   498  SNCZCA11               2   601  SNMTCA11             1
 79     CRMLCA11               3   499  SNDGCA03               2   602  SNTCCA01             1
 80     CRNGCA12               3   500  SNDGCA05               2   603  SNTCCA11             1
 81     CRPLCA11               3   501  SNDGCA11               2   604  SNVACA01             1
 82     CRTHCA11               3   502  SNDGCA12               2   605  SNVACA11             1
 83     CRVYCA11               3   503  SNDGCA14               2   606  SPSDCA11             1
 84     CSTCCA11               3   504  SNDGCA15               2   607  TRNCCA11             1
 85     CSVLCA11               3   505  SNDGCA16               2   608  TUSTCA70             1
 86     CTTICA12               3   506  SNFCCA17               2   609  VNNYCA02             1
 87     CTVLCA11               3   507  SNJSCA11               2   610  WLANCA01             1
 88     CTWDCA11               3   508  SNJSCA12               2
 89     CWLDCA12               3   509  SNJSCA13               2
 90     CYCSCA11               3   510  SNLNCA11               2
 91     CYTNCA11               3   511  SNPDCA11               2
 92     CYWLCA11               3   512  SNRFCA01               2
 93     DAVLCA13               3   513  SNRFCA11               2
 94     DAVLCA12               3   514  SNRMCA11               2
 95     DAVSCA11               3   515  SNYSCA12               2
 96     DELNCA11               3   516  SSLTCA11               2
 97     DINBCA01               3   517  TBRNCA11               2
 98     DIXNCA11               3   518  TUSTCA11               2
 99     DLRYCA11               3   519  UNCYCA11               2
 100    DLZRCA11               3   520  VISTCA12               2
 101    DNGNCA12               3   521  VNTRCA11               2
 102    DNSMCA11               3   522  WLMGCA01               2
 103    DTFLCA11               3   523  WNCKCA11               2
 104    DWNVCA11               3
 105    EDWRCA01               3
 106    EKCKCA11               3
 107    ELCNCA01               3


            ZONE 3                      ZONE 2                          ZONE 1
         LEAST DENSE                MIDDLE DENSITY                    MOST DENSE


 108    ELK-CA11               3
 109    ERLMCA11               3
 110    ESCLCA11               3
 111    ESCNCA01               3
 112    ESPRCA11               3
 113    EURKCA01               3
 114    FETNCA11               3
 115    FLBKCA12               3
 116    FLMRCA11               3
 117    FLSMCA12               3
 118    FLSMCA13               3
 119    FNTACA11               3
 120    FRBHCA11               3
 121    FRCKCA11               3
 122    FRFDCA01               3
 123    FRGLCA11               3
 124    FRSNCA01               3
 125    FRSNCA14               3
 126    FRSNCA15               3
 127    FRVLCA11               3
 128    FSVLCA11               3
 129    FTBRCA02               3
 130    FTUNCA11               3
 131    FVPNCA11               3
 132    FZPKCA11               3
 133    GALTCA11               3
 134    GNFDCA11               3
 135    GNZLCA11               3
 136    GRBRCA11               3
 137    GRDLCA11               3
 138    GRNDCA13               3
 139    GRTWCA11               3
 140    GRVYCA01               3
 141    GRVYCA11               3
 142    GRVYCA12               3
 143    GSHNCA11               3
 144    GULLCA11               3
 145    GUSTCA11               3
 146    GUVLCA11               3
 147    GVLDCA11               3
 148    GYVLCA11               3
 149    GZLLCA11               3
 150    HERLCA11               3
 151    HGLDCA11               3
 152    HGSNCA11               3
 153    HLBGCA11               3
 154    HLSTCA11               3
 155    HLVLCA11               3
 156    HMBACA12               3
 157    HMCYCA11               3
 158    HMWDCA11               3
 159    HNFRCA01               3
 160    HPLDCA12               3
 161    HPBKCA11               3


            ZONE 3                      ZONE 2                          ZONE 1
         LEAST DENSE                MIDDLE DENSITY                    MOST DENSE


 162    HURNCA11               3
 163    HYVLCA11               3
 164    HYWRCA01               3
 165    IGNCCA12               3
 166    IMPRCA11               3
 167    INVRCA12               3
 168    IONECA11               3
 169    IVNHCA11               3
 170    JAMLCA60               3
 171    JCMBCA11               3
 172    JCSNCA01               3
 173    JMTWCA11               3
 174    JULNCA12               3
 175    KGBGCA11               3
 176    KGCYCA11               3
 177    KLVLCA12               3
 178    KNFYCA11               3
 179    KYBRCA11               3
 180    LAHNCA11               3
 181    LAMTCA11               3
 182    LATNCA11               3
 183    LCFRCA11               3
 184    LEBCCA11               3
 185    LEBCCA12               3
 186    LEMRCA12               3
 187    LEMRCA12               3
 188    LFYTCA11               3
 189    LGRDCA11               3
 190    LGRNCA12               3
 191    LKBRCA11               3
 192    LKLACA11               3
 193    LKPTCA02               3
 194    LKSDCA12               3
 195    LLTNCA11               3
 196    LNCLCA11               3
 197    LNVYCA11               3
 198    LODICA01               3
 199    LOLTCA11               3
 200    LOMSCA11               3
 201    LSATCA11               3
 202    LSBNCA12               3
 203    LSMLCA11               3
 204    LSTNCA11               3
 205    LTRKCA11               3
 206    LVMRCA11               3
 207    LVOKCA11               3
 208    LWLKCA11               3
 209    MADRCA11               3
 210    MADRCA12               3
 211    MARNCA11               3
 212    MCCSCA11               3
 213    MDSTCA02,52            3
 214    MDSTCA03               3
 215    MDSTCA04               3
 216    MDSTCA05               3
 217    MDTWCA11               3


            ZONE 3                      ZONE 2                          ZONE 1
         LEAST DENSE                MIDDLE DENSITY                    MOST DENSE

 218    MKHLCA12               3
 219    MKVLCA11               3
 220    MLPSCA11               3
 221    MLTNCA12               3
 222    MNDCCA11               3
 223    MNDTCA11               3
 224    MNPKCA11               3
 225    MNRICA11               3
 226    MOJVCA01               3
 227    MORGCA12               3
 228    MRBACA11               3
 229    MRCDCA01               3
 230    MRDNCA11               3
 231    MRNDCA11               3
 232    MRPHCA11               3
 233    MRPKCA12               3
 234    MRTZCA11               3
 235    MSBHCA11               3
 236    MTAGCA11               3
 237    MTPSCA11               3
 238    MTSHCA12               3
 239    MYVICA01               3
 240    NPAPCA01               3
 241    NCLSCA12               3
 242    NHLLCA01               3
 243    NICECA11               3
 244    NICSCA11               3
 245    NILDCA11               3
 246    NILDCA12               3
 247    NIPMCA11               3
 248    NSCRCA12               3
 249    NSJNCA11               3
 250    NVCYCA11               3
 251    NWCSCA11               3
 252    NWMNCA12               3
 253    NYUBCA11               3
 254    OCDNCA11               3
 255    OJAICA11               3
 256    OKDLCA11               3
 257    OKLYCA11               3
 258    OKVWCA11               3
 259    OLDLCA11               3
 260    ORCVCA11               3
 261    ORLDCA11               3
 262    ORNDCA11               3
 263    ORSICA11               3
 264    ORVLCA11               3
 265    ORVLCA12               3
 266    OTMSCA11               3
 267    PALACA11               3
 268    PDLYCA11               3
 269    [ILLEGIBLE]            3


            ZONE 3                      ZONE 2                          ZONE 1
         LEAST DENSE                MIDDLE DENSITY                    MOST DENSE


 270    PLDLCA01               3
 271    PLGVCA12               3
 272    PLMOCA11               3
 273    PLNDCA11               3
 274    PLVLCA11               3
 275    PLVLCA12               3
 276    PNARCA11               3
 277    PNCRCA11               3
 278    PNVYCA11               3
 279    POWYCA11               3
 280    PPWDCA11               3
 281    PRDSCA11               3
 282    PRDSCA12               3
 283    PRLRCA11               3
 284    PRSNCA11               3
 285    PSBGCA01               3
 286    PSBGCA11               3
 287    PSBHCA11               3
 288    PSCDCA11               3
 289    PSDNCA11               3
 290    PSKNCA11               3
 291    PSRBCA01               3
 292    PTLMCA01               3
 293    PTOLCA01               3
 294    PTVLCA11               3
 295    PTVYCA11               3
 296    PXLYCA11               3
 297    ONCYCA12               3
 298    RAMNCA11               3
 299    RCVACA11               3
 300    RDBLCA01               3
 301    RDNGCA02               3
 302    RDNGCA11               3
 303    RIDECA11               3
 304    RILNCA12               3
 305    RNMRCA11               3
 306    RSFECA12               3
 307    RSMDCA11               3
 308    RSMGCA11               3
 309    RTPKCA11               3
 310    RVDLCA11               3
 311    RVRBCA11               3
 312    RVSDCA11               3
 313    SAGSCA11               3
 314    SANTCA01               3
 315    SATCCA12               3
 316    SBSTCA11               3
 317    SCVYCA01               3
 318    SDSPCA11               3
 319    SELMCA11               3
 320    SESDCA11               3
 321    SGSPCA11               3
 322    SHFTCA11               3
 323    [ILLEGIBLE]            3


            ZONE 3                      ZONE 2                          ZONE 1
         LEAST DENSE                MIDDLE DENSITY                    MOST DENSE


 324    SHSHCA11               3
 325    SIMICA11               3
 326    SJCPCA12               3
 327    SKTNCA01               3
 328    SKTNCA11               3
 329    SKTNCA12               3
 330    SKTNCA14               3
 331    SLDDCA11               3
 332    SLMNCA11               3
 333    SLNSCA01               3
 334    SLNSCA11               3
 335    SLNSCA12               3
 336    SLNSCA13               3
 337    SLNSCA14               3
 338    SLVRCA11               3
 339    SMAVCA11               3
 340    SNADCA11               3
 341    SNARCA11               3
 342    SNCZCA01               3
 343    SNGNCA11               3
 344    SNJNCA11               3
 345    SNJSCA15               3
 346    SNJSCA18               3
 347    SNJSCA20               3
 348    SNLCCA11               3
 349    SNLOCA01               3
 350    SNMACA11               3
 351    SNMCCA11               3
 352    SNMICA11               3
 353    SNRACA13               3
 354    SNRSCA01               3
 355    SNRSCA11               3
 356    SONMCA12               3
 357    SPVLCA11               3
 358    SRCYCA11               3
 359    SRFRCA11               3
 360    SRVLCA11               3
 361    STAHCA01               3
 362    STAHCA12               3
 363    STAHCA13               3
 364    STBHCA11               3
 365    STCKCA11               3
 366    STFRCA11               3
 367    STHNCA11               3
 368    SUISCA11               3
 369    SUNLCA11               3
 370    THCHCA01               3
 371    THCYCA01               3
 372    THRRCA11               3
 373    THTNCA11               3
 374    TMLSCA12               3
 375    TMTNCA11               3
 376    TPTNCA11               3
 377    TRACCA11               3
 378    TRBLCA11               3


            ZONE 3                      ZONE 2                          ZONE 1
         LEAST DENSE                MIDDLE DENSITY                    MOST DENSE


 379    TRLCCA11               3
 380    TRNDCA11               3
 381    TRPSCA11               3
 382    TRUCCA11               3
 383    TRUCCA12               3
 384    TULRCA11               3
 385    TWHRCA11               3
 386    UKIHCA01               3
 387    UKIHCA12               3
 388    UPLKCA11               3
 389    VCVLCA12               3
 390    VINACA12               3
 391    VISLCA11               3
 392    VLCTCA11               3
 393    VLLJCA01               3
 394    VNTRCA02               3
 395    VYFRCA11               3
 396    VYSPCA11               3
 397    WANACA11               3
 398    WASCCA01               3
 399    WDLDCA11               3
 400    WDLKCA11               3
 401    WEEDCA01               3
 402    WEOTCA11               3
 403    WLBSCA11               3
 404    WLLCCA11               3
 405    WLTSCA12               3
 406    WLWSCA11               3
 407    WNDSCA11               3
 408    WNSPCA12               3
 409    WNTRCA11               3
 410    WSCRCA11               3
 411    WTFRCA11               3
 412    WTLDCA12               3
 413    WTVLCA01               3
 414    YBCYCA01               3
 415    YNVLCA11               3
 416    YREKCA11               3
 417    YRLNCA11               3
 418    YRLNCA12               3
 419    YSMTCA11               3
 420    YSMTCA12               3


                                   APPENDIX F



                       UNBUNDLED SWITCHING AND TRANSPORT

                                  APPENDIX F



In this Appendix, rates for certain services and Network Elements are specified as "To Be Determined" (TBD). In addition, numerous provisions of this Agreement refer to prices set forth in this Appendix. In the event of such a reference in this Agreement where there is no corresponding price in this Appendix, it shall be deemed to be TBD. With respect to all TBD prices, prior to ACI ordering any such TBD items, the Parties shall meet and confer to establish a price.


1    UNBUNDLED SWITCHING
     1.1 Unbundled Local Switching Network Element (LSNE): Pacific shall make available unbundled switching capacity, including dial tone, digit reception, access to signaling, deployed AIN supporting capabilities, and vertical features, with routing to interoffice trunks and interoffice transport provided by Pacific or to designated trunk groups specified and purchased by ACI. Pacific designates this service "Local Switching Network Element" (LSNE). In purchasing LSNE, ACI must obtain a line side port (including a telephone number and, at ACI's option, a directory listing) for access to the switching functions and vertical features provided by the switch, and some designation of trunking for completion of calls, with the exception of intra-switch calls. All intra-switch calls are completed using Pacific's switch and no trunk designation is made for completion of such calls.

          1.1.1     Types of charges

               1.1.1.1 Line Port charges are as set forth in this Appendix, Attachment 1 ("Price Sheet").

               1.1.1.2 Nothing in this Section 1 means that the vertical features are included or excluded from the prices for switching. The issue of the appropriate charges for vertical features, if any, shall be as specified in the Price Sheet.

               1.1.1.3 Any applicable directory assistance or operator assistance charges are as set forth in the Price Sheet.

               1.1.1.4 Usage sensitive (per minute of use) local switching charges are as set forth in the Price Sheet. Usage will be recorded in one second increments. Usage seconds will be totaled for the entire monthly bill and then rounded to the next whole minute. Usage sensitive local switching charges will be on a per minute of use basis and applied to all originating and terminating traffic, including, but not limited to local, toll, E911 calls, calls to time and weather announcements, etc. Pacific will (where feasible) measure and charge for all non-conversation time (e.g., ringing, calls to busy lines, intercept). Where non-conversation time cannot be measured the Parties will mutually agree on the appropriate measure and charge. Where measurement of terminating minutes to the LSNE is not possible, the number of minutes billed for terminating usage will be equal to the number of originating minutes. The Parties will mutually agree on a method and procedure to periodically sample and validate or adjust the ratio of originating to terminating minutes for billing purposes. At ACI's request, an initial review will be concluded within six (6) months of the initial in-service date for ACI's LSNEs.

               1.1.1.5 Charges for completion of interconnection traffic (local and toll) shall be determined pursuant to this Appendix at the rates set forth in the Price Sheet.

          1.1.2 Form of Line Port Access: Access to unbundled Local Switching, as specified in Section 1.1.3 may occur in the following manner:

               1.1.2.1   LSNE Access, Cross-Connection Through Collocation:
                         From ACI's collocation space, ACI may purchase an EISCC cross-connection to Pacific's line side Port to obtain access to LSNE.

          1.1.3 Types of LSNE: Pacific will provide LSNE to ACI using routing options A, B, and C, as described below. LSNEs will be provided with any available end user-level routing functions in a particular switch. In addition, Pacific will provide the switch-level routing options described below.
                    In a particular Pacific switch, Pacific's current design for LSNE will permit ACI to select one of the three options for all of its originating traffic using LSNE in that switch. Prices for LSNE are set forth on the Price Sheet.

               1.1.3.1 Option A: Pacific-Provided Interoffice Transport and Pacific-Provided Operator and Directory Assistance
                         Services: In this configuration, ACI purchases a line Port and receives a telephone number and directory listing, switching capacity, switch features including deployed AIN supporting capabilities and completion to Pacific's interoffice trunks for all multiple-switch Local Calls, calls to operator and directory assistance services, E911, intraLATA toll calls and Switched Access calls. In this configuration, intra-switch calls are also provided through Pacific's switch. Pacific will be solely responsible for design and engineering of the trunks under this option. In addition, Pacific will provide all O-, operator and directory assistance services under this option. Pacific's switching capacity will be programmed to allow routing to and from ACI's line ports, including operator and directory assistance calls, to Pacific's network.

               1.1.3.2 Option B: Pacific-Provided Interoffice Transport with Customized Routing-Simple and with Operator and/or Directory Assistance (DA) Services Unbundled from Pacific's Line Port Switching Capacity: In this configuration, ACI purchases a Line Port and receives a telephone number and a directory listing, switching capacity, switch features (including deployed AIN supporting capabilities) and completion to Pacific's interoffice trunks for all multiple-switch Local Calls, E911 calls, intraLATA toll and Switched Access calls. In this configuration, intra-switch calls are also provided through Pacific's switch. With the exception of trunks for operator and/or directory assistance services, or both, Pacific will be solely responsible for design and engineering of its interoffice trunks. ACI will be required to order separate trunks for operator services provided by itself or a third party identified by ACI to provide such services. Transport facilities may be purchased from Pacific, or connected to ACI's facilities through a collocation cage by obtaining a cross connection from Pacific. ACI will be responsible for design and engineering of the operator and/or directory assistance trunks under this option, and shall also be responsible for designating the transport facilities it desires, if any, from Pacific and the points where these facilities shall terminate. In addition, ACI shall be responsible for providing all operator and/or directory assistance services. Pacific's switching capacity will be programmed on a per-switch basis to route all LSNE-originated calls to Pacific's shared network, except operator and/or directory assistance calls will be routed to the trunks designated by ACI.

                    In this configuration, the following charges specified in Appendix A Price Sheet will apply:

                    1.1.3.2.1 Non recurring switch programming charges as specified in the Price Sheet.

                    1.1.3.2.2  Trunk Port Cross Connect Charge (EISCC)

                         1.1.3.2.2.1 If ACI provides its own dedicated
                                     transport to ACI designated DA and/or
                                     operator platform, a cross-connection
                                     charge from the unbundled switch element to ACI's designated collocation cage located in the same office shall apply at the rates set forth in the Price Sheet.

                         1.1.3.2.2.2 There will be no cross-connect charge if
                                     ACI selects dedicated transport from
                                     Pacific's intrastate Special Access tariffs or Pacific's unbundled dedicated transport tariff for connection to ACI's designated POI.

               1.1.3.3 Option C: Customized Routing - Complex for ACI Traffic Using Routes Designated by ACI: This option is customized routing for ACI traffic in the manner designated by ACI, and it requires that special customized routing programming be provided by Pacific pursuant to ACI's instructions. This option will include all of the features listed in Options A and B. However, with this Option, ACI may direct all LSNE-originated traffic on a dialed NPA-NXX basis to a trunk port other than the standard used for Pacific's routing. In this configuration, ACI obtains one or more line ports and receives a telephone number and directory listing, switching capacity, switch features, including deployed AIN supporting capabilities, and transport, that will permit the completion of multiple-switch Local Calls, calls to either operator or directory assistance services, or both, E911 calls, intraLATA toll calls, and Switched Access calls. In this configuration, intra-switch calls will be provided through Pacific's switch. Inter-switch calls will be provided from either shared or designated common or dedicated transport facilities. ACI will be solely responsible for design and engineering of any dedicated transport under this option. Pacific will be solely responsible for design and engineering of any Pacific-provided shared or common transport used under this option. Dedicated transport may be purchased from Pacific or ACI may provide its own.

          1.1.4     Forecasts

               1.1.4.1 For the first six months after ACI's first order for LSNE, ACI shall provide to Pacific forecasts of the number of such LSNE arrangements at a LATA level. Thereafter, ACI shall make a good faith effort to provide such forecasts to Pacific at a wire center level. ACI shall provide such forecasts to Pacific on a semi-annual basis.

          1.1.5     Implementation Schedule

               1.1.5.1 Subject to technical feasibility and order interval requirements, Pacific will make Option A available on the date Pacific makes Option A available to another ACI or upon a date thereafter mutually agreed by the Parties. Pacific will deploy Option A within 45 days after ACI's order for a particular switch, provided that ACI places orders for no more than fifty (50) switches for Option A in any thirty day period.

               1.1.5.2 Subject to technical feasibility and order interval requirements, Pacific will make Option B available on the date Pacific makes Option B available to another ACI or upon a date thereafter mutually agreed by the Parties. Deployment of Option B will be on a project specific basis as mutually agreed by the Parties.

               1.1.5.3 Option C: The Parties will confer in an effort to define ACI's custom routing requirements and find a solution endorsed by the switch suppliers, which can be implemented by Pacific to provide the customized routing configurations specified by ACI within a mutually agreed time frame. Deployment will be on a project-specific basis as mutually agreed by the Parties. In the event the Parties are unable to agree on a solution within 45 days of ACI's initial request for Option C, the Parties shall submit any dispute to Alternative Dispute Resolution as set forth in the Agreement.

     1.2  Tandem Switching

          1.2.1     General Description and Specifications of the Unbundled
                    Element: Pacific will provide, subject to the terms and conditions specified herein, the following unbundled tandem switching:

               1.2.1.1 Standard Tandem Switching: Tandem switching allows use of the tandem switch itself for the transmission of calls between two switches connected to that tandem, without any customized routing. Pacific's unbundled tandem switching will permit access to the tandem switch to originate a call to, or terminate a call from, a ACI to a Pacific end office, another LEC, Wireless Service Provider, or another switch, using the normal routing established in Pacific's tandem.

          1.2.2     Forecasts

               1.2.2.1 For the first six months after ACI's first order for Tandem Switching, ACI shall provide to Pacific forecasts of the number of such Tandem Switching arrangements at a LATA level. Thereafter, ACI shall make a good faith effort to provide such forecasts to Pacific at a wire center level. ACI shall provide such forecasts to Pacific on a semi-annual basis.

          1.2.3     Implementation Schedule

               1.2.3.1 Standard Tandem Switching as described herein will be available on the date it is made available to another ACI or upon a date thereafter mutually agreed by the Parties.

          1.2.4     Tandem switching rates are as specified in the Price Sheet.

2    UNBUNDLED INTEROFFICE TRANSMISSION FACILITIES (TRANSPORT)

     2.1  General Description and Specifications of the Unbundled Element
          Transport: Pacific will make available, subject to the terms and conditions specified herein, the following unbundled transport facilities:

          2.1.1 Entrance Facilities: Pacific will make available the following entrance facilities, pursuant to the charges set forth in the A Price Sheet, upon request of ACI:

               2.1.1.1 Connections between Pacific's Wire Center that serves a ACI Wire Center and the ACI Network.

               2.1.1.2 Connections between Pacific's serving wire center and the point of presence of ACI's IXC switch.

          2.1.2 Dedicated Transport: Is an interoffice transmission path between ACI designated locations. Such locations may include Pacific central offices or other equipment locations, ACI network components, other carrier network components or customer premises. Digital Cross-Connect System (DCS) functionality is available as an option which can be used in connection with Dedicated Transport. Pacific will make available the following dedicated connections, upon request of ACI:

               2.1.2.1   Connections between Pacific Wire Centers;

               2.1.2.2 Connections between a Pacific central office and a Pacific EISCC to a ACI collocation space located in a distant Pacific Wire Center.

          2.1.3 Common Transport: Common transport will be available between a subtending end office and Pacific's Tandem Switch.

          2.1.4 Shared Interoffice Transport: Shared transport will only be available where ACI purchases LSNE. Shared transport provides call completion from a Pacific end office where LSNE is purchased and the terminating Pacific end office or POI where the call leaves Pacific's network.

               2.1.4.1 Use of the tandem is included in the Shared Interoffice Transport charges set forth in the Price Sheet.

     2.2  Form of Access

          2.2.1 Entrance Facilities: ACI may order Entrance Facilities from EISCC, USCC, unbundled Switch Trunk Ports, or Dedicated Transport.

          2.2.2 Dedicated Transport: ACI may order dedicated transport from the EISCC, USCC, unbundled Switch Trunk Ports, or Entrance Facilities.

          2.2.3 Common Transport: Access to common transport will be available through interconnection at the access tandem.

          2.2.4 Shared Interoffice Transport: Access to shared transport will only be available where ACI purchases LSNE. The Parties acknowledge that there is no physical shared transport to unbundle between Pacific's End Office Switches and Pacific's end offices and tandem switches, and ACI's interest is in the shared use of transport between Pacific's switches and the associated underlying performance characteristics. Pacific will make available to ACI shared transport as currently implemented within Pacific's interoffice network. Pacific will engineer, provision and maintain such shared interoffice transport facilities and equipment under existing methods and procedures.

          2.2.5     Use of DCS

                    Pacific will make available the use of unbundled DCS equipment, in the same manner as it is available to all IECs. When unbundled DCS is provided with unbundled transport as a combination, it shall be available on the date Pacific makes it available to another ACI upon a date thereafter mutually agreed by the Parties.

          2.2.6 ACI may connect Links at Pacific's MDF to unbundled transport through multiplexing, e.g., D4 channel bank, DCS or Unbundled Services Cross Connect (USCC).

     2.3  General Terms and Conditions

          2.3.1 For dedicated transport, Pacific will provide transport unbundled from switching and other services. Such transport services will allow ACI to send individual or multiplexed switched and dedicated services between Pacific's Wire Centers.

          2.3.2 Dedicated transport will be available with the following functionality or optional services:

               2.3.2.1 Protection and restoration of equipment and interfaces at parity with levels Pacific maintains for its own transport facilities;

               2.3.2.2 Compliance with Bellcore and industry standards to the extent implemented in Pacific's transport network;

               2.3.2.3 Redundant power supply or battery back-up to the extent implemented in Pacific's transport network;

               2.3.2.4 Provisioning and maintenance performed to the same extent such provisioning and maintenance is performed on Pacific's own transport network.

          2.3.3 Where deployed, Pacific will make available interoffice transport services capable of interfacing on copper, coaxial cable, and optical fiber facilities. Consistent with current bundled offerings, the interoffice transport services will be capable of handling transmission rates ranging from voice grade up through Optical Carrier ("OC")-48.

          2.3.4 Transmission Levels: Where deployed, Pacific will make dedicated transport available at the following speeds:
                    DS0, DS1, DS3, and commercially available Optical Carrier levels (e.g., OC-3/12/48/n).

     2.4  Forecasts

          2.4.1 For the first six months after ACI's first order for Unbundled Transport, ACI shall provide to Pacific forecasts of the number of such Unbundled Transport arrangements at a LATA level. Thereafter, ACI shall make a good faith effort to provide such forecasts to Pacific at a wire center level. ACI shall provide such forecasts to Pacific on a semi-annual basis.

     2.5 Implementation Schedule: Unbundled transport will be available on the date Pacific makes it available to another ACI or upon a date thereafter mutually agreed by the Parties, except that unbundled transport combined with LSNE will be available simultaneously with the availability of the particular LSNE Option pursuant to the LSNE implementation schedule specified in this Attachment.

     2.6  Rates:  Rates for transport are specified in the Price Sheet

3. The following compensation terms shall apply in all cases where ACI purchases Pacific's LSNE. Unless otherwise stated, all charges are as specified in the Price Sheet.

     3.1. For Local intra-switch calls where ACI has purchased Pacific's LSNE, the Parties agree to impose no call termination charges on each other. Where the call is:

          3.1.1. Originated by ACI's end user customer and completed to a Pacific customer:

                    3.1.1.1.  For use of the local switch

                              -    Local Switching Capacity charge at the
                                   originating office.

          3.1.2. Originated by ACI's end user customer and completed to the customer of a third party carrier (not affiliated with ACI) using Pacific's LSNE:

                    3.1.2.1.  For use of the local switch

                              -    Local Switching Capacity charge at the
                                   originating office.

          3.1.3. Originated by ACI's end user customer and completed to another of ACI's end user customers using Pacific's LSNE:

                    3.1.3.1.  For use of the local switch

                              -    Local Switching Capacity charge at the
                                   originating office.

          3.1.4.    Originated by a Pacific customer and terminated to ACI's
                    LSNE:

                    -    No Local Switching Capacity charge will apply.

          3.1.5. Originated by the customer of a third party carrier (not affiliated with ACI) using Pacific's LSNE and terminated to ACI's LSNE:

                    -    No Local Switching Capacity charge will apply to ACI.

                    - The Local Switching Capacity charge on the originating end will be imposed on the third-party carrier.

     3.2. For Local inter-switch calls where ACI has purchased Pacific's LSNE, the Parties agree to impose no call termination charges on each other. Unless otherwise specified, Pacific's charges will apply to ACI as described below where the call is:

          3.2.1. Originated by ACI's end-user customer and completed to a Pacific end user:

                    3.2.1.1.  For use of the local switch

                              -    Local Switching Capacity charge at the
                                   originating office.

                              - A mileage-based transport charge will apply when ACI uses Pacific's transport.

          3.2.2. Originated by ACI's end-user customer and completed to the LSNE of a third party carrier (not affiliated with ACI):

                    3.2.2.1.  For use of the local switch

                              -    Local Switching Capacity charge at the
                                   originating office.

                              - A mileage-based transport charge will apply when ACI uses Pacific's transport.

          3.2.3. Originated by ACI's end-user customer and completed to the interconnected network of a third party carrier (not affiliated with ACI):

                    3.2.3.1.  For use of the local switch:

                              -    Local Switching Capacity charge at the
                                   originating office.

                              - A mileage-based transport charge will apply when ACI uses Pacific's transport, and mileage shall be measured between the originating office and the POI with the third party's network.

                    3.2.3.2.  For call termination:

                              -    Tandem Transit Switching rate

                              -    Local Switching Capacity charge at the
                                   terminating office.

          3.2.4. Originated by ACI's end-user customer and completed to ACI's LSNE:

                    3.2.4.1.  For use of the local switch:

                              -    Local Switching Capacity charge at the
                                   originating office.

                              - A mileage-based transport charge will apply when ACI uses Pacific's transport.

                              -    Local Switching Capacity charge at the
                                   terminating office.

          3.2.5. Originated by a Pacific end-user customer and terminated to ACI's LSNE:

                    3.2.5.1.  For use of the local switch:

                              -    Local Switching Capacity Charge at the
                                   terminating office.

          3.2.6. Originated by a customer of a third-party carrier (not affiliated with ACI) using Pacific's LSNE and terminated to ACI's LSNE:

                    3.2.6.1.  For use of the local switch:

                              -    Local Switching Capacity charge at the
                                   terminating office.

          3.2.7. Originated by an end-user customer on the interconnected network of a third-party carrier (not affiliated with ACI) and terminated to ACI's LSNE:

                    3.2.7.1.  For use of the local switch:

                              -    Local Switching Capacity charge at the
                                   terminating office.

                              - A mileage-based transport charge will apply when ACI uses Pacific's transport, and mileage shall be measured between the POI with the third party's network and the terminating office.

                    3.2.7.2.  For call termination:

                              -    ACI charges to Pacific Pacific's Local
                                   Switching Capacity charge at the
                                   terminating office.

     3.3. For intraLATA toll calls where ACI has purchased Pacific's LSNE the charges which follow shall apply. All references to "NIC", "Local Switching", "Tandem Transit Rate", RIC", and "ACI" shall refer to Pacific's intrastate or interstate switched access rates as appropriate :

          3.3.1. Originated by ACI's end-user customer and completed to a Pacific end user customer:

                    3.3.1.1.  For use of the local switch:

                    - Local Switching Capacity charge at the originating office.

                    - A mileage-based transport charge between the two offices will apply when ACI uses Pacific's transport.

                    3.3.1.2. Switched Access charges, per Pacific's Schedule C.P.U.C. Tariff No. 175-T ("Switched Access Charges"), shall apply as follows:

                              -    NIC

                    3.3.1.3. For call termination at the terminating office, Switched Access Charges shall apply as follows:

                              -    Local Switching

                              -    NIC

          3.3.2. Originated by ACI's end-user customer and completed to the customer of a third-party carrier (not affiliated with ACI) using Pacific's LSNE in a distant end office:

                    3.3.2.1.  For use of the local switch:

                              -    Local Switching Capacity charge at the
                                   originating office.

                              - A mileage-based transport charge between the two offices will apply when ACI uses Pacific's transport.

                              -    NIC at the originating office

                    3.3.2.2.  For call termination:

                              - Local Switching Capacity at the terminating office per the Price Sheet.

          3.3.3. Originated by ACI's end-user customer and completed to the network of third-party carrier (not affiliated with ACI) interconnected with Pacific's network:

                    3.3.3.1.  For use of the local switch:

                              -    Local Switching Capacity charge at the
                                   originating office.

                              - A mileage-based transport charge will apply when ACI uses Pacific's transport, and mileage shall be measured between the originating office and the POI with the third party's network.

                              -    NIC at the originating office

                              -    Tandem Transit rate

                    3.3.3.2.  For call termination:

                              -    Local Switching

                              -    NIC

                              - Tandem Switching (if charged by the third party)

          3.3.4. Originated by ACI's end-user customer and completed to another of ACI's customers being served through Pacific's LSNE in a distant office:

                    3.3.4.1.  For use of the local switch:

                              -    Local Switching Capacity charge at the
                                   originating office.

                              - A mileage-based transport charge between the two offices will apply when ACI uses Pacific's transport.

                              -    NIC at the originating office

                              -    Local Switching Capacity charge at the
                                   terminating office.

                              -    NIC at the terminating office

          3.3.5. Originated by a Pacific customer and terminated to ACI's end-user customer.

                    3.3.5.1.  For use of the local switch:

                              -    Local Switching Capacity charge at the
                                   terminating office.

                              -    NIC at the terminating office

                    3.3.5.2. For call termination ACI will charge to Pacific Pacific's Switched Access Charges at the terminating office:

                              -    Local Switching

                              -    NIC

          3.3.6. Originated by the customer of a third-party carrier (not affiliated with ACI) using Pacific's LSNE in a distant end office and terminated to ACI's LSNE:

                    3.3.6.1.  For use of the local switch:

                              -    Local Switching Capacity charge at the
                                   terminating office.

                              -    NIC at the terminating office

                    3.3.6.2.  For call termination:

                               - ACI will charge to Pacific Pacific's Local Switching Capacity charge per Appendix A Price Sheet

          3.3.7. Originated by a customer on the network of a third-party carrier (not affiliated with ACI) interconnected with Pacific's network and terminated to ACI's LSNE.

                    3.3.7.1.  For use of the local switch:

                              -    Local Switching Capacity charge at the
                                   terminating office.

                              -    NIC at the terminating office

                              - A mileage-based transport charge will apply when ACI uses Pacific's transport, and mileage shall be measured between the POI with the third party and the terminating office.

                    3.3.7.2. For call termination ACI will charge to Pacific Pacific's Switched Access charges:

                              -    Local Switching

                              -    NIC

     3.4. For intrastate Switched Access calls where ACI is using Pacific's LSNE for calls originated from or terminated to an IXC for completion:

          3.4.1. For calls originated from ACI's end-user customer to ACI's own IXC switch (or that of an affiliate) for completion:

                    3.4.1.1.  For use of the local switch:

                              -    Local Switching Capacity charge at the
                                   originating office.

                              -    NIC at the originating office

                              -    Pacific will charge ACI's IXC affiliate
                                   appropriate Switched Access elements.

          3.4.2. For calls originated from ACI's end-user customer to an IXC's switch not affiliated with ACI.

                    3.4.2.1.  For use of the local switch:

                              -    Local Switching Capacity charge at the
                                   originating office.

                              -    NIC at the originating office

                              - Pacific and ACI shall charge the IXC for originating Switched Access on a Meet Point basis per the Agreement.

          3.4.3. For calls terminating to ACI's end-user customer from ACI's own IXC switch (or that of an affiliate) for completion.

                    3.4.3.1.  For use of the local switch:

                              -    Local Switching Capacity charge at the
                                   terminating office.

                              -    NIC at the terminating office

                              - Pacific shall charge ACI's IXC (affiliate) appropriate Switched Access elements

          3.4.4. For calls terminating to ACI's end-user customer from an IXC switch not affiliated with ACI.

                    3.4.4.1.  For use of the local switch:

                              -    Local Switching Capacity charge at the
                                   terminating office.

                              -    NIC at the terminating office

                              -    Pacific and ACI shall charge the IXC
                                   terminating Switched Access on a Meet Point basis per the Agreement

          3.4.5. For interstate Switched Access calls where ACI is using Pacific's LSNE for calls originated from or terminated to an IXC for completion:

                    3.4.5.1. For calls originated from ACI's end-user customer to ACI's own IXC switch (or that of an affiliate) for completion.

                              3.4.5.1.1.     For use of the local switch:

                              -    Local Switching Capacity charge at the
                                   originating office.

                              -    RIC and CCLC at the originating office.

                              - Pacific shall charge ACI's IXC (affiliate) appropriate Switched Access elements.

          3.4.6. For calls originated from ACI's end-user customer to an IXC's switch not affiliated with ACI.

                    3.4.6.1.  For use of the local switch:

                              -    Local Switching Capacity charge at the
                                   originating office.

                              -    RIC and CCLC at the originating office

                              - Pacific and ACI shall charge the IXC for originating Switched Access on a Meet Point basis per the Agreement.

          3.4.7. For calls terminating to ACI's end-user customer from ACI's own IXC switch (or that of an affiliate) for completion.

                    3.4.7.1.  For use of the local switch:

                              -    Local Switching Capacity charge at the
                                   terminating office.

                              -    RIC and CCLC at the terminating office

                              - Pacific shall charge ACI's IXC (affiliate) appropriate Switched Access elements.

          3.4.8. For calls terminating to ACI's end-user customer from an IXC's switch not affiliated with ACI.

                    3.4.8.1.  For use of the local switch:

                              -    Local Switching Capacity charge at the
                                   terminating office.

                              -    RIC and CCLC at the terminating office

                              - Pacific and ACI shall charge the IXC for terminating Switched Access on a Meet Point basis per the Agreement.

4.   COMPENSATION FOR CALL TERMINATION

     4.1. In all cases, resale lines (whether purchased by ACI or a third party) in Pacific's switches will be treated in the same manner as Pacific's end user customers for the purposes of call termination charges.

     4.2. For calls that originate from or terminate to a ACI Local Switching Network Element ("LSNE"), bound for or terminated from a third party LEC, the Parties agree that Pacific shall make arrangements directly with that third party for any compensation owed in connection with such calls on ACI's behalf.

     4.3. Pacific agrees to bill any facilities-based third party referred to in Section 3.2, above, unless, after thirty (30) days' notice in writing to Pacific, ACI requests otherwise. To compensate Pacific for this service, ACI agrees to pay $ .005 (one-half cent) per message.

     4.4. For calls that originate from a facilities-based third party and terminate to a ACI LSNE, Pacific will compensate ACI on behalf of that third party. For calls that terminate to a facilities-based third party from a ACI LSNE, Pacific has agreed to charge ACI as if the call terminated in Pacific's network, using Pacific's rates as described below. In the event ACI elects not to use Pacific's billing service described in Section 3.4, above, ACI shall deal directly with third parties regarding compensation for call termination.


PRICE SHEET


                                            SERVICE ORDER                  CONNECT                    DISCONNECT
                       MONTHLY        --------------------------  --------------------------  --------------------------
  NETWORK ELEMENTS    RECURRING         INITIAL     ADDITIONAL      INITIAL     ADDITIONAL      INITIAL     ADDITIONAL
--------------------  ----------      -----------  -------------  -----------  -------------  -----------  -------------
SIGNALING SYSTEM 7
 (SS7)

STP Port              FCC Tariff 128
SS7 Link              FCC Tariff 128
Link Mileage          FCC Tariff 128
800 Database          FCC Tariff 128
LIDB Query            FCC Tariff 128
Transit Signalling               TBD

OPERATOR SERVICES
Directory Assistance
 Per Call             $     0.38             N/A           N/A           N/A           N/A           N/A           N/A
Operator Services
 per Work Sec         $  0.02967             N/A           N/A           N/A           N/A           N/A           N/A

COLLOCATION

EISCC
  Basic               $     1.17          $36.57         $7.31       $120.22        $94.70        $79.59        $79.59
  DS-0                $    17.52          $36.57         $7.31       $141.84       $116.32        $83.33        $83.33
  DS-1                $    17.96          $36.57         $7.31       $193.24       $167.72        $89.62        $89.62
  DS-3                $    88.80          $36.57         $7.31       $189.54       $164.02        $88.29        $88.29

ENTRANCE FACILITIES
  2-Wire Voice        $    59.95          $54.40        $54.40       $161.52       $161.52        $94.63        $94.63
  4-Wire Voice               TBD             TBD           TBD           TBD           TBD           TBD           TBD
  DS-1                $    98.60          $33.79        $33.79        346.84       $346.84       $215.34       $215.34
  DS-3 w/ equip       $ 1,068.65          $54.39        $54.39       $411.06       $411.06       $141.95       $141.95
  DS-3 w/o equip      $   395.91          $54.39        $54.39       $396.85       $396.85       $141.95       $141.95














                                CHANGE ORDER
                      --------------------------------
  NETWORK ELEMENTS       INITIAL          ADDITIONAL
--------------------  -------------     --------------
SIGNALING SYSTEM 7
 (SS7)

STP Port
SS7 Link
Link Mileage
800 Database
LIDB Query
Transit Signalling

OPERATOR SERVICES
Directory Assistance
 Per Call                     N/A               N/A
Operator Services
 per Work Sec                 N/A               N/A

COLLOCATION

EISCC
  Basic                     $0.00             $0.00
  DS-0                      $0.00             $0.00
  DS-1                      $0.00             $0.00
  DS-3                      $0.00             $0.00

ENTRANCE FACILITIES
  2-Wire Voice             $21.51            $21.51
  4-Wire Voice                TBD               TBD
  DS-1                      $0.00             $0.00
  DS-3 w/ equip             $0.00             $0.00
  DS-3 w/o equip            $0.00             $0.00


PRICE SHEET


                                        SERVICE ORDER                  CONNECT                    DISCONNECT
                       MONTHLY    --------------------------  --------------------------  ---------------------------
  NETWORK ELEMENTS    RECURRING     INITIAL     ADDITIONAL      INITIAL     ADDITIONAL      INITIAL     ADDITIONAL
--------------------  ----------  -----------  -------------  -----------  -------------  -----------  --------------
LOCAL SWITCHING
 CAPABILITY

PORTS
  2-Wire Port              $3.49      $45.87         $6.80        $91.49        $46.38        $64.15         $7.31
  Coin Port                $3.58      $45.87         $6.80        $91.49        $46.38        $64.15         $7.31
  Centrex Port             $6.94         TBD           TBD           TBD           TBD           TBD           TBD
  Centrex System             N/A       $0.00           N/A        $54.38           N/A        $27.18        $27.18
  Establishment
  ISDN Port               $16.76         TBD           TBD           TBD           TBD           TBD           TBD
  DID Port                 $6.08         TBD           TBD           TBD           TBD           TBD           TBD
  DID Number Block         $1.47         N/A           N/A        $15.44        $15.44         $4.38         $4.38
  Hunting-Business         $0.30       $4.84         $4.84         $1.37         $1.37         $2.58         $0.74
  DS-1 Line Port             TBD         TBD           TBD           TBD           TBD           TBD           TBD

VERTICAL FEATURES
 (WEIGHTED AVG)
Call Forwarding            $0.84       $0.82         $0.00         $1.37         $1.37         $1.46         $0.74
Variable
Busy Call Forwarding       $0.83       $0.82         $0.00         $1.37         $1.37         $1.46         $0.74
Delayed Call
 Forwarding                $0.84       $0.82         $0.00         $1.37         $1.37         $1.46         $0.74
Call Waiting               $0.84       $0.82         $0.00         $1.37         $1.37         $1.46         $0.74
Three Way Calling          $0.84       $0.82         $0.00         $1.37         $1.37         $1.46         $0.74
Call Screen                $0.86       $0.82         $0.00         $1.37         $1.37         $1.46         $0.74
Message Waiting
 Indicator                 $0.84       $0.82         $0.00         $1.37         $1.37         $1.46         $0.74
Repeat Dialing             $0.84       $0.82         $0.00         $1.37         $1.37         $1.46         $0.74
Call Return                $0.84       $0.82         $0.00         $1.37         $1.37         $1.46         $0.74
Call Forwarding
 Busy/Delay                $0.84       $0.82         $0.00         $1.37         $1.37         $1.46         $0.74
Remote Call
 Forwarding
 (Weighted Avg)            $1.76      $10.54         $2.11         $3.44         $3.44         $6.09         $6.09
Other Vertical
 Features                    TBD         TBD           TBD           TBD           TBD           TBD           TBD

BASIC SWITCHING
 FUNCTIONS
Interoffice -
 Originating
  Setup per Attempt    $0.006863
  MOU                  $0.000875
Interoffice -
 Terminating
  Setup per Call       $0.007006
  MOU                  $0.000900
Intraoffice
  Setup per Call       $0.016156
  MOU                  $0.000900
Tandem Switching
  Setup per Call       $0.002943
  MOU                  $0.000964

INTEROFFICE
 TRANSMISSION
TRUNK PORT
 TERMINATION
End Office Dedicated      $18.01      $47.87           TBD       $277.45           TBD       $126.17         $2.04
DS-1 Port
Tandem Dedicated          $18.01         TBD           TBD           TBD           TBD           TBD           TBD
DS-1 Port
CLC Switched
Service
Establishment
  1AESS                      N/A         TBD           TBD           TBD           TBD           TBD           TBD
  5ESS                       N/A         TBD           TBD           TBD           TBD           TBD           TBD
  DMS100                     N/A         TBD           TBD           TBD           TBD           TBD           TBD










                               CHANGE ORDER
                      -------------------------------
  NETWORK ELEMENTS       INITIAL        ADDITIONAL
--------------------  -------------   ---------------
LOCAL SWITCHING
 CAPABILITY

PORTS
  2-Wire Port              $124.12         $52.23
  Coin Port                $124.12         $52.23
  Centrex Port                TBD             TBD
  Centrex System            $41.71         $41.71
  Establishment
  ISDN Port                   TBD             TBD
  DID Port                    TBD             TBD
  DID Number Block          $6.97           $6.97
  Hunting-Business         $10.86           $2.78
  DS-1 Line Port              TBD             TBD

VERTICAL FEATURES
 (WEIGHTED AVG)
Call Forwarding             $8.15           $2.78
Variable
Busy Call Forwarding        $8.15           $2.78
Delayed Call
 Forwarding                 $8.15           $2.78
Call Waiting                $8.15           $2.78
Three Way Calling           $8.15           $2.78
Call Screen                 $8.15           $2.78
Message Waiting             $8.15           $2.78
 Indicator
Repeat Dialing              $8.15           $2.78
Call Return                 $8.15           $2.78
Call Forwarding             $8.15           $2.78
 Busy/Delay
Remote Call                 $9.24           $9.24
 Forwarding
 (Weighted Avg)
Other Vertical                TBD             TBD
 Features

BASIC SWITCHING
 FUNCTIONS
Interoffice -
 Originating
  Setup per Attempt
  MOU
Interoffice -
 Terminating
  Setup per Call
  MOU
Intraoffice
  Setup per Call
  MOU
Tandem Switching
  Setup per Call
  MOU

INTEROFFICE
 TRANSMISSION
TRUNK PORT
 TERMINATION
End Office Dedicated      $288.29           $4.67
DS-1 Port
Tandem Dedicated              TBD             TBD
DS-1 Port
CLC Switched
Service
Establishment
  1AESS                       TBD             TBD
  5ESS                        TBD             TBD
  DMS100                      TBD             TBD

NET


                                        SERVICE ORDER                  CONNECT                    DISCONNECT
                       MONTHLY    --------------------------  --------------------------  ---------------------------
  NETWORK ELEMENTS    RECURRING     INITIAL     ADDITIONAL      INITIAL     ADDITIONAL      INITIAL     ADDITIONAL
--------------------  ----------  -----------  -------------  -----------  -------------  -----------  --------------
COMMON TRANSPORT
Zone 1
  Fixed Mileage        $0.000472         N/A           N/A           N/A           N/A           N/A           N/A
  Variable Mileage     $0.000015
Zone 2
  Fixed Mileage        $0.000472         N/A           N/A           N/A           N/A           N/A           N/A
  Variable Mileage     $0.000019
Zone 3
  Fixed Mileage        $0.000479         N/A           N/A           N/A           N/A           N/A           N/A
  Variable Mileage     $0.000020
Zone 4
  Fixed Mileage        $0.000506         N/A           N/A           N/A           N/A           N/A           N/A
  Variable Mileage     $0.000024

DEDICATED TRANSPORT
VOICE GRADE
DEDICATED TRANSPORT
Zone 1
  Fixed Mileage            $2.75         TBD           TBD           TBD           TBD           TBD           TBD
  Variable Mileage         $0.14
Zone 2
  Fixed Mileage            $2.76         TBD           TBD           TBD           TBD           TBD           TBD
Variable Mileage           $0.16
Zone 3
  Fixed Mileage            $2.81         TBD           TBD           TBD           TBD           TBD           TBD
  Variable Mileage         $0.17
Zone 4
  Fixed Mileage            $3.05         TBD           TBD           TBD           TBD           TBD           TBD
  Variable Mileage         $0.22

DS-1 DEDICATED
 TRANSPORT
Zone 1
  Fixed Mileage           $28.00      $47.87           TBD       $393.97           TBD       $234.55         $0.20
  Variable Mileage         $1.22
Zone 2
  Fixed Mileage           $28.01      $47.87           TBD       $393.97           TBD       $234.55         $0.20
  Variable Mileage         $1.54
Zone 3
  Fixed Mileage           $28.48      $47.87           TBD       $393.97           TBD       $234.55         $0.20
  Variable Mileage         $1.69
Zone 4
  Fixed Mileage           $30.53      $47.87           TBD       $393.97           TBD       $234.55         $0.20
  Variable Mileage         $2.03

DS-3 DEDICATED
 TRANSPORT
Zone 1
  Fixed Mileage          $300.47      $47.87           TBD       $393.97           TBD       $234.55         $0.20
  Variable Mileage        $21.99
Zone 2
  Fixed Mileage          $302.56      $47.87           TBD       $393.97           TBD       $234.55         $0.20
  Variable Mileage        $30.06
Zone 3
  Fixed Mileage          $308.17      $47.87           TBD       $393.97           TBD       $234.55         $0.20
  Variable Mileage        $34.22
Zone 4
  Fixed Mileage          $357.83      $47.87           TBD       $393.97           TBD       $234.55         $0.20
  Variable Mileage        $41.54













                               CHANGE ORDER
                        ----------------------------
  NETWORK ELEMENTS        INITIAL       ADDITIONAL
--------------------    -----------   --------------
COMMON TRANSPORT
Zone 1
  Fixed Mileage                N/A          N/A
  Variable Mileage
Zone 2
  Fixed Mileage                N/A          N/A
  Variable Mileage
Zone 3
  Fixed Mileage                N/A          N/A
  Variable Mileage
Zone 4
  Fixed Mileage                N/A          N/A
  Variable Mileage

DEDICATED TRANSPORT
VOICE GRADE
DEDICATED TRANSPORT
Zone 1
  Fixed Mileage                TBD          TBD
  Variable Mileage
Zone 2
  Fixed Mileage                TBD          TBD
Variable Mileage
Zone 3
  Fixed Mileage                TBD          TBD
  Variable Mileage
Zone 4
  Fixed Mileage                TBD          TBD
  Variable Mileage

DS-1 DEDICATED
 TRANSPORT
Zone 1
  Fixed Mileage            $448.66        $1.23
  Variable Mileage
Zone 2
  Fixed Mileage            $448.66        $1.23
  Variable Mileage
Zone 3
  Fixed Mileage            $448.66        $1.23
  Variable Mileage
Zone 4
  Fixed Mileage            $448.66        $1.23
  Variable Mileage

DS-3 DEDICATED
 TRANSPORT
Zone 1
  Fixed Mileage            $448.66        $1.23
  Variable Mileage
Zone 2
  Fixed Mileage            $448.66        $1.23
  Variable Mileage
Zone 3
  Fixed Mileage            $448.66        $1.23
  Variable Mileage
Zone 4
  Fixed Mileage            $448.66        $1.23
  Variable Mileage



                                        SERVICE ORDER                  CONNECT                    DISCONNECT
                       MONTHLY    --------------------------  --------------------------  ---------------------------
  NETWORK ELEMENTS    RECURRING     INITIAL     ADDITIONAL      INITIAL     ADDITIONAL      INITIAL     ADDITIONAL
--------------------  ----------  -----------  -------------  -----------  -------------  -----------  --------------
SHARED TRANSPORT
Zone 1
  Fixed Mileage        $0.000883         N/A           N/A           N/A           N/A           N/A           N/A
  Variable Mileage     $0.000015
Zone 2
  Fixed Mileage        $0.000883         N/A           N/A           N/A           N/A           N/A           N/A
  Variable Mileage     $0.000019
Zone 3
  Fixed Mileage        $0.000890         N/A           N/A           N/A           N/A           N/A           N/A
  Variable Mileage     $0.000020
Zone 4
  Fixed Mileage        $0.000922         N/A           N/A           N/A           N/A           N/A           N/A
  Variable Mileage     $0.000024
With Option C LSNE           ICB

MULTIPLEXING
DS-0/DS-1 MUX            $235.71      $47.87           N/A       $453.20           N/A       $226.44       $226.44
DS-1/DS-3 MUX            $260.30      $47.87           N/A       $466.59           N/A       $228.47       $228.47
DCS                          TBD         TBD           TBD           TBD           TBD           TBD           TBD

USCC                      $20.95         TBD           TBD           TBD           TBD           TBD           TBD


                              CHANGE ORDER
                      --------------------------------
  NETWORK ELEMENTS       INITIAL         ADDITIONAL
--------------------  -------------   ----------------
SHARED TRANSPORT
Zone 1
  Fixed Mileage               N/A            N/A
  Variable Mileage
Zone 2
  Fixed Mileage               N/A            N/A
  Variable Mileage
Zone 3
  Fixed Mileage               N/A            N/A
  Variable Mileage
Zone 4
  Fixed Mileage               N/A            N/A
  Variable Mileage
With Option C LSNE

MULTIPLEXING
DS-0/DS-1 MUX               $0.00          $0.00
DS-1/DS-3 MUX               $0.00          $0.00
DCS                           TBD            TBD

USCC                          TBD            TBD

                                       18